             As filed with the Securities and Exchange Commission
                                on May 1, 2000
                     Registration No. 333-74283; 811-09255

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                      ----------------------------------
                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [_]

Post-Effective Amendment No. 6                                   [X]

                                      And

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [_]

Amendment No. 8                                                  [X]

                       (Check appropriate box or boxes)
                           ________________________

                          WELLS FARGO VARIABLE TRUST
              (Exact Name of Registrant as specified in Charter)
                               111 Center Street
                         Little Rock, Arkansas  72201
         (Address of Principal Executive Offices, including Zip Code)
                          __________________________

      Registrant's Telephone Number, including Area Code: (800) 643-9691
                             Richard H. Blank, Jr.
                               c/o Stephens Inc.
                               111 Center Street
                         Little Rock, Arkansas  72201
                    (Name and Address of Agent for Service)
                                With a copy to:
                            Robert M. Kurucza, Esq.
                            Marco E. Adelfio, Esq.
                            Morrison & Foerster LLP
                         2000 Pennsylvania Ave., N.W.
                            Washington, D.C. 20006

It is proposed that this filing will become effective (check appropriate box):

[X]  Immediately upon filing pursuant to Rule 485(b), or

[_]  on _________ pursuant to Rule 485(b)

[_]  60 days after filing pursuant to Rule 485(a)(1), or

[_]  on _________ pursuant to Rule 485(a)(1)

[_]  75 days after filing pursuant to Rule 485(a)(2), or

[_]  on ___________pursuant to Rule 485(a)(2)

If appropriate, check  the following box:

[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                          WELLS FARGO VARIABLE TRUST
                          --------------------------
                             Cross Reference Sheet
                             ---------------------


Form N-1A Item Number
---------------------

Part A          Prospectus Captions
------          -------------------

1               Front and Back Cover Pages
2               Objectives and Principal Strategies
                Important Risks
3               Summary of Expenses
                Example of Expenses
4               Objectives and Principal Strategies
                Important Risks
                See Individual Fund Summaries
                General Investment Risks
5               Not applicable
6               Organization and Management of the Funds
7               Your Account
                Dividends and Distributions
                Taxes
8               Distribution Plan
                Exchanges
9               See Individual Fund Summaries

Part B          Statement of Additional Information Captions
------          --------------------------------------------

10              Cover Page and Table of Contents
11              Historical Fund Information
12              Investment Restrictions
                Additional Investment Policies
                Risk Factors
13              Management
14              Capital Stock
15              Management
16              Portfolio Transactions
17              Capital Stock
18              Determination of Net Asset Value
                Additional Purchase and Redemption Information
19              Federal Income Taxes
20              Management
21              Performance Calculations
22              Financial Information

Part C          Other Information
------          -----------------

23-30 Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Document.

                               EXPLANATORY NOTE
                               ----------------

     This Post-Effective Amendment No. 6 (the "Amendment") to the Registration Statement of Wells Fargo Variable Trust (the "Trust") is being filed to add to the Trust's Registration Statement audited financial statements and certain other financial information for the year ended December 31, 1999, for the Asset Allocation, Corporate Bond, Equity Income, Equity Value, Growth, Large Company Growth, Money Market, and Small Cap Growth Funds, and to make certain other changes to the prospectuses and statements of additional information for these funds.

                                                    [LOGO OF WELLS FARGO FUNDS]

WELLS FARGO VARIABLE TRUST FUNDS


Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued,endorsed or guaranteed by Wells Fargo Bank,N.A.("Wells Fargo Bank") or any of its affiliates.Fund shares are NOT insured or guaranteed by the U.S.Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS,INCLUDING POSSIBLE LOSS OF PRINCIPAL.

             PROSPECTUS

   Asset Allocation Fund
   Corporate Bond Fund
   Equity Income Fund
   Equity Value Fund
   Growth Fund
   International Equity Fund
   Large Company Growth Fund
   Money Market Fund
   Small Cap Growth Fund

                                                                        MAY 1
                                                                            2000

Table of Contents                                         Variable Trust Funds
-------------------------------------------------------------------------------

Overview                             Objectives and Principal Strategies      4
This section contains important      Summary of Important Risks               6
summary information about the        Performance History                      9
Funds.                               Key Information                         15

-------------------------------------------------------------------------------
The Funds                            Asset Allocation Fund                   16
This section contains important      Corporate Bond Fund                     20
information about the individual     Equity Income Fund                      22
Funds.                               Equity Value Fund                       24
                                     Growth Fund                             26
                                     International Equity Fund               30
                                     Large Company Growth Fund               32
                                     Money Market Fund                       34
                                     Small Cap Growth Fund                   38
                                     General Investment Risks                41
                                     Organization and Management
                                      of the Funds                           47

-------------------------------------------------------------------------------
Your Investment                      Your Account                            50
Turn to this section for
information on how to buy
and sell Fund shares.


-------------------------------------------------------------------------------
Reference                            Other Information                       51
Look here for additional             Table of Predecessors                   52
information and term                 Portfolio Managers                      53
definitions.
                                     Glossary                                56

Variable Trust Funds Overview
--------------------------------------------------------------------------------
See the individual Fund descriptions in this Prospectus for further details.

Words appearing in italicized print and highlighted in color are defined in the Glossary.

--------------------------------------------------------------------------------
FUND                                 OBJECTIVE
--------------------------------------------------------------------------------


Asset Allocation Fund                Seeks long-term total return,consistent
                                     with reasonable risk.



Corporate Bond Fund                  Seeks a high level of current income
                                     consistent with reasonable risk.



Equity Income Fund                   Seeks long-term capital appreciation and
                                     above-average dividend income.


Equity Value Fund                    Seeks long-term capital appreciation.


Growth Fund                          Seeks long-term capital appreciation.



International Equity Fund            Seeks total return,with an emphasis on
                                     capital appreciation over the long-term.



Large Company Growth                 Seeks long-term capital appreciation.
Fund


Money Market Fund                    Seeks current income,while preserving
                                     capital and liquidity.



Small Cap Growth Fund                Seeks long-term capital appreciation.




4  Variable Trust Prospectus

--------------------------------------------------------------------------------
PRINCIPAL STRATEGY
--------------------------------------------------------------------------------

We do not select individual securities for investment, rather, we buy substantially all of the securities of various indexes to replicate the total return of the index. We use an asset allocation model to allocate and reallocate assets among common stocks (S&P 500 Index), U.S. Treasury bonds (Lehman Brothers 20+ Bond Index) and money market instruments, operating from a "normal" allocation of 60% stocks and 40% bonds. We invest in asset classes that we believe are undervalued in order to achieve better long-term, risk-adjusted returns.

We invest primarily in corporate debt securities of any maturity. Under normal market conditions we expect to maintain a dollar weighted-average maturity for portfolios of between 10 and 15 years. We may invest up to 25% of Fund assets in securities considered to be below investment grade ("junk bonds") to enhance yield.

The Fund invests in the common stocks of large, high-quality domestic companies with above-average return potential and above-average dividend income. We consider "large" companies to be those whose market capitalization is greater than the median of the Russell 1000 Index, which is considered a mid- to large-capitalization index.

We invest in equity securities that we believe are undervalued in relation to the overall stock markets.

We invest in common stocks and other equity securities of domestic and foreign companies whose market capitalization falls within the range of the Russell 1000 Index, which is considered a mid- to large-capitalization index. We buy stocks of companies that have a strong earnings growth trend and above-average prospects for future growth, or that we believe are undervalued.

We invest in equity securities of companies based in developed non-U.S. countries and in emerging markets of the world. We expect that the securities held by the Fund will be traded on a stock exchange or other market in the country in which the issuer is based, but they also may be traded in other countries, including the U.S. We apply a fundamentals-driven, value-oriented analysis to identify companies with above-average potential for long-term growth and total return capabilities.

The Fund invests in the common stock of large, high-quality domestic companies that have superior growth potential. We consider "large" companies to be those whose market capitalization is greater than the median of the Russell 1000 Index, which is considered a mid- to large-capitalization index.

We invest in high-quality, U.S. dollar-denominated money market instruments, including debt obligations. We may also make certain other investments, including, for example, repurchase agreements.

We invest in common stocks issued by companies whose market capitalization falls within the range of the Russell 2000 Index, which is considered a small capitalization index. We invest in the common stocks of domestic and foreign issuers we believe have above-average prospects for capital growth, or that may be involved in new or innovative products, services and processes.


                                                    Variable Trust Prospectus  5

Summary of Important Risks
--------------------------------------------------------------------------------

This section summarizes important risks that are common to all of the Funds described in this Prospectus, and important risks that relate specifically to particular Funds. Both are important to your investment choice. Additional information about these and other risks is included in:

 . the individual Fund Descriptions later in this Prospectus;

 . under the "General Investment Risks"section beginning on page 41; and

 . in the Funds' Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.It is possible to lose money by investing in a Fund. Although the Money Market Fund seeks to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

--------------------------------------------------------------------------------
   COMMON RISKS FOR THE FUNDS
--------------------------------------------------------------------------------

   Equity Securities
   The Funds invest in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund's portfolio. Certain types of stock and certain individual stocks selected for a Fund's portfolio may underperform or decline in value more than the overall market. As of the date of this Prospectus, the equity markets, as measured by the S&P 500 Index and other commonly used indexes, are trading at or close to record levels. There can be no guarantee that these levels will continue. The Funds that invest in smaller companies, in foreign companies (including investments made through American Depositary Receipts and similar instruments), and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. A Fund's investment in foreign companies and emerging markets are also subject to special risks associated with international investing, including currency, political, regulatory and diplomatic risks.

   Debt Securities
   The Funds may invest some of their assets in debt securities,such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in a Fund's investments, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt securities held in a Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain type of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.


6  Variable Trust Prospectus

--------------------------------------------------------------------------------
FUND                                SPECIFIC RISKS
--------------------------------------------------------------------------------

                                    The Fund uses an investment model that seeks
                                    undervalued asset classes. There is no
                                    guarantee that the asset allocation model
                                    will make accurate determinations or that an
                                    asset class we believe is undervalued will
Asset Allocation Fund               perform as expected. We may incur higher
                                    than average portfolio turnover resulting from allocation shifts recommended by the model. Portfolio turnover increases transaction costs and may trigger capital gains.

                                    We may invest in debt securities that are in
                                    low or below investment grade categories, or
                                    are unrated or in default at the time of
                                    purchase. Such debt securities have a much
                                    greater risk of default (or in the case of
                                    bonds currently in default, of not returning
                                    principal) and are more volatile than
                                    higher-rated securities of similar
Corporate Bond Fund                 maturity. The value of such debt securities
                                    will be affected by overall economic
                                    conditions, interest rates, and the
                                    creditworthiness of the individual issuers.
                                    Additionally, these lower rated debt
                                    securities may be less liquid and more
                                    difficult to value than higher rated
                                    securities.

                                    Stocks selected for their high dividend
                                    income may be more sensitive to interest
Equity Income Fund                  rate changes than other stocks. This Fund is
                                    primarily subject to the equity securities risks described in the Common Risks section above.

                                    There is no guarantee that securities
                                    selected as "undervalued" will perform as
Equity Value Fund                   expected. Stocks of smaller, medium-sized
                                    and foreign companies purchased using the value strategy may be more volatile and less liquid than other comparable securities.

                                    We select growth stocks based on prospects
                                    for future earnings, which may not grow as
                                    expected. In addition, at times, the overall
Growth Fund                         market or the market for value stocks may
                                    outperform growth stocks.


                                                    Variable Trust Prospectus  7

Summary of Important Risks
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND                                      SPECIFIC RISKS
--------------------------------------------------------------------------------

                                    Foreign company stocks involve special
                                    risks,including generally higher commission
                                    rates,political,social and monetary or
                                    diplomatic developments that could affect
                                    U.S.investments in foreign countries.
                                    Emerging market countries may experience
                                    increased political instability,and are
                                    often dependent on international
                                    trade,making them more vulnerable to events
                                    in other countries.They may have less
                                    developed financial systems and volatile
International Equity Fund           currencies and may be more sensitive than
                                    more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries,which may make them more difficult to sell, particularly during a market downturn.Additionally,dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes.

                                    The Fund is primarily subject to the equity
                                    market risks described in the Common Risks
                                    section above.Dividend-producing large
                                    company stocks have experienced
Large Company Growth Fund           unprecedented appreciation in recent
                                    years.There is no guarantee such performance levels will continue.We select growth stocks based on prospects for future earnings,which may not grow as expected.In addition,at times, the overall market or the market for value stocks may outperform growth stocks.

                                    Although the Fund seeks to maintain a stable
Money Market Fund                   net asset value of $1.00 per share,there is
                                    no assurance it will be able to do so.

                                    This Fund may invest in companies that pay
                                    low or no dividends, have smaller market
                                    capitalizations,have less market liquidity,
                                    have no or relatively short operating
                                    histories,or are newly public companies.Some
                                    of these companies have aggressive capital
                                    structures,including high debt levels,or are
                                    involved in rapidly growing or changing
Small Cap Growth Fund               industries and/or new technologies.Because
                                    the Fund may invest in such aggressive
                                    securities,share prices may rise and fall more than the share prices of other funds.In addition,our active trading investment strategy may result in a higher-than-average portfolio turnover ratio,increased trading expenses,and higher short-term capital gains.We select stocks for this Fund based in part on their prospects for future earnings, which may not grow as expected.In addition,at times,the overall market or the market for value stocks may outperform growth stocks.



8  Variable Trust Prospectus

Performance History
--------------------------------------------------------------------------------

         The information on the following pages shows you how each Fund has performed and illustrates the variability of a Fund's returns over time. Each Fund's average annual returns for one-year, five-year and since inception periods are compared to the performance of an appropriate broad-based index. Please remember that past performance is no guarantee of future results. The performance for the Funds in this Prospectus do not reflect fees charged by your variable life insurance/annuity certificate or contract. If they did, returns would be lower.

         The Corporate Bond Fund, International Equity Fund and Large Company Growth Fund have not been in operation for at least a calendar year, therefore, performance information is not shown for these Funds.


         Asset Allocation Fund Calendar Year Returns (%)

                                    [GRAPH]

'95  28.95
'96  11.46
'97  20.88
'98  25.26
'99   9.33

Best Qtr.: Q4 '98 . 15.86%                  Worst Qtr.: Q3 '98 . -5.38%

Average annual total return (%)
                                                                         Since
for the period ended 12/31/99                 1 year      5 years      Inception
WFVT Asset Allocation Fund (Incept. 4/15/94)   9.33        18.93         16.61
S&P 500 Index1                                21.04        28.56         25.66
LB Gov't./Corp. Bond Index2                   -2.15         7.61          6.76

1. S&P 500 is a registered trademark of Standard & Poor's.
2. Lehman Brothers Government/Corporate Bond Index.



                                                    Variable Trust Prospectus  9

Performance History

         Equity Income Fund Calendar Year Returns (%)

                                    [GRAPH]

'97  26.90
'98  18.42
'99   7.90

Best Qtr.: Q4 '98 o 15.63%                   Worst Qtr.: Q3        '98 o -9.73%

Average annual total return (%)
                                                                       Since
for the period ended 12/31/99                    1 year              Inception
WFVT Equity Income Fund (Incept.5/6/96)           7.90                 17.14
S&P 500 Index1                                   21.04                 26.75

1. S&P 500 is a registered trademark of Standard & Poor's.



10 Variable Trust Prospectus

Equity Value Fund Calendar Year Returns (%)

                                    [GRAPH]
'99  -2.48

Best Qtr.: Q2 '99 o 10.87%                   Worst Qtr.: Q3        '99 o -13.64%

Average annual total return (%)
                                                                       Since
for the period ended 12/31/99                   1 year               Inception
WFVT Equity Value Fund (Incept.5/1/98)           -2.48                 -3.73
S&P 500 Index1                                   21.04                 19.80

1. S&P 500 is a registered trademark of Standard & Poor's.


                                                   Variable Trust Prospectus  11

Performance History
--------------------------------------------------------------------------------

Growth Fund Calendar Year Returns (%)

                                    [GRAPH]
'95  29.19
'96  22.44
'97  17.33
'98  28.81
'99  20.41

Best Qtr.: Q4 '98 o 22.93%                   Worst Qtr.:   Q3 '98 o    -10.40%

Average annual total return (%)
                                                                        Since
for the period ended 12/31/99                  1 year      5 years    Inception
WFVT Growth Fund (Incept.4/12/94)               20.41       23.55       21.22
S&P 500 Index1                                  21.04       28.56       25.54

1. S&P 500 is a registered trademark of Standard & Poor's.


12 Variable Trust Prospectus

Money Market Fund Calendar Year Returns (%)

                                    [GRAPH]

'95  5.41
'96  4.72
'97  5.04
'98  4.77
'99  4.46

Best Qtr.: Q1 '95 o 1.37%                  Worst Qtr.:      Q2 '99    o 1.03%

Average annual total return (%)
                                                                        Since
for the period ended 12/31/99                  1 year      5 years    Inception
WFVT Money Market Fund (Incept.5/19/94)          4.46        4.88        4.83
IBC All Taxable Money Market Fund Average        4.65        5.59        5.56


                                                    Variable Trust Prospectus 13

Performance History
--------------------------------------------------------------------------------

         Small Cap Growth Fund Calendar Year Returns (%)

                                    [GRAPH]
'96  31.47
'97   9.87
'98 -14.47
'99  66.27

Best Qtr.: Q4 '99              o 67.19%      Worst Qtr.: Q3        '98 o -27.93%

Average annual total return (%)
                                                                    Since
for the period ended 12/31/99                    1 year           Inception
WFVT Small Cap Growth Fund (Incept.5/17/95)      66.27              20.41
Russell 2000 Index                               21.26              16.19


14  Variable Trust Prospectus

Key Information
--------------------------------------------------------------------------------

         Important information you should look for as you decide to invest in a
         Fund:
         The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

         -----------------------------------------------------------------------

         Investment Objective and Investment Strategies

         The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objectives and strategies descriptions for each Fund tell you:

         .  what the Fund is trying to achieve;

         .  how we intend to invest your money; and

         . what makes a Fund different from the other Funds offered in this Prospectus.

         -----------------------------------------------------------------------

         Permitted Investments
         A summary of the Fund's key permitted investments and practices.

         -----------------------------------------------------------------------

         Important Risk Factors
         Describes the key risk factors for the Fund, and includes risks described in the "Summary of Important Risks" and "General Investment Risks" sections.

         Words appearing in italicized print and highlighted in color are defined in the Glossary.

                                                   Variable Trust Prospectus  15

Asset Allocation Fund
--------------------------------------------------------------------------------

         Investment Objective
         The Asset Allocation Fund seeks long-term total return, consistent with reasonable risk.

         -----------------------------------------------------------------------

         Investment Strategies
         We allocate and reallocate assets among common stocks, U.S. Treasury Bonds and money market instruments. This strategy is based on the premise that asset classes are at times undervalued or overvalued in comparison to one another and that investing in undervalued asset classes offers better long-term, risk-adjusted returns.

         -----------------------------------------------------------------------

         Permitted Investments
         The asset classes we invest in are:

         . Stock Investments--We invest in common stocks to replicate the S&P 500 Index. We do not individually select common stocks on the basis of traditional investment analysis. Instead, we invest in each company comprising the S&P 500 Index in proportion to its weighting in the S&P 500 Index to match the total return of the S&P 500 Index as closely as possible;

         . Bond Investments--We invest in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Bond Index. Bonds in this Index have remaining maturities of twenty years or more; and

         . Money Market Investments--We invest this portion of the Fund in high-quality money market instruments, including U.S. Government obligations, obligations of foreign and domestic banks, short-term corporate debt instruments and repurchase agreements.

         In addition, under normal market conditions, we may invest:

         . In call and put options on stock indexes, stock index futures, options on stock index futures, and interest rate futures contracts as a substitute for a comparable market position in stocks or bonds;

         .  In interest rate and index swaps; and

         . Up to 25% of total assets in foreign obligations qualifying as money market investments.

         We manage the allocation of investments in the Fund's portfolio assuming a "normal" allocation of 60% stocks and 40% bonds. This is not a "target" allocation but rather a measure of the level of risk tolerance for the Fund.

         We are not required to keep a minimum investment in any of the three asset classes described above, nor are we prohibited from investing substantially all of our assets in a single class. The allocation may shift at any time. We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, repurchase agreements and other short-term investments, to maintain liquidity or when we believe it is in the best interests of shareholders to do so. During such periods, the Fund may not achieve its objective of long-term total return. The Fund is a diversified portfolio.

         We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of long-term total return.

16  Variable Trust Prospectus

--------------------------------------------------------------------------------

Important Risk Factors
Foreign obligations may entail additional risks, such as currency, political, regulatory and diplomatic risks, which are described in more detail in the General Investment Risks section below. The value of investments in options on stock indexes and stock index futures is affected by price movements for the stocks in a particular index, rather than price movements for an individual security.

You should consider the "Summary of Important Risks" section on page 6;the "General Investment Risks" section beginning on page 41; and the specific risks listed here. They are all important to your investment choice.

                                                   Variable Trust Prospectus  17

Asset Allocation Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate that you would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request the Fund's annual report.

--------------------------------------------------------------------------------
   FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                                 ---------------
                                                                      Dec.31,
For the period ended:                                                  1999
                                                                 ---------------
Net asset value,beginning of period                                   $13.45

Income from investment operations:
  Net investment income (loss)                                          0.27
  Net realized and unrealized gain (loss)
    on investments                                                      0.97

Total from investment operations                                        1.24

Less distributions:
  Dividends from net investment income                                 (0.26)
  Distributions from net realized gain                                 (0.01)

Total from distributions                                               (0.27)

Net asset value,end of period                                         $14.42

Total return1                                                           9.33%

Ratios/supplemental data:
Net assets,end of period (000s)                                     $240,671

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                               0.97%
  Ratio of net investment income (loss)
    to average net assets                                               2.05%

Portfolio turnover                                                        30%

Ratio of expenses to average net
  assets prior to waived fees and
  reimbursed expenses (annualized)                                      1.17%

1 Total return calculations do not include any sales charges,and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

18  Variable Trust Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
     Dec. 31,              Dec. 31,            Dec. 31,              Dec. 31,
      1998                   1997                1996                  1995
--------------------------------------------------------------------------------
       $11.99                $11.42              $11.27                 $9.71


         0.34                  0.60                0.56                  0.55

         2.60                  1.73                0.69                  2.21

         2.94                  2.33                1.25                  2.76


        (0.34)                (0.60)              (0.56)                (0.55)
        (1.14)                (1.16)              (0.54)                (0.65)

        (1.48)                (1.76)              (1.10)                (1.20)

       $13.45                $11.99              $11.42                $11.27

        25.26%                20.88%              11.46%                28.95%


     $156,241               $86,506             $51,797               $25,467


         0.92%                 0.80%               0.69%                 0.41%

         2.62%                 5.20%               5.34%                 5.58%

           29%                  156%                  4%                   97%



          1.11%                0.85%               0.80%                 1.22%

Corporate Bond Fund
--------------------------------------------------------------------------------

         Portfolio Managers: N. Graham Allen, FCMA; John W. Burgess;
                             Jacqueline A. Flippin; Daniel J. Kokoszka, CFA; Scott Smith, CFA

         -----------------------------------------------------------------------

         Investment Objective
         The Corporate Bond Fund seeks a high level of current income, consistent with reasonable risk.

         -----------------------------------------------------------------------

         Investment Strategies
         We seek a high level of current income by actively managing a diversified portfolio consisting primarily of corporate debt securities. When purchasing these securities we consider, among other things, the yield differences for various corporate sectors, and the current economic cycle's potential effect on the various types of bonds. We may invest in securities of any maturity. Under normal market conditions, we expect to maintain a dollar-weighted average maturity for portfolio securities of between 10 and 15 years.We also may invest in U.S. Government obligations.

         -----------------------------------------------------------------------

         Permitted Investments
         Under normal market conditions, we invest:

         . at least 65% of our total assets in corporate debt securities;

         . in U.S. Government obligations;

         . up to 25% of our total assets in debt securities that are below investment grade;and

         . up to 25% of our total assets in securities of foreign issuers.

         We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of a high level of current income.

         -----------------------------------------------------------------------

         Important Risk Factors
         We may invest in securities regardless of their rating,or in securities that are unrated or in default at the time of purchase.

         You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 41; and the specific risks listed here. They are all important to your investment choice.

20  Variable Trust Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate that you would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------
                                               FUND COMMENCED
                                               ON SEP. 20, 1999
                                               ---------------------------------
                                                          Dec. 31,
For the period ended:                                       1999
                                               ---------------------------------

Net asset value, beginning of period                      $ 10.00

Income from investment operations:
  Net investment income (loss)                               0.16
  Net realized and unrealized gain (loss)
    on investments                                          (0.18)

Total from investment operations                            (0.02)

Less distributions:
  Dividends from net investment income                      (0.16)
  Distributions from net realized gains                      0.00

Total from distributions                                    (0.16)

Net asset value, end of period                            $  9.82

Total return (not annualized)1                              (0.16%)

Ratios/supplemental data:
  Net assets,end of period (000s)                         $68,423

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                    0.90%
  Ratio of net investment income (loss) to
    average net assets                                       5.87%

Portfolio turnover                                             59%

Ratio of expenses to average net
  assets prior to waived fees and
  reimbursed expenses (annualized)                           1.25%

1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

                                                   Variable Trust Prospectus  21

Equity Income Fund
--------------------------------------------------------------------------------

         Portfolio Managers: David L. Roberts, CFA; Gary J. Dunn, CFA

         -----------------------------------------------------------------------

         Investment Objective
         The Equity Income Fund seeks long-term capital appreciation and above-average dividend income.

         -----------------------------------------------------------------------

         Investment Strategies
         We invest primarily in the common stock of large,high-quality domestic companies that have above-average return potential based on current market valuations. We primarily emphasize investments in securities of companies with above-average dividend income. We use various valuation measures when selecting securities for the portfolio, including above-average dividend yields and below industry average price-to-earnings, price-to-book and price-to-sales ratios. We consider "large" companies to be those whose market capitalization is greater than the median of the Russell 1000 Index.

         -----------------------------------------------------------------------

         Permitted Investments
         Under normal market conditions, we invest:

         .  at least 65% of total assets in income-producing equity securities;
            and

         . in issues of companies with market capitalization greater than the median of the Russell 1000 Index (as of December 31,1999, this median was approximately $4 billion; the median is expected to change frequently).

         We may invest in preferred stocks, convertible securities, and securities of foreign companies. We will normally limit our investment in a single issuer to 10% or less of our total assets.

         We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of long-term capital appreciation and above-average dividend income.

         -----------------------------------------------------------------------

         Important Risk Factors
         Stocks selected for their high dividend yields may be more sensitive to interest rate changes than other stocks.

         You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 41; and the specific risks listed here. They are all important to your investment choice.

22  Variable Trust Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate that you would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

--------------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------------------------------------------
                                                FUND COMMENCED
                                                ON MAY 6,1996
                                              ----------------------------------------------------------------------
                                                     Dec. 31,            Dec. 31,        Dec. 31,         Dec. 31,
For the period ended:                                 1999                1998            1997             1996
                                              ----------------------------------------------------------------------
Net asset value, beginning of period            $     16.00        $     13.68       $     10.91       $     10.00

Income from investment operations:
  Net investment income (loss)                         0.17               0.18              0.14              0.08
  Net realized and unrealized gain (loss)
    on investments                                     1.09               2.34              2.79              0.92

Total from investment operations                       1.26               2.52              2.93              1.00

Less distributions:
  Dividends from net investment income                (0.17)             (0.18)            (0.14)            (0.08)
  Distributions from net realized gain                 0.00              (0.02)            (0.02)            (0.01)

Total from distributions                              (0.17)             (0.20)            (0.16)            (0.09)

Net asset value,end of period                   $     17.09        $     16.00       $     13.68       $     10.91

Total return (not annualized)1                         7.90%             18.42%            26.90%             9.95%

Ratios/supplemental data:
  Net assets,end of period (000s)               $   127,793        $    86,069       $    39,888       $     9,415

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets              0.86%              0.80%             0.80%             0.80%
  Ratio of net investment income (loss) to
    average net assets                                 1.16%              1.47%             1.85%             2.31%

Portfolio turnover                                        5%                 1%                3%                4%

Ratio of expenses to average net
  assets prior to waived fees and
  reimbursed expenses (annualized)                     1.12%              1.10%             1.34%             2.51%


 1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

                                                    Variable Trust Prospectus 23

Equity Value Fund
--------------------------------------------------------------------------------


         Portfolio Managers: Allan White;Allen Wisniewski,CFA;Gregg Giboney,CFA

         -----------------------------------------------------------------------

         Investment Objective
         The Equity Value Fund seeks long-term capital appreciation.

         -----------------------------------------------------------------------

         Investment Strategies
         We seek long-term capital appreciation by investing in a diversified portfolio composed primarily of equity securities that are trading at low price-to-earnings ratios,as measured against the stock market as a whole or against the individual stock's own price history.In addition we look at the price-to-book value and price-to-cash flow ratios of companies for indications of attractive valuation.We use both quantitative and qualitative analysis to identify possible investments. Dividends are a secondary consideration when selecting stocks.We may purchase particular stocks when we believe that a history of strong dividends may increase their market value.

         -----------------------------------------------------------------------

         Permitted Investments Under normal market conditions,we invest:
         . primarily in common stocks of both large,well-established companies and smaller companies with market capitalization exceeding $50 million at the time of purchase;
         . in debt securities that may be converted into the common stock of both U.S.and foreign companies;and
         . up to 25% of our assets in foreign companies through American Depositary Receipts and similar instruments.

         We may also purchase convertible debt securities with the same characteristics as common stock, as well as in preferred stock and warrants.

         We may temporarily hold assets in cash or in money market instruments,including U.S.Government obligations,shares of other mutual funds and repurchase agreements, or make short-term investments,either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders. During such periods,the Fund may not achieve its objective of long-term capital appreciation.

         -----------------------------------------------------------------------

         Important Risk Factors
         There is no guarantee that securities selected as "undervalued" will perform as expected. Stocks of smaller, medium-sized and foreign companies purchased using the value approach may be more volatile and less liquid than other comparable securities.

         You should consider the "Summary of Important Risks" section on page 6, the "General Investment Risks" section beginning on page 41, and the specific risks listed here. They are all important to your investment choice.

24 Variable Trust Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate that you would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). KPMG LLP audited this information which, along with their report and the Fund's financial statements,is available upon request in the Fund's annual report.

---------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
---------------------------------------------------------------------------------------------------------
                                                  FUND COMMENCED
                                                  ON MAY 1,1998
                                                 --------------------------------------------------------
                                                      Dec. 31,                            Dec. 31,
For the period ended:                                  1999                                1998
                                                 --------------------------------------------------------
Net asset value,beginning of period               $     9.55                            $    10.00

Income from investment operations:
  Net investment income (loss)                          0.08                                  0.07
  Net realized and unrealized gain (loss)
    on investments                                     (0.32)                               (0.45)

    Total from investment operations                   (0.24)                               (0.38)

Less distributions:
  Dividends from net investment income                 (0.08)                              (0.07)
  Distributions from net realized gains                 0.00                                0.00

Total from distributions                               (0.08)                              (0.07)

Net asset value,end of period                     $     9.23                          $     9.55

Total return (not annualized)1                         (2.48%)                             (3.76%)

Ratios/supplemental data:
  Net assets,end of period (000s)                 $   26,567                          $   11,072

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets               1.06%                               1.09%
  Ratio of net investment income (loss) to
    average net assets                                  0.96%                               1.54%

Portfolio turnover                                       139%                                 27%

Ratio of expenses to average net
  assets prior to waived fees and
  reimbursed expenses (annualized)                      1.53%                               2.52%

1 Total return calculations do not include any sales charges,and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

                                                    Variable Trust Prospectus 25

Growth Fund
--------------------------------------------------------------------------------

         Portfolio Manager: Kelli Hill

         ----------------------------------------------------------------------

         Investment Objective
         The Growth Fund seeks long-term capital appreciation.

         ----------------------------------------------------------------------

         Investment Strategies
         We seek long-term capital appreciation by investing primarily in common stocks and other equity securities and we look for companies that have a strong earnings growth trend that we believe have above-average prospects for future growth. We focus our investment strategy on larger capitalization stocks.

         ----------------------------------------------------------------------

         Permitted Investments Under normal market conditions, we invest:
         . at least 65% of total assets in equity securities, including common and preferred stocks, and securities convertible into common stocks;

         . the majority of total assets in issues of companies with market capitalization that falls within, but towards the higher end of,the range of the Russell 1000 Index, an index comprised of the 1,000 largest U.S.companies based on total market capitalization, that is considered a mid-capitalization index (As of December 31,1999, this range was from $220 million to $604 billion. The range is expected to change frequently.);and

         . up to 25% of total assets in foreign companies through American Depositary Receipts ("ADRs") and similar instruments.

         We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods,the Fund may not achieve its objective of long-term capital appreciation.

         -----------------------------------------------------------------------

         Important Risk Factors
         This Fund is primarily subject to the risks associated with equity securities, including foreign equity and mid-capitalization equity securities, described under Common Risks in the "Summary of Important Risks" section. The advisor selects growth stocks based on prospects for future earnings, which may not grow as expected. In addition,at times, the overall market or the market for value stocks may outperform growth stocks.

         You should consider the "Summary of Important Risks" section on page
         6; the "General Investment Risks" section beginning on page 41; and the specific risks listed here. They are all important to your investment choice.

26 Variable Trust Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Growth Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate that you would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                     ---------------------------
                                                          Dec.31,
For the period ended:                                      1999
                                                     ---------------------------
Net asset value, beginning of period                      $20.05

Income from investment operations:
  Net investment income (loss)                              0.02
  Net realized and unrealized gain (loss)
    on investments                                          4.06

Total from investment operations                            4.08

Less distributions:
  Dividends from net investment income                     (0.03)
  Distributions from net realized gain                      0.00

Total from distributions                                   (0.03)

Net asset value, end of period                            $24.10

Total return1                                              20.41%

Ratios/supplemental data:
  Net assets, end of period (000s)                      $128,495

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                   1.07%
  Ratio of net investment income (loss) to
    average net assets                                      0.11%

Portfolio turnover                                            54%

Ratio of expenses to average net
  assets prior to waived fees and
  reimbursed expenses (annualized)                          1.27%

1 Total return calculations do not include any sales charges,and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

28 Variable Trust Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           Dec. 31,              Dec. 31,            Dec. 31,           Dec. 31,
            1998                   1997               1996               1995
--------------------------------------------------------------------------------
            $16.79               $15.34              $12.91              $10.30


              0.09                 0.19                0.20                0.22

              4.65                 2.48                2.68                2.77

              4.74                 2.67                2.88                2.99


             (0.09)               (0.19)              (0.20)              (0.22)
             (1.39)               (1.03)              (0.25)              (0.16)

             (1.48)               (1.22)              (0.45)              (0.38)

            $20.05               $16.79              $15.34              $12.91

             28.81%               17.33%              22.44%              29.19%


          $100,927              $71,944             $33,381             $10,920


              1.04%                0.65%               0.60%               0.43%

              0.51%                1.19%               1.53%               2.05%

                69%                 124%                 95%                 84%



              1.18%                1.01%               1.12%               2.02%

                                                    Variable Trust Prospectus 29

International Equity Fund*
--------------------------------------------------------------------------------

         Portfolio Managers: Katherine Schapiro,CFA;Stacey Ho,CFA

         -----------------------------------------------------------------------

         Investment Objective
         The International Equity Fund seeks total return,with an emphasis on capital appreciation,over the long-term,by investing primarily in equity securities of non-U.S.companies.

         -----------------------------------------------------------------------
         Investment Strategies
         We actively manage a diversified portfolio of equity securities of companies based in developed non-U.S.countries and in emerging markets of the world.We expect that the securities we hold will be traded on a stock exchange or other market in the country in which the issuer is based,but they also may be traded in other countries,including the U.S.

         We apply a fundamentals-driven,value-oriented analysis to identify companies with above-average potential for long-term growth.The financial data we examine includes both the company's historical performance results and its projected future earnings.Among other key criteria we consider are a company's local,regional or global franchise;history of effective management demonstrated by expanding revenues and earnings growth;prudent financial and accounting policies and ability to take advantage of a changing business environment.

         -----------------------------------------------------------------------

         Permitted Investments
         Under normal market conditions,we invest:

         . at least 80% of total assets in equity securities of companies located or operating outside the U.S.;

         .   in a minimum of five countries exclusive of the U.S.;

         .   up to 50% of total assets in any one country;

         .   up to 25% of total assets in emerging markets;

         . in issuers with an average market capitalization of $10 billion or more,although we may invest in equity securities of issuers with market capitalization as low as $250 million;and

         . in equity securities including common stocks,and preferred stocks,and in warrants,convertible debt securities, American Depositary Receipts ("ADRs"),Government Depositary Receipts ("GDRs") (and similar instruments) and shares of other mutual funds.

         Although it is not our intention to do so,we reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling foreign currency futures and forward foreign currency contracts.

         We may temporarily hold assets in cash or in money market instruments,including U.S.Government obligations,shares of other mutual funds and repurchase agreements,or make other short-term investments,either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so.We may also,for temporary defensive purposes,invest without limit in cash,short-term debt and equity securities of U.S.companies when we believe it is in the best interests of shareholders to do so.During these periods,the Fund may not achieve its objective of total return,with an emphasis on capital appreciation.

         * This Fund will commence operations on July 3,2000.

30 Variable Trust Prospectus

--------------------------------------------------------------------------------

Important Risk Factors
Foreign company stocks may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer's home country.Concentrated investment in any single country,especially a less developed country,would make the Fund's value more sensitive to economic,currency and regulatory changes within that country. Emerging market countries are often dependent on international trade and are therefore often vulnerable to events in other countries.They may have less developed financial systems and volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries,which may make them more difficult to sell,particularly during a market downturn.

You should consider the "Summary of Important Risks" section on page 6,the "General Investment Risks" section beginning on page 41,and the specific risks listed here.They are all important to your investment choice.

                                                    Variable Trust prospectus 31

Large Company Growth Fund
--------------------------------------------------------------------------------

         Portfolio Managers: John S.Dale, CFA; Gary E.Nussbaum, CFA

         -----------------------------------------------------------------------

         Investment Objective
         The Large Company Growth Fund seeks long-term capital appreciation by investing primarily in large, high-quality domestic companies that the Advisor believes have superior growth potential.

         -----------------------------------------------------------------------

         Investment Strategies
         We consider "large" companies to be those whose market capitalization is greater than the median of the Russell 1000 Index, which, as of December 31, 1999, was approximately $4 billion, and is expected to change frequently. In selecting securities for the Fund, we seek issuers whose stock is attractively valued with fundamental characteristics that are significantly better than the market average and that support internal earnings growth capability. We may invest in the securities of companies whose growth potential we believe is generally unrecognized or misperceived by the market.

         -----------------------------------------------------------------------

         Permitted Investments
         We will not invest more than 10% of the Fund's total assets in the securities of a single issuer.We may invest up to 20% of the Fund's total assets in the securities of foreign companies and may hedge against currency risk by using foreign currency forward contracts.

         We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of long-term capital appreciation.

         -----------------------------------------------------------------------

         Important Risk Factors
         Foreign company stocks may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer's home country. Concentrated investment in any single country, especially a less developed country, would make the Fund's value more sensitive to economic, currency and regulatory changes within that country. Emerging market countries are often dependent on international trade and are therefore often vulnerable to events in other countries. They may have less developed financial systems and volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries, which may make them more difficult to sell, particularly during a market downturn.

         We select growth stocks based on prospects for future earnings, which may not grow as expected. In addition, at times, the overall market or the market for value stocks may outperform growth stocks.

         You should consider the "Summary of Important Risks" section on page
         6, the "General Investment Risks" section beginning on page 41, and the specific risks listed above. They are all important to your investment choice.

32 Variable Trust prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate that you would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------
                                                  FUND COMMENCED
                                                  ON SEP.20, 1999
                                                  ------------------------------
                                                      Dec. 31,
For the period ended:                                  1999
                                                  ------------------------------
Net asset value, beginning of period                  $10.00

Income from investment operations:
  Net investment income (loss)                         (0.01)
  Net realized and unrealized gain (loss)
    on investments                                      2.04

Total from investment operations                        2.03

Less distributions:
  Dividends from net investment income                  0.00
  Distributions from net realized gains                 0.00

Total from distributions                                0.00

Net asset value, end of period                        $12.03

Total return (not annualized)1                         20.30%

Ratios/supplemental data:
  Net assets, end of period (000s)                   $50,988

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets               1.00%
  Ratio of net investment income (loss) to
    average net assets                                 (0.47%)

Portfolio turnover                                         0%

Ratio of expenses to average net
  assets prior to waived fees and
  reimbursed expenses (annualized)                      1.43%

 1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

                                                    Variable Trust Prospectus 33

Money Market Fund
--------------------------------------------------------------------------------

         Investment Objective
         The Money Market Fund seeks high current income, while preserving capital and liquidity.

         -----------------------------------------------------------------------

         Investment Strategies
         We actively manage a portfolio of U.S. dollar-denominated high-quality money market instruments, including debt obligations. We may also make certain other investments including,for example, repurchase agreements.

         -----------------------------------------------------------------------

         Permitted Investments
         Under normal market conditions, we invest in:

         . commercial paper rated at the date of purchase as "P-1"by Moody's or "A-1+"or "A-1" by S&P;

         .  negotiable certificates of deposit and banker's acceptances;

         .  repurchase agreements;

         .  U.S. Government obligations;

         . short-term, U.S. dollar-denominated debt obligations of U.S. branches of foreign banks and foreign branches of U.S. banks;

         .  municipal obligations; and

         .  shares of other money market funds.

         -----------------------------------------------------------------------

         Important Risk Factors
         Although we seek to maintain a $1.00 per share NAV,there is no guarantee that we will be able to do so.Generally,short-term funds do not earn as high a level of income as funds that invest in longer-term instruments.

         Municipal obligations rely on the creditworthiness or revenue production of their issuers. Municipal obligations may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce the portfolio's yield. Typically, less information is available about a municipal issuer than is available for other types of securities issuers. Investing in shares of other money market funds will subject the Fund to the fees charged by the other funds, which will reduce returns from these investments.

         You should consider the "Summary of Important Risks" section on page
         6; the "General Investment Risks" section beginning on page 41; and the specific risks listed here. They are all important to your investment choice.

34 Variable Trust Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Money Market Fund
--------------------------------------------------------------------------------

These tables are intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate that you would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                           ---------------------
                                                              Dec.31,
For the period ended:                                          1999
                                                           ---------------------

Net asset value, beginning of period                            $1.00

Income from investment operations:
  Net investment income (loss)                                   0.04
  Net realized and unrealized gain (loss)
    on investments                                               0.00

Total from investment operations                                 0.04

Less distributions:
  Dividends from net investment income                          (0.04)
  Distributions from net realized gain                           0.00

Total from distributions                                        (0.04)

Net asset value, end of period                                  $1.00

Total return1                                                    4.46%

Ratios/supplemental data:
  Net assets, end of period (000s)                            $42,164

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                        0.86%
  Ratio of net investment income (loss) to
    average net assets                                           4.45%

Ratio of expenses to average net
  assets prior to waived fees and
  reimbursed expenses (annualized)                               1.07%

--------------------------------------------------------------------------------
 1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

36 Variable Trust Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             Dec. 31,           Dec. 31,          Dec. 31,            Dec. 31,
              1998               1997              1996                1995
--------------------------------------------------------------------------------
              $1.00              $1.00             $1.00               $1.00


               0.05               0.05              0.05                0.05

               0.00               0.00              0.00                0.00

               0.05               0.05              0.05                0.05


              (0.05)             (0.05)            (0.05)              (0.05)
               0.00               0.00              0.00                0.00

              (0.05)             (0.05)            (0.05)              (0.05)

              $1.00              $1.00             $1.00               $1.00

               4.77%              5.04%             4.72%               5.41%


            $26,319            $14,788           $12,667              $5,823


               0.82%              0.53%             0.51%               0.42%

               4.62%              4.95%             4.64%               5.15%



               1.28%              1.07%             1.22%               3.83%
--------------------------------------------------------------------------------

                                                    Variable Trust Prospectus 37

Small Cap Growth Fund
--------------------------------------------------------------------------------

         Portfolio Manager: Thomas Zeifang, CFA; Christopher F. Greene

         -----------------------------------------------------------------------

         Investment Objective
         The Small Cap Growth Fund seeks long-term capital appreciation.

         -----------------------------------------------------------------------

         Investment Strategies
         We actively manage a diversified portfolio of common stocks issued by companies whose market capitalization falls within the range of the Russell 2000 Index. As of December 31, 1999, the range was $10 million to $13 billion, but it is expected to change frequently. We will sell the stock of any company whose market capitalization exceeds the range of this index for sixty consecutive days.

         We invest in the common stocks of domestic and foreign companies we believe have above-average prospects for capital growth, or that may be involved in new or innovative products, services and processes.

         -----------------------------------------------------------------------

         Permitted Investments
         Under normal market conditions, we invest:

         . at least 65% of total assets in an actively managed, broadly diversified portfolio of small cap growth-oriented common stocks;

         . in at least 20 common stock issues spread across multiple industry groups and sectors of the economy;

         . up to 40% of total assets in initial public offerings or recent start-ups and newer issues;and

         . no more than 25% of total assets in foreign companies through American Depositary Receipts or similar issues.

         We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements,or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of long-term capital appreciation.

         -----------------------------------------------------------------------

         Important Risk Factors
         This Fund is designed for investors willing to assume above-average risk. We may invest in companies that:

         .     pay low or no dividends;

         .     have smaller market capitalization;

         .     have less market liquidity;

         . have no or relatively short operating histories, or are new public companies or are initial public offerings, whose stocks are typically more volatile than stocks of more seasoned companies;

         .     have aggressive capital structures including high debt levels; or

         . are involved in rapidly growing or changing industries and/or new technologies.

38 Variable Trust Prospectus

--------------------------------------------------------------------------------

         Because we invest in aggressive securities, share prices may rise and fall more than the share prices of other funds. In addition, our active trading investment strategy may result in a higher-than-average portfolio turnover ratio, increased trading expenses, and higher short-term capital gains. Stocks of foreign companies, whether purchased directly or through American Depositary Receipts, may be more volatile and less liquid than other comparable securities.

         You should consider the "Summary of Important Risks" section on page 6;the "General Investment Risks" section beginning on page 41; and the specific risks listed here. They are all important to your investment choice.

                                                    Variable Trust Prospectus 39

Small Cap Growth Fund                                       Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate that you would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

----------------------------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
----------------------------------------------------------------------------------------------------------------------------------
                                                FUND COMMENCED
                                                ON MAY 1, 1995
                                              ------------------------------------------------------------------------------------
                                                   Dec. 31,        Dec. 31,           Dec. 31,         Dec. 31,         Dec. 31,
For the period ended:                                1999            1998               1997             1996            1995
                                              ------------------------------------------------------------------------------------
Net asset value, beginning of period               $10.88            $12.77            $13.50           $11.21           $10.00

Income from investment operations:
  Net investment income (loss)                      (0.04)             0.03              0.01             0.02             0.06
  Net realized and unrealized gain (loss)
    on investments                                   7.25             (1.89)             1.24             3.51             1.54

Total from investment operations                     7.21             (1.86)             1.25             3.53             1.60

Less distributions:
  Dividends from net investment income               0.00             (0.03)            (0.01)           (0.02)           (0.06)
  Distributions from net realized gain               0.00              0.00             (1.59)           (1.22)           (0.33)
  Return of Capital Distribution                     0.00              0.00             (0.38)            0.00             0.00

Total from distributions                             0.00             (0.03)            (1.98)           (1.24)           (0.39)

Net asset value, end of period                     $18.09            $10.88            $12.77           $13.50           $11.21

Total return (not annualized)1                      66.27%           (14.47%)            9.87%           31.47%           15.95%

Ratios/supplemental data:
  Net assets, end of period (000s)                $23,819           $13,295           $11,482           $6,091           $2,027

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets            0.95%             0.80%             0.80%            0.80%            0.80%
  Ratio of net investment income (loss) to
    average net assets                              (0.37%)            0.31%             0.07%            0.16%            1.02%

Portfolio turnover                                    314%              135%              209%             195%              51%

Ratio of expenses to average net
  assets prior to waived fees and
  reimbursed expenses (annualized)                   1.94%             1.51%             1.88%            2.82%            5.38%

1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

40 Variable Trust Prospectus

General Investment Risks
--------------------------------------------------------------------------------

         Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including Wells Fargo Variable Trust Funds. Certain common risks are identified in the Summary of Important Risks on page 6. Other risks of mutual fund investing include the following:

         . Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

         . We cannot guarantee that we will meet our investment objectives. With respect to the Money Market Fund, we cannot guarantee that we will be able to maintain a $1.00 per share net asset value.

         . We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to provide certain services, such as selling agents or investment advisors, offer or promise to make good any such losses.

         . Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

         . Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.

         . An investment in a single Fund, by itself, does not constitute a complete investment plan.

         . The Funds that invest in smaller companies, foreign companies (including investments made through American Depositary Receipts and similar instruments), and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. A Fund's investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, political, regulatory and diplomatic risk.

         . The Funds may invest a portion of their assets in U.S. Government obligations. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of those obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Treasury, and the U.S. Government's guarantee does not extend to the Funds themselves.

         . The Funds may also use certain derivative instruments, such as options or futures contracts. The term "derivatives" covers a wide number of investments, but in general it refers to any financial instrument whose value is derived,at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

         . The Funds also may invest a portion of their assets in GNMAs, FNMAs and FHLMCs. Each are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. A "pool" or group of such mortgages is assembled and, after being approved by the issuing entity, is offered to invest through securities dealers. Mortgage-backed securities are subject to prepayment risk, which can alter the maturity of the securities and also reduce the rate of return on such investments. Collateralized mortgage obligations ("CMOs") represent principal-only and interest-only portions of such securities that are subject to increased interest-rate and credit risk.

                                                    Variable Trust Prospectus 41

General Investment Risks
--------------------------------------------------------------------------------

         . The Funds may enter into forward currency exchange contracts ("forward contracts") to try to reduce currency exchange risks to the Funds from foreign securities investments. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers.

         . The market value of lower-rated debt securities, also known as "junk bonds,"and unrated securities tends to reflect individual developments affecting the issuer to a greater extent than the market value of higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-rated securities also tend to be more sensitive to economic conditions than higher-rated securities. These lower-rated debt securities are considered by the rating agencies, on balance,to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and generally involve more credit risk than securities in higher-rating categories. Even securities rated "BBB" by S&P or "Baa" by Moody's ratings which are considered investment-grade,possess some speculative characteristics.

         Investment practices and risk levels are carefully monitored.Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective.

         What follows is a general list of the types of risks (some of which are described previously) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

         Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

         Credit Risk--The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

         Currency Risk--The risk that a change in the exchange rate between U.S.dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

         Diplomatic Risk--The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value or liquidity of investments in either country.

         Emerging Market Risk--The risk that the emerging market, as defined in the glossary, may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

         Experience Risk--The risk presented by a new or innovative security. The risk is that insufficient experience exists to forecast how the security's value might be affected by various economic conditions.

         Information Risk--The risk that information about a security is either unavailable, incomplete or is inaccurate.

42 Variable Trust Prosspectus

--------------------------------------------------------------------------------

         Interest Rate Risk--The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer maturities.

         Leverage Risk--The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

         Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

         Market Risk--The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

         Political Risk--The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.

         Prepayment Risk--The risk that consumers will prepay mortgage loans, which can alter the maturity of a mortgage-backed security, increase interest-rate risk, and reduce rates of return.

         Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate trading practices.

         In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors"
         section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

                                                    Variable Trust Prospectus 43

General Investment Risks
--------------------------------------------------------------------------------

Investment Practice/Risk
The following table lists some of the additional investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each. See the Investment Objective and Investment Strategies for each Fund or the Statement of Additional Information for more information on these practices.

Investment practices and risk levels are carefully monitored. We attempt to ensure that the risk exposure for each Fund remains within the parameters of its objective.

Remember, each Fund is designed to meet different investment needs and objectives.


------------------------------------------------------------------------------------------------------------------------------------

                                                                            ASSET        CORPORATE  EQUITY  EQUITY
                                                                            ALLOCATION   BOND       INCOME  VALUE   GROWTH
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT PRACTICE                                        RISK
------------------------------------------------------------------------------------------------------------------------------------

Borrowing Policies
The ability to borrow from banks for temporary            Leverage Risk         .            .          .       .       .
purposes to meet shareholder redemptions.

Emerging Markets
Investments in companies located or operating in          Information,
countries considered developing or to have "emerging"     Political, Regulatory,
stock markets. Generally, these investments securities    Diplomatic, Liquidity              .          .               .
have the same type of risks as foreign securities, but    and Currency Risk
to a higher degree.

Floating and Variable Rate Debt
Instruments with interest rates that are adjusted either  Interest Rate and
on a schedule or when an index or benchmark changes.      Credit Risk           .            .          .       .       .


Foreign Obligations                                       Information,
Debt of a foreign government or corporation or dollar     Political, Regulatory,
denominated debt obligations of foreign branches of       Diplomatic, Liquidioy .            .
U.S.banks or U.S. branches of foreign banks.              and Currency Risk

Foreign Securities
Equity securities issued by a non-U.S. company or debt    Information,
of a or foreign government in the form of an American     Political, Regulatory,
Depositary Receipt ("ADR") or similar instrument. Foreign Diplomatic,Liquidioy  .                       .       .       .
securities may also be emerging markets securities, which and Currency Risk are subject to the same risks, but to a higher degree.

Forward Commitment, When-Issued and
Delayed Delivery Transactions                             Interest Rate,
Securities bought or sold for delivery at a later date    Leverage, Credit and  .            .          .       .       .
or bought or sold for a fixed price at a fixed date.      Experience Risk


------------------------------------------------------------------------------------------------------------------------
                                                                                              LARGE            SMALL
                                                                               INTERNATIONAL  COMPANY  MONEY   CAP
                                                                               EQUITY         GROWTH   MARKET  GROWTH
------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                                        RISK
------------------------------------------------------------------------------------------------------------------------
Borrowing Policies
The ability to borrow from banks for temporary            Leverage Risk           .               .       .       .
purposes to meet shareholder redemptions.

Emerging Markets
Investments in companies located or operating in          Information,
countries considered developing or to have "emerging"     Political, Regulatory,
stock markets. Generally, these investments securities    Diplomatic, Liquidity   .               .               .
have the same type of risks as foreign securities, but    and Currency Risk
to a higher degree.

Floating and Variable Rate Debt
Instruments with interest rates that are adjusted either  Interest Rate and
on a schedule or when an index or benchmark changes.      Credit Risk                             .       .       .


Foreign Obligations                                       Information,
Debt of a foreign government or corporation or dollar     Political,Regulatory,
denominated debt obligations of foreign branches of       Diplomatic,Liquidioy                            .
U.S. banks or U.S. branches of foreign banks.             and Currency Risk

Foreign Securities
Equity securities issued by a non-U.S. company or debt    Information,
of a or foreign government in the form of an American     Political,Regulatory,
Depositary Receipt ("ADR") or similar instrument. Foreign Diplomatic,Liquidioy    .               .                .
securities may also be emerging markets securities, which and Currency Risk are subject to the same risks, but to a higher degree.

Forward Commitment, When-Issued and
Delayed Delivery Transactions                            Interest Rate,
Securities bought or sold for delivery at a later date   Leverage, Credit and     .               .                .
or bought or sold for a fixed price at a fixed date.     Experience Risk

44 Variable Trust Prospectus

-----------------------------------------------------------------------------------------------------------------------------
                                                                            ASSET        CORPORATE  EQUITY  EQUITY
                                                                            ALLOCATION   BOND       INCOME  VALUE   GROWTH
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                                       RISK
-----------------------------------------------------------------------------------------------------------------------------
High Yield Securities
Debt securities of lower quality, also known as "junk
bonds," that produce generally higher rates of return.    Interest Rate and
These securities tend to be more sensitive to economic    Credit Risk                        .          .
conditions and during sustained periods of rising
interest rates, may experience increased interest and/or
principal defaults.

Illiquid Securities
A security that cannot be readily sold, or cannot be      Liquidity Risk
readily sold without negatively affecting its fair price.                      .             .          .      .       .
Limited to 15% of total assets.

Loan Participations
Debt obligations that represent a portion of a
larger loan made by a bank. Generally sold without        Credit Risk                        .
guarantee or recourse, some participations sell at a
discount because of the borrower's credit problems.
Limited to 5% of total assets.

Loans of Portfolio Securities
The practice of loaning securities to brokers, dealers
and financial institutions to increase return on those    Credit,
securities. Loans may be made up to Investment Company    Counter-Party and    .             .          .      .       .
Act of 1940 limits (currently one-third of total assets   Leverage Risk
including the value of collateral received).

Mortgage- and Asset-Backed Securities
Securities consisting of undivided fractional interest    Interest Rate,Credit,
in pools of consumer loans,such as mortgage loans, car    Prepayment and                     .          .
loans, credit card debt,or receivables held in trust.     Experience Risk

Options
The right or obligation to receive or deliver a security
or cash payment depending on the security's price or the  Credit,Information
performance of an index or benchmark. Types of options    and Liquidity Risk
used may include: options on securities, options on a
stock index, stock index futures and options on stock
index futures to protect liquidity and portfolio value.

Other Mutual Funds
The temporary investment in shares of another mutual
fund. A pro rata portion of the other fund's expenses, in Market Risk          .             .          .      .       .
addition to the expenses paid by the Funds, will be borne
by Fund shareholders.

Privately Issued Securities
Securities that are not publicly traded but which may be  Liquidity Risk
resold in accordance with Rule 144A of the Securities Act                      .             .          .      .       .
of 1933.



-------------------------------------------------------------------------------------------------------------------------
                                                                                              LARGE            SMALL
                                                                               INTERNATIONAL  COMPANY  MONEY   CAP
                                                                               EQUITY         GROWTH   MARKET  GROWTH
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                                       RISK
-------------------------------------------------------------------------------------------------------------------------
High Yield Securities
Debt securities of lower quality, also known as "junk
bonds," that produce generally higher rates of return.     Interest Rate and
These securities tend to be more sensitive to economic     Credit Risk
conditions and during sustained periods of rising
interest rates, may experience increased interest and/or
principal defaults.

Illiquid Securities
A security that cannot be readily sold, or cannot be       Liquidity Risk
readily sold without negatively affecting its fair price.                         .               .       .       .
Limited to 15% of total assets.

Loan Participations
Debt obligations that represent a portion of a
larger loan made by a bank. Generally sold without         Credit Risk
guarantee or recourse, some participations sell at a
discount because of the borrower's credit problems.
Limited to 5% of total assets.

Loans of Portfolio Securities
The practice of loaning securities to brokers, dealers
and financial institutions to increase return on those     Credit,
securities. Loans may be made up to Investment Company     Counter-Party and      .               .       .       .
Act of 1940 limits (currently one-third of total assets    Leverage Risk
including the value of collateral received).

Mortgage- and Asset-Backed Securities
Securities consisting of undivided fractional interest     Interest Rate,Credit,
in pools of consumer loans, such as mortgage loans, car    Prepayment and
loans, credit card debt, or receivables held in trust.     Experience Risk


Options
The right or obligation to receive or deliver a security
or cash payment depending on the security's price or the   Credit,Information
performance of an index or benchmark. Types of options     and Liquidity Risk
used may include: options on securities, options on a
stock index, stock index futures and options on stock
index futures to protect liquidity and portfolio value.

Other Mutual Funds
The temporary investment in shares of another mutual
fund. A pro rata portion of the other fund's expenses, in  Market Risk            .               .       .       .
addition to the expenses paid by the Funds,will be borne
by Fund shareholders.

Privately Issued Securities
Securities that are not publicly traded but which may be   Liquidity Risk
resold in accordance with Rule 144A of the Securities Act                         .               .               .
of 1933.

                                                    Variable Trust Prospectus 45

General Investment Risks
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                                            ASSET        CORPORATE  EQUITY  EQUITY
                                                                            ALLOCATION   BOND       INCOME  VALUE   GROWTH
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT PRACTICE                                      RISK
------------------------------------------------------------------------------------------------------------------------------------

Repurchase Agreements
A transaction in which the seller of a security agrees   Credit
to and buy back a security at an agreed upon time and    Counter-Party         .            .          .       .       .
price, usually with interest.                            Risk

Small Company Securities
The risk that investments in small companies may be      Market,Experience
more volatile than investments in larger companies.      and Liquidity                                 .       .       .
                                                         Risk

Stripped Obligations
Securities that give ownership to either future payments
of interest or a future payment of principal, but not    Interest Rate                      .
both. These securities tend to have greater interest     Risk
rate sensitivity than conventional debt obligations.


------------------------------------------------------------------------------------------------------------------------------------

                                                                                           LARGE            SMALL
                                                                            INTERNATIONAL  COMPANY  MONEY   CAP
                                                                            EQUITY         GROWTH   MARKET  GROWTH
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT PRACTICE                                      RISK
------------------------------------------------------------------------------------------------------------------------------------

Repurchase Agreements
A transaction in which the seller of a security agrees   Credit
to and buy back a security at an agreed upon time and    Counter-Party         .               .       .       .
price, usually with interest.                            Risk


Small Company Securities
The risk that investments in small companies may be      Market,Experience
more volatile than investments in larger companies.      and Liquidity         .               .               .
                                                         Risk

Stripped Obligations
Securities that give ownership to either future payments
of interest or a future payment of principal, but not    Interest Rate
both. These securities tend to have greater interest     Risk
rate sensitivity than conventional debt obligations.

46 Variable Trust Prospectus

Organization and Management of the Funds
--------------------------------------------------------------------------------

A number of different entities provide services to the Funds.This section shows how the Funds are organized,the entities that perform different services,and how they are compensated.Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Variable Trust
Wells Fargo Variable Trust ("WFVT") was organized as a Delaware business trust on March 10,1999.The Board of Trustees of WFVT supervises each Fund's activities,monitors its contractual arrangements with various service providers and decides upon matters of general policy.The Funds are available for purchase through certain variable annuity contracts ("VA Contracts") and variable life insurance policies ("VLI Policies") offered by the separate accounts of Participating Insurance Companies. Individual holders of VA Contracts and VLI Policies are not the "shareholders" of or "investors" in the Funds. Rather,the Participating Insurance Companies and their separate accounts are the shareholders or investors,although such companies will pass through voting rights to the holders of VA Contracts and VLI Policies. The WFVT currently does not foresee any disadvantages to the holders of VA Contracts and VLI Policies arising from the fact that the interests of the holders of VA Contracts and VLI Policies may differ. Nevertheless, the WFVT's Board of Trustees intends to monitor events in order to identify any conflicts which may arise and to determine what action, if any, should be taken in response to such conflicts. The VA Contracts and VLI Policies are described in the separate Prospectuses issued by the Participating Insurance Companies. The WFVT assumes no responsibility for such Prospectuses.

--------------------------------------------------------------------------------
                                BOARD OF TRUSTEES
--------------------------------------------------------------------------------
                         Supervises the Funds'activities
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    INVESTMENT ADVISOR                                  CUSTODIAN
--------------------------------------------------------------------------------
Wells Fargo Bank, N.A.                    Norwest Bank Minnesota, N.A.
525 Market St., San Francisco, CA         6th & Marquette, Minneapolis, MN
Manages the Funds'investment activities   Provides safekeeping for the assets
                                          of all Funds except the Asset
                                          Allocation Fund Barclays Global
                                          Investors, N.A. 45 Fremont St., San
                                          Francisco, CA Provides safekeeping for
                                          the Asset Allocation Fund's assets
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                               INVESTMENT SUB-ADVISORS
---------------------------------------------------------------------------------------------------------------------
Wells Capital Management                       Barclays Global Fund                  Peregrine Capital
Incorporated                                   Advisors                              Management, Inc.
525 Market St.                                 45 Fremont St.                        800 Lasalle Ave.
San Francisco, CA                              San Francisco, CA                     Minneapolis, MN
(All Funds except as described at right)       (Asset Allocation Fund)               (Large Company Growth Fund)

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                     TRANSFER
DISTRIBUTOR                                    ADMINISTRATOR                          AGENT
---------------------------------------------------------------------------------------------------------------------
Stephens Inc.                                  Wells Fargo Bank, N.A.                Boston Financial Data
111 Center St.                                 525 Market St.                        Services, Inc.
Little Rock, AR                                San Francisco, CA                     Two Heritage Dr.
                                                                                     Quincy, MA
Markets the Funds                              Manages the                           Maintains records
and distributes                                Funds'business                        of shares and
Fund shares                                    activities                            supervises the payment
                                                                                     of dividends
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             PARTICIPATING INSURANCE COMPANIES AND SELLING AGENTS
--------------------------------------------------------------------------------
     Advise current and prospective contract holders with Fund investments
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                CONTRACT HOLDERS
--------------------------------------------------------------------------------

                                                    Variable Trust Prospectus 47

Organization and Management of the Funds
--------------------------------------------------------------------------------

         In the following sections,the percentages shown are the percentages of the average daily net assets of each Fund paid on an annual basis for the services described.

         The Investment Advisor
         Wells Fargo Bank,N.A.provides portfolio management and fundamental security analysis services as the advisor for each of the Funds.Wells Fargo Bank,founded in 1852,is the oldest bank in the western United States and is one of the largest banks in the United States.Wells Fargo Bank is a wholly owned subsidiary of Wells Fargo & Company,a national bank holding company.As of June 30,1999,Wells Fargo Bank and its affiliates provided advisory services for over $131 billion in

         For providing these services,Wells Fargo Bank is entitled to receive the following fees:

           Asset Allocation Fund                                           0.55%

           Corporate Bond Fund                                             0.45%

           Equity Income Fund                                              0.55%

           Equity Value Fund                                               0.55%

           Growth Fund                                                     0.55%

           International Equity Fund                                       0.75%

           Large Company Growth Fund                                       0.55%

           Money Market Fund                                               0.40%

           Small Cap Growth Fund                                           0.75%

         The Sub-Advisors
         Wells Capital Management Incorporated ("WCM"),a wholly owned subsidiary of Wells Fargo Bank N.A.,is the sub-advisor for the Funds (except the Asset Allocation and Large Company Growth Funds).In this capacity,it is responsible for the day-to-day investment management activities of the Funds.As of December 31,1999,WCM provided advisory services for over $71 billion in assets.

         Barclays Global Fund Advisors ("BGFA"),a wholly owned subsidiary of Barclays Global Investors , N.A.("BGI"),and an indirect subsidiary of Barclays Bank PLC,is the sub-advisor for the Asset Allocation Fund.BGFA was created from the sale of Wells Fargo Nikko Investment Advisors,a former affiliate of Wells Fargo Bank,to BGI.BGI is one of the largest providers of index portfolio management services.As of December 31,1999,BGI managed or provided investment advice for assets aggregating in excess of $780 billion.

         Peregrine Capital Management,Inc.,a wholly owned subsidiary of Norwest Bank Minnesota,N.A.,is the sub-advisor for the Large Company Growth Fund.Norwest Bank Minnesota,N.A.is a wholly-owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank,N.A.Peregrine provides investment advisory services to corporate and public pension plans,profit sharing plans, savings investment plans and 401(k) plans.As of December 31,1999,Peregrine managed approximately $8.1 billion in assets.

         The Sub-Advisors are compensated by the Investment Advisor from the fees received by the Advisor as listed above.

48 Variable Trust Prospectus

--------------------------------------------------------------------------------

        The Administrator
        Wells Fargo Bank provides the Funds with administrative services,including general supervision of each Fund's operation,coordination of the other services provided to each Fund,compilation of information for reports to the SEC and state securities commissions,preparation of proxy statements and shareholder reports,and general supervision of data compilation in connection with preparing periodic reports to the Trust's Trustees and officers.Wells Fargo Bank also furnishes office space and certain facilities to conduct each Fund's business.For providing these services, Wells Fargo Bank is entitled to receive a fee of 0.15% of the average annual net assets of each Fund.

        Distribution Plan
        We have adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act for each Fund.The Plan authorizes the payment of all or part of the cost of preparing and distributing Prospectuses, annual and semi-annual reports,and other materials to shareholders,and the payment of compensation to selling agents.For these services each Fund pays 0.25% of its annual net assets.

                                                    Variable Trust Prospectus 49

Your Account
--------------------------------------------------------------------------------

         Investing in the Funds
         The Funds are available for purchase through certain VA Contracts and VLI Policies offered by the separate accounts of Participating Insurance Companies.The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of each Fund based on,among other things,the amount of premium payments to be invested and the amount of surrender and transfer requests (as defined in the Prospectuses describing the VA Contracts and VLI Policies issued by the Participating Insurance Companies) to be effected on that day pursuant to VA Contracts and VLI Policies.Please refer to the Prospectus provided by your selling agent for more detailed information describing the separate accounts.

         The WFVT does not assess any fees,either when it sells or when it redeems its shares.Surrender charges,mortality and expense risk fees and other charges may be assessed by Participating Insurance Companies under the VA Contracts or VLI Policies.These fees and charges are described in the Participating Insurance Companies' Prospectuses.

         Should any conflict between VA Contract and VLI Policy holders arise which would require that a substantial amount of net assets be withdrawn from a Fund of the WFVT,orderly portfolio management could be disrupted to the potential detriment of the VA Contract and VLI Policy holders.

50 Variable Trust Prospectus

Other Information
--------------------------------------------------------------------------------

         Dividends and Capital Gain Distributions
         Each Fund is treated separately in determining the amounts of dividends of net investment income and distributions of capital gains payable to its shareholders.Dividends and distributions are automatically reinvested on the payment date for each shareholder's account in additional shares of the Fund that paid the dividend or distribution at NAV or are paid in cash at the election of the Participating Insurance Company.

         The Corporate Bond and Money Market Funds declare any dividends daily and pay them monthly. The Asset Allocation,Equity Income and Equity Value Funds declare and pay any dividends quarterly.All other Funds declare and pay any dividends annually.The Funds make any capital gains distributions at least annually.Participating Insurance Companies will be informed by January 31 about the amount and character of dividends and distributions.

         Taxes
         The following discussion regarding taxes is based on tax laws which were in effect as of the date of this Prospectus and summarizes only some of the material federal income tax considerations affecting the Funds and their shareholders.It is not intended as a substitute for careful tax planning and does not discuss state,local or foreign income tax considerations.You should consult your own tax advisor with respect to your specific tax situation.Please see the SAI for further federal income tax considerations.Federal income taxation of separate accounts of life insurance companies,VA Contracts and VLI Policies is discussed in the Prospectuses of the Participating Insurance Companies.

         As described in the prospectuses of the Participating Insurance Companies,individual holders of VA Contracts and VLI Policies may qualify for favorable tax treatment.As long as your VA Contract or VLI Policy maintains favorable tax treatment,you will only be taxed on your investment in a fund through such VA Contract or VLI Policy.In order to qualify for such treatment,among other things, the "separate accounts" of the Participating Insurance Companies,which maintain and invest net proceeds from the VA Contracts and VLI Policies,must be "adequately diversified." Each Fund intends to be operated in a manner so that a separate account investing in Fund Shares on behalf of a holder of a VA Contract or VLI Policy will be "adequately diversified." See "Taxation of a Separate Account of a Participating Insurance Company" in the SAI.

         Pricing Fund Shares:

         . As with all mutual fund investments,the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form.

         . We determine the NAV of each Fund's shares,except the Money Market Fund,each business day as of the close of regular trading on the New York Stock Exchange ("NYSE").We determine the NAV for the Money Market Fund each business day at 9:00 a.m.(Pacific time)/11:00 a.m.(Central time).We determine the NAV by subtracting each Fund's liabilities from its total assets,and then dividing the result by the total number of outstanding shares.The Money Market Fund's assets are valued using the amortized cost method.Each other Fund's assets are generally valued at current market prices.See the Statement of Additional Information for further disclosure.

         . The non-money market Funds are open for business on each day the NYSE is open for business. NYSE holidays include New Year's Day,Martin Luther King,Jr.Day,President's Day,Good Friday, Memorial Day,Independence Day,Labor Day,Thanksgiving Day and Christmas Day.When any holiday falls on a weekend,the NYSE typically is closed on the weekday immediately before or after such holiday.The Money Market Fund is open for business Monday through Friday,and generally is closed on federal bank holidays.

                                                    Variable Trust Prospectus 51

Table of Predecessors
--------------------------------------------------------------------------------

         The Funds described in this Prospectus were created as part of the reorganization of the Life & Annuity Trust ("LAT") Family of Funds,advised by Wells Fargo Bank,N.A.,and the Norwest Select Family of Funds,advised by Norwest Investment Management,Inc.,into a single mutual fund complex.The reorganization followed the merger of the advisors' parent companies.

         Each Fund,unless otherwise indicated below,is an accounting survivor of a former Life & Annuity Trust or Norwest Select Funds fund,as indicated in the following Table.The performance histories and financial highlights of each accounting survivor Fund are the performance histories and financial highlights of the predecessor fund.

           Wells Fargo Variable Trust    Predecessor Funds

           Asset Allocation Fund         LAT Asset Allocation Fund

           Corporate Bond Fund           None

           Equity Income Fund            Norwest Select Income Equity Fund

           Equity Value Fund             LAT Equity Value Fund

           Growth Fund                   LAT Growth Fund

           International Equity Fund     None

           Large Company Growth Fund     None

           Money Market Fund             LAT Money Market Fund

           Small Cap Growth Fund         Norwest Select Small Company Stock Fund

52 Variable Trust Prospectus

Portfolio Managers
--------------------------------------------------------------------------------

         N.Graham Allen,FCMA, Mr.Allen manages the Corporate Bond Fund.He joined Wells Capital Management Incorporated ("Wells Capital") in 1998 and is the firm's Chief Fixed Income Officer. His responsibilities include overseeing of non-dollar fixed-income investments in major developed countries,emerging markets,Yankee bonds and global high yield investments.Prior to joining Wells Capital,he headed the international bond management team at Bradford & Marzec,a Los Angeles-based investment adviser where he was responsible for managing high yield securities investments from 1988 to 1998.Educated in England,Mr.Allen is a Fellow Chartered Management Accountant (FCMA),a recognized accounting body in the United Kingdom.

         John W.Burgess Mr.Burgess co-manages the Corporate Bond Fund.He joined Wells Capital in 1998 as portfolio manager for high yield fixed-income investments.He joined Wells Capital from Independent Financial Advisors,an independent advisory practice in Los Angeles where he performed research and analysis of fixed-income securities from 1995 to 1998.Prior to this position,he was a portfolio manager at Aurora National Life Assurance Company of Santa Monica, California,where he managed both equity and fixed-income investments from 1991 to 1994. Mr.Burgess received his BA in English from Harvard College and a Juris Doctorate degree from Harvard Law School.He is a Chartered Financial Analyst candidate.

         John S.Dale,CFA, Mr.Dale manages the Large Company Growth Fund.He has managed large company growth portfolios,currently totaling assets in excess of $3 billion,and has been a Senior Vice President of Peregrine Capital Management,Inc.since 1988,when he joined the firm.Mr.Dale received his BA in Marketing from the University of Minnesota and he is a Chartered Financial Analyst.

         Gary J.Dunn,CFA, Mr.Dunn co-manages the Equity Income Fund,and managed the predecessor portfolio since 1994.He joined Wells Capital in 1998 as Principal for its Equity Income team,and holds dual positions at both Wells Capital and Norwest Investment Management,Inc.("NIM"), which intend to combine investment advisory services under the Wells Capital name during late 1999/early 2000.Currently,Mr.Dunn is also the Director of Institutional Investments of NIM.He has been associated with Norwest or its affiliates as a financial analyst and portfolio manager since 1979.Mr.Dunn holds a BA in Economics from Carroll College and is a Chartered Financial Analyst.

         Jacqueline A.Flippin Ms.Flippin co-manages the Corporate Bond Fund.She joined Wells Capital in 1998 as a portfolio manager for taxable fixed-income portfolios.Her area of expertise includes both mortgage-backed securities and high yield debt.She was a fixed-income portfolio manager at McMorgan & Company in San Francisco,CA from 1994 to 1998.Ms.Flippin received her BA in Sociology from Northwestern University and an MBA in Finance from New York University.

         Gregg Giboney,CFA, Mr.Giboney co-manages the Equity Value Fund.He managed the predecessor portfolio since August 1998,and has been with Wells Capital as a member of the Value Equity Team providing security analysis and portfolio management since 1996.Mr.Giboney was with First Interstate Capital Management prior to 1996 in various capacities,including fixed-income trading,derivative management,equity analysis,stable value asset management and as a portfolio manager for personal,institutional and trust accounts.Mr.Giboney received his BS in Accounting and Finance from Washington State University,his MBA from the University of Portland,and he is a Chartered Financial Analyst.

         Christopher F.Greene Mr.Greene co-manages the Small Cap Growth Fund,and co-managed the predecessor portfolio since early 1999.He joined Wells Capital in 1997.As Portfolio Manager and Analyst for the firm's small cap equity team,he is responsible for fundamental security analysis of small and mid cap growth securities.Before joining Wells Capital,he worked at Hambrecht & Quist, an investment banking firm in San Francisco,as an analyst in the corporate finance department from 1993 to 1996.Mr.Greene received a BA in Economics from Claremont McKenna College.He is a Chartered Financial Analyst candidate.

                                                    Variable Trust Prospectus 53

Portfolio Managers
--------------------------------------------------------------------------------

         Kelli K.Hill Ms.Hill manages the Growth Fund.She managed the predecessor portfolio since February 1997,when she joined Wells Capital as its Core Equity Team Leader.She also manages institutional equity portfolios and in her research capacity,specializes in the capital goods and technology sectors.From 1988 to 1997,she was a Portfolio Manager for Wells Fargo Bank in San Francisco,where her responsibilities included portfolio management for high net-worth individuals.Ms.Hill holds a BA in Economics and International Relations from the University of Southern California,and she is a Chartered Financial Analyst candidate.

         Stacey Ho,CFA, Ms.Ho co-manages the International Equity Fund.She has been with Wells Capital as an international equity portfolio manager since early 1997.In 1995 and 1996 she was an international equity portfolio manager at Clemente Capital Management,and from 1990 to 1995 she managed Japanese and U.S.equity portfolios for Edison International.Ms.Ho has over nine years of international equity investment management experience.Ms.Ho received her BA in Civil Engineering from San Diego State University,her MS in Environmental Engineering from Stanford University,her MBA from the University of California at Los Angeles,and she is a Chartered Financial Analyst.

         Daniel J.Kokoszka,CFA, Mr.Kokoszka co-manages the Corporate Bond Fund.Mr.Kokoszka,as the Managing Director of Global Fixed-income for Wells Capital,is responsible for non-dollar fixed-income investments in major developed countries and U.S.dollar fixed-income investments (Yankee bonds) in emerging markets.He joined the firm in 1998 from Bradford & Marzec,Inc.,a Los Angeles-based investment adviser,where he was a portfolio manager on the international portfolio management team from 1993 to 1998.Mr.Kokoszka has a BS in Astronomy from Villanova University,an MS in Mechanical Engineering from George Washington University,and an MBA with emphasis in Finance,Corporate Accounting and Applied Economics from the University of Rochester.He is a Chartered Financial Analyst,a Certified Management Accountant and is Certified in Financial Management.

         Gary E.Nussbaum,CFA, Mr.Nussbaum co-manages the Large Company Growth Fund.He has managed large company growth portfolios,currently totaling assets in excess of $3 billion,and has been a growth equity style portfolio manager for Peregrine Capital Management,Inc.,where he is currently a Senior Vice President,since 1990.Mr.Nussbaum received his Bachelors of Business Administration from the University of Wisconsin,his MBA from the University of Wisconsin,and his is a Chartered Financial Analyst.

         David L.Roberts,CFA, Mr.Roberts manages the Equity Income Fund and managed the predecessor portfolio since 1994,and also managed the predecessor's predecessor collective investment trust since 1986.He is the Equity Income Managing Director at Wells Capital.He joined the firm in 1998 and continues to hold dual positions at both Wells Capital and Norwest Investment Management,Inc.("NIM"),which intend to combine investment advisory services under the Wells Capital name during late 1999/early 2000.Mr.Roberts joined Norwest Corporation in 1972 as a Securities Analyst.He became Assistant Vice President Portfolio Manager in 1980,and was promoted to Vice President in 1982.He holds a BA in Mathematics from Carroll College and he is a Chartered Financial Analyst.

         Katherine Schapiro,CFA, Ms.Schapiro manages the International Equity Fund,and she is the Managing Director of the International Equity team for Wells Capital.As team leader,she manages international equity funds and portfolios for the firm's institutional clients.She joined Wells Capital in 1997 from Wells Fargo Bank where she was a portfolio manager from 1992 to 1997. Ms.Schapiro's 17 years of investment experience included investment management from 1988 to 1992 at Newport Pacific Management,a San Francisco-based international investment advisory firm.Ms.Schapiro obtained her BA in Spanish Literature from Stanford University and is a Chartered Financial Analyst.She currently serves as President of the Security Analysts of San Francisco.

54 Variable Trust Prospectus

--------------------------------------------------------------------------------

         Scott M.Smith,CFA, Mr.Smith co-manages the Corporate Bond Fund.He joined Wells Capital in 1997 and currently manages taxable fixed-income portfolios as a member of the core-plus team. His emphasis is on the corporate and mortgage-backed sectors.From 1988 to 1997,while at Wells Fargo Bank,he was a short duration fixed-income specialist and trust administrator.He has 11 years of experience in the investment industry.Mr.Smith received his BA in International Relations/Business from the University of San Diego,and he is a Chartered Financial Analyst.

         Allan White, Mr.White co-manages the Equity Value Fund.He joined Wells Capital Management as Managing Director of the Value Equity Strategy Team in January 2000.He is responsible for the day-to-day management of the Fund,and for the co-direction of the stock selection process for the Team.Prior to joining Wells Capital Management,Mr.White was a Principal at Olympic Capital Management,Inc.since 1993,and in his role as senior portfolio manager he was responsible for all portfolio investment decisions.From 1981 to 1993,Mr.White was a Vice President and senior portfolio manager at Robert E.Torrey & Co.,Inc.He has managed value equity portfolios for over ten years.

         Allen E.Wisniewski,CFA, Mr.Wisniewski co-manages the Equity Value Fund,and he co-managed the Fund's predecessor portfolio since its inception in early 1998.He joined Wells Capital in 1997 as a portfolio manager for the Value Equity Strategy team and as a research analyst focusing on the higher yield segment of the value strategy.Before joining Wells Capital in 1997,he was a value equity portfolio manager from 1987 to 1997 at Wells Fargo Bank.Mr.Wisniewski received a BA in Economics and an MBA in Economics and Finance from the University of California at Los Angeles, and he is a Chartered Financial Analyst.

         Thomas Zeifang,CFA, Mr.Zeifang co-manages the Small Cap Growth Fund,and co-managed the predecessor portfolio since early 1998.He joined Wells Capital in 1997 and is currently the Managing Director of the Small Cap Equity team.As strategy leader,he is responsible for fundamental security analysis.Prior to Wells Capital,he was a small cap equity portfolio manager from 1995 to 1997 at Wells Fargo Bank.He was a Financial Analyst from 1993 to 1995 at Fleet Investment Advisors,based in Rochester,NY.Mr.Zeifang holds a BS in Business Administration from St.Bonaventure University and an MBA in Finance from the University of Rochester's Simon School of Business.He is a Chartered Financial Analyst.

                                                    Variable Trust Prospectus 55

Glossary
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your financial advisor.

American Depositary Receipts ("ADRs")
Receipts for non-U.S.company stocks.The stocks underlying ADRs are typically held in bank vaults.The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies.

Asset-Backed Securities
Securities consisting of an undivided fractional interest in pools of consumer loans,such as car loans or credit card debt,or receivables held in trust.

Below Investment-Grade
Securities rated BB or lower by S&P or Baa or lower by Moody's Investor Services, or that may be unrated securities or securities considered to be "high risk."

Business Day
Any day the New York Stock Exchange is open is a business day for the Funds.

Capital Appreciation,Capital Growth
The increase in the value of a security.See also "total return."

Capitalization
When referring to the size of a company,capitalization means the total number of a company's outstanding shares of stock multiplied by the price per share. This is an accepted method of determining a company's size and is sometimes referred to as "market capitalization."

Capital Structure
Refers to how a company has raised money to operate.Can include,for example, borrowing or selling stock.

Collateralized Mortgage Obligations ("CMOs")
Securities collateralized by portfolios of mortgage pass-through securities.CMOs are structured into multiple classes,and are paid according to class maturity, shortest maturities paid first.

Commercial Paper
Debt instruments issued by banks,corporations and other issuers to finance short-term credit needs.Commercial paper typically is of high credit quality and offers below market interest rates.

Convertible Debt
Securities Bonds or notes that are exchangeable for equity securities at a set price on a set date or at the election of the holder.

Current Income
Earnings in the form of dividends or interest as opposed to capital growth.See also "total return."

Debt Securities
Generally,a promise to pay interest and repay principal by an individual or group of individuals sold as a security.The owner of the security is entitled to receive any such payments.Examples include bonds and mortgage-backed securities and can include securities in which the right to receive interest and principal repayment have been sold separately.

Derivatives
Securities whose values are derived in part from the value of another security or index.An example is a stock option.

56 Variable Trust Prospectus

--------------------------------------------------------------------------------

Distributions
Dividends and/or capital gains paid by a Fund on its shares.

Diversified
A diversified fund,as defined by the Investment Company Act of 1940,is one that invests in cash, Government securities,other investment companies and no more than 5% of its total assets in a single issuer.These policies must apply to 75% of the Funds' total assets.

Dollar-Denominated
Securities issued by foreign banks,companies or governments in U.S.dollars.

Duration
A measure of a security's or portfolio's sensitivity to changes in interest rates.Duration is usually expressed in years,with longer durations typically more sensitive to interest rate changes than shorter durations.

Emerging Markets
Markets associated with a country that is considered by international financial organizations,such as the International Finance Corporation and the International Bank for Reconstruction and Development,and the international financial community to have an "emerging" stock market.Such markets may be under-capitalized,have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

Federal Deposit Insurance Corporation ("FDIC")
The Federal Deposit Insurance Corporation.This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs.Mutual funds are not FDIC insured.

FHLMC
FHLMC securities are commonly known as "Freddie Mac" and are issued by the Federal Home Loan Mortgage Corporation.

FNMA
FNMA securities are commonly known as "Fannie Maes" and are issued by the Federal National Mortgage Association.

GNMA
GNMA securities are commonly known as "Ginnie Maes" and are issued by the Government National Mortgage Association.

Hedge
Strategy used to offset investment risk.A perfect hedge is one eliminating the possibility of future gain or loss.

Illiquid Security
A security that cannot be readily sold at the desired time,or cannot be readily sold without negatively affecting its fair price.

Initial Public Offering
The first time a company's stock is offered for sale to the public.

Investment-Grade Securities
A type of bond rated in the top four investment categories by a nationally recognized ratings organization.Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal,although some investment-grade bonds may have some speculative characteristics.

                                                    Variable Trust Prospectus 57

Glossary
--------------------------------------------------------------------------------

        Liquidity
        The ability to readily sell a security at a fair price.

        Money Market Instruments
        High-quality short-term instruments meeting the requirements of Rule 2a-7 of the 1940 Act,such as bankers' acceptances,commercial paper,repurchase agreements and government obligations.In a money market fund,average portfolio maturity does not exceed 90 days,and all investments have maturities of 397 days or less at the time of purchase.

        Moody's
        A nationally recognized ratings organization.

        Nationally Recognized Ratings Organization ("NRRO") A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

        Net Asset Value ("NAV")
        The value of a single fund share.It is determined by adding together all of a Fund's assets, subtracting accrued expenses and other liabilities,then dividing by the total number of shares.

        Options
        An option is the right to buy or sell a security based on an agreed upon price for at a specified time.For example,an option may give the holder of a stock the right to sell the stock to another party,allowing the seller to profit if the price has fallen below the agreed price.Options may also be based on the movement of an index such as the S&P 500.

        Preservation of Capital
        The attempt by a fund's manager to defend against drops in the net asset value of fund shares in order to preserve the initial investment.

        Price-to-Earnings Ratio
        The ratio between a stock's price and its historical,current or anticipated earnings.Low ratios typically indicate a high yield.High ratios are characteristic of growth stocks which generally have low current yields.

        Principal Stability
        The degree to which share prices for a fund remain steady.Money market funds attempt to achieve the highest degree of principal stability by maintaining a $1.00 per share net asset value.More aggressive funds may not consider principal stability an objective.

        Repurchase Agreement
        An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

        Russell 1000 Index
        An index comprised of the 1000 largest firms listed on the Russell 3000 Index.The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S.economy.The Russell 1000 is considered a "large cap" index.

        Russell 2000 Index
        An index comprised of the 2000 smallest firms listed on the Russell 3000 Index.The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S.economy.The Russell 2000 is considered a "small cap" index.

58 Variable Trust Prospectus

        Selling Agent
        A person who has an agreement with the Funds' distributors that allows them to sell a Fund's shares.

        Shareholder Servicing Agent
        Anyone appointed by the Fund to maintain shareholder accounts and records,assist and provide information to shareholders or perform similar functions.

        Signature Guarantee
        A guarantee given by a financial institution that has verified the identity of the maker of the signature.

        S&P,S&P 500 Index
        Standard & Poor's,a nationally recognized ratings organization.S&P also publishes various indexes or lists of companies representative of sectors of the U.S.economy.

        Statement of Additional Information
        A document that supplements the disclosure made in the Prospectus.

        Stripped Treasury Securities
        Debt obligations in which the interest payments and the repayment of principal are separated and sold as securities.

        Total Return
        The total value of capital growth and the value of all distributions,assuming that distributions were used to purchase additional shares of the Funds.

        Turnover Ratio
        The percentage of the securities held in a Fund's portfolio,other than short-term securities,that were bought or sold within a year.

        Undervalued
        Describes a stock that is believed to be worth more than its current price.

        U.S.Government Obligations
        Obligations issued or guaranteed by the U.S.Government,its agencies or instrumentalities.

        Value Strategy
        A strategy of investing which tries to identify and buy undervalued stocks under the assumption that the stock will eventually rise to its "fair market" value.

        Warrants
        The right to buy a stock at a set price for a set time.

        Weighted Average Maturity
        The average maturity for the debt securities in a portfolio on a dollar-for-dollar basis.

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION
supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS
provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance, for the most recent reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:
Call: 1-800-222-8222,option 4;

WRITE TO:
Wells Fargo Funds PO Box 8266
Boston, MA 02266-8266; or

Visit the SEC's website at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:
SEC Public Reference Room Washington, DC 20549-6009 Call:
1-800-SEC-0330 for details

                                                     [LOGO OF WELLS FARGO FUNDS]

WELLS FARGO VARIABLE TRUST FUNDS


Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued,endorsed or guaranteed by Wells Fargo Bank, N.A.("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

            PROSPECTUS

Asset Allocation Fund
Corporate Bond Fund
Equity Income Fund
Equity Value Fund
Growth Fund
International Equity Fund
Large Company Growth Fund
Small Cap Growth Fund

                                                                        MAY 1
                                                                            2000

Table of Contents                                              Variable Trust Funds
-----------------------------------------------------------------------------------

Overview                                    Objectives and Principal Strategies   4
This section contains important             Summary of Important Risks            6
summary information about the               Performance History                  10
Funds.                                      Key Information                      15

-----------------------------------------------------------------------------------
The Funds                                   Asset Allocation Fund                16
This section contains important             Corporate Bond Fund                  20
information about the individual            Equity Income Fund                   22
Funds.                                      Equity Value Fund                    24
                                            Growth Fund                          26
                                            International Equity Fund            30
                                            Large Company Growth Fund            32
                                            Small Cap Growth Fund                34
                                            General Investment Risks             37
                                            Organization and Management
                                             of the Funds                        43

-----------------------------------------------------------------------------------
Your Investment                             Your Account                         46
Turn to this section for
information on how to buy
and sell Fund shares.

-----------------------------------------------------------------------------------
Reference                                   Other Information                    47
Look here for additional                    Table of Predecessors                48
information and term                        Portfolio Managers                   49
definitions.                                Glossary                             52

Variable Trust Funds Overview
--------------------------------------------------------------------------------
See the individual Fund descriptions in this Prospectus for further details.

Words appearing in italicized print and highlighted in color are defined in the
Glossary.
--------------------------------------------------------------------------------
FUND                                       OBJECTIVE
--------------------------------------------------------------------------------

Asset Allocation Fund                      Seeks long-term total return,
                                           consistent with reasonable risk.

Corporate Bond Fund                        Seeks a high level of current income
                                           consistent with reasonable risk.


Equity Income Fund                         Seeks long-term capital appreciation
                                           and above-average dividend income.


Equity Value Fund                          Seeks long-term capital appreciation.


Growth Fund                                Seeks long-term capital appreciation.


International Equity Fund                  Seeks total return, with an emphasis
                                           on capital appreciation over the
                                           long-term.


Large Company Growth Fund                  Seeks long-term capital appreciation.


Small Cap Growth Fund                      Seeks long-term capital appreciation.


4 Variable Trust Prospectus

--------------------------------------------------------------------------------
PRINCIPAL STRATEGY
--------------------------------------------------------------------------------

We do not select individual securities for investment, rather, we buy substantially all of the securities of various indexes to replicate the total return of the index. We use an asset allocation model to allocate and reallocate assets among common stocks (S&P 500 Index), U.S. Treasury bonds (Lehman Brothers 20+ Bond Index) and money market instruments, operating from a "normal" allocation of 60% stocks and 40% bonds. We invest in asset classes that we believe are undervalued in order to achieve better long-term, risk-adjusted returns.

We invest primarily in corporate debt securities of any maturity. Under normal market conditions we expect to maintain a dollar weighted-average maturity for portfolios of between 10 and 15 years. We may invest up to 25% of Fund assets in securities considered to be below investment grade ("junk bonds") to enhance yield.

The Fund invests in the common stocks of large, high-quality domestic companies with above-average return potential and above-average dividend income. We consider "large" companies to be those whose market capitalization is greater than the median of the Russell 1000 Index, which is considered a mid- to large-capitalization index.

We invest in equity securities that we believe are undervalued in relation to the overall stock markets.

We invest in common stocks and other equity securities of domestic and foreign companies whose market capitalization falls within the range of the Russell 1000 Index, which is considered a mid- to large-capitalization index. We buy stocks of companies that have a strong earnings growth trend and above-average prospects for future growth, or that we believe are undervalued.

We invest in equity securities of companies based in developed non-U.S. countries and in emerging markets of the world. We expect that the securities held by the Fund will be traded on a stock exchange or other market in the country in which the issuer is based, but they also may be traded in other countries, including the U.S. We apply a fundamentals-driven, value-oriented analysis to identify companies with above-average potential for long-term growth and total return capabilities.

The Fund invests in the common stock of large, high-quality domestic companies that have superior growth potential. We consider "large" companies to be those whose market capitalization is greater than the median of the Russell 1000 Index, which is considered a mid- to large-capitalization index.

We invest in common stocks issued by companies whose market capitalization falls within the range of the Russell 2000 Index, which is considered a small capitalization index. We invest in the common stocks of domestic and foreign issuers we believe have above-average prospects for capital growth, or that may be involved in new or innovative products, services and processes.


                                                    Variable Trust Prospectus  5

Summary of Important Risks
--------------------------------------------------------------------------------

This section summarizes important risks that are common to all of the Funds described in this Prospectus, and important risks that relate specifically to particular Funds. Both are important to your investment choice. Additional information about these and other risks is included in:

 . the individual Fund Descriptions later in this Prospectus;

 . under the "General Investment Risks"section beginning on page 37; and

 . in the Funds'Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money by investing in a Fund.

--------------------------------------------------------------------------------
 COMMON RISKS FOR THE FUNDS
--------------------------------------------------------------------------------

 Equity Securities
 The Funds invest in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund's portfolio. Certain types of stock and certain individual stocks selected for a Fund's portfolio may underperform or decline in value more than the overall market. As of the date of this Prospectus,the equity markets, as measured by the S&P 500 Index and other commonly used indexes, are trading at or close to record levels. There can be no guarantee that these levels will continue. The Funds that invest in smaller companies, in foreign companies (including investments made through American Depositary Receipts and similar instruments), and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. A Fund's investment in foreign companies and emerging markets are also subject to special risks associated with international investing, including currency, political, regulatory and diplomatic risks.

 Debt Securities
 The Funds may invest some of their assets in debt securities, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase,which will reduce the resale value of instruments in a Fund's investments, including U.S.Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities.Changes in market interest rates do not affect the rate payable on debt securities held in a Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.


6 Variable Trust Prospectus

-----------------------------------------------------------------------------------------------------------
FUND                                     SPECIFIC RISKS
-----------------------------------------------------------------------------------------------------------
                                         The Fund uses an investment model that seeks undervalued asset classes. There is no guarantee that the asset allocation model will make accurate determinations or that an asset class we believe is
Asset Allocation Fund                    undervalued will perform as expected. We may incur higher than average portfolio turnover resulting from allocation shifts recommended by the model. Portfolio turnover increases
                                         transaction costs and may trigger capital gains.

                                         We may invest in debt securities that are in low or below investment grade categories, or are unrated or in default at the time of purchase. Such debt securities have a much greater risk of default
Corporate Bond Fund                      (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of such debt securities will be affected by overall economic conditions, interest rates, and the
                                         creditworthiness of the individual issuers. Additionally, these lower rated debt securities may be less liquid and more difficult to value than higher rated securities.

                                         Stocks selected for their high dividend income may be more
Equity Income Fund                       sensitive to interest rate changes than other stocks. This Fund is primarily subject to the equity securities risks described in the
                                         Common Risks section above.

                                         There is no guarantee that securities selected as "undervalued"will perform as expected. Stocks of smaller, medium-sized and foreign
Equity Value Fund                        companies purchased using the value strategy may be more
                                         volatile and less liquid than other comparable securities.

                                         We select growth stocks based on prospects for future earnings, which may not grow as expected. In addition, at times, the overall
Growth Fund                              market or the market for value stocks may outperform growth stocks.

                                                     Variable Trust Prospectus 7

Summary of Important Risks
----------------------------------------------------------------------------------------------------------
FUND                                                               SPECIFIC RISKS
----------------------------------------------------------------------------------------------------------
                                         Foreign company stocks involve special risks, including generally higher commission rates, political, social and monetary or diplomatic developments that could affect U.S. investments in foreign countries. Emerging market countries may experience increased political instability, and are often dependent on international trade,making them more vulnerable to events in
International Equity Fund                other countries. They may have less developed financial systems and volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries, which may make them more difficult to sell, particularly during a market downturn. Additionally, dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes.

                                         The Fund is primarily subject to the equity market risks described in the Common Risks section above. Dividend-producing large company stocks have experienced unprecedented appreciation in recent years. There is no guarantee such performance levels will
Large Company Growth Fund                continue. We select growth stocks based on prospects for future earnings, which may not grow as expected. In addition, at times, the overall market or the market for value stocks may outperform growth stocks.

                                         This Fund may invest in companies that pay low or no dividends, have smaller market capitalizations, have less market liquidity, have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies. Because the Fund may invest in such aggressive securities, share prices
Small Cap Growth Fund                    may rise and fall more than the share prices of other funds. In addition, our active trading investment strategy may result in a higher-than-average portfolio turnover ratio, increased trading expenses, and higher short-term capital gains. We select stocks for this Fund based in part on their prospects for future earnings, which may not grow as expected. In addition, at times, the overall market or the market for value stocks may outperform growth stocks.


8 Variable Trust Prospectus

Performance History
--------------------------------------------------------------------------------

     The information on the following pages shows you how each Fund has performed and illustrates the variability of a Fund's returns over time.Each Fund's average annual returns for one-year,five-year and since inception periods are compared to the performance of an appropriate broad-based index.Please remember that past performance is no guarantee of future results.The performance for the Funds in this Prospectus do not reflect fees charged by your variable life insurance/annuity certificate or contract.If they did,returns would be lower.

     The Corporate Bond Fund, International Equity Fund and Large Company Growth Fund have not been in operation for at least a calendar year,therefore,performance information is not shown for these Funds.

Asset Allocation Fund Calendar Year Returns (%)

                                    [GRAPH]

'95   28.95
'96   11.46
'97   20.88
'98   25.26
'99    9.33

Best Qtr.: Q4 `98 . 15.86%                Worst Qtr.:       Q3 `98 .    -5.38%

Average annual total return (%)
                                                                     Since
for the period ended 12/31/99                   1 year  5 years    Inception
WFVT Asset Allocation Fund (Incept.4/15/94)      9.33    18.93       16.61
S&P 500 Index1                                  21.04    28.56       25.66
LB Gov't./Corp.Bond Index2                      -2.15     7.61        6.76

1 S&P 500 is a registered trademark of Standard & Poor's.
2 Lehman Brothers Government/Corporate Bond Index.

                                                     Variable Trust Prospectus 9

Performance History
--------------------------------------------------------------------------------

Equity Income Fund Calendar Year Returns (%)

                                    [GRAPH]

'97   26.90
'98   18.42
'99    7.90

Best Qtr.: Q4 `98 . 15.63%               Worst Qtr.: Q3   `98 . -9.73%

Average annual total return (%)
                                                                       Since
for the period ended 12/31/99                          1 year        Inception
WFVT Equity Income Fund (Incept.5/6/96)                  7.90          17.14
S&P 500 Index1                                          21.04          26.75

1 S&P 500 is a registered trademark of Standard & Poor's.




10 Variable Trust Prospectus

--------------------------------------------------------------------------------

Equity Value Fund Calendar Year Returns (%)

                                    [GRAPH]

'99  -2.48

Best Qtr.: Q2 `99 . 10.87%                   Worst Qtr.: Q3       `99 . -13.64%

Average annual total return (%)
                                                                        Since
for the period ended 12/31/99                                year     Inception
WFVT Equity Value Fund (Incept.5/1/98)                      -2.48       -3.73
S&P 500 Index1                                              21.04       19.80

1 S&P 500 is a registered trademark of Standard & Poor's.


                                                    Variable Trust Prospectus 11

Performance History
--------------------------------------------------------------------------------

Growth Fund Calendar Year Returns (%)


                                    [GRAPH]
'95   29.19
'96   22.44
'97   17.33
'98   28.81
'99   20.41

Best Qtr.: Q4 `98 . 22.93%                Worst Qtr.:       Q3 `98 .   -10.40%

Average annual total return (%)
                                                                 Since
for the period ended 12/31/99               1 year   5 years   Inception
WFVT Growth Fund (Incept.4/12/94)            20.41    23.55       21.22
S&P 500 Index1                               21.04    28.56       25.54

1 S&P 500 is a registered trademark of Standard & Poor's.


12 Variable Trust Prospectus

Small Cap Growth Fund Calendar Year Returns (%)

                                    [GRAPH]
'96     31.47
'97      9.87
'98    -14.47
'99     66.27

Best Qtr.: Q4 `99           . 67.19%  Worst Qtr.: Q3          `98 . -27.93%

Average annual total return (%)
                                                                     Since
for the period ended 12/31/99                         1 year         Inception
WFVT Small Cap Growth Fund (Incept.5/17/95)                  66.27       20.41
Russell 2000 Index                                           21.26       16.19


                                                    Variable Trust Prospectus 13

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Key Information
--------------------------------------------------------------------------------

     Important information you should look for as you decide to invest in a
     Fund:

     The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

     ---------------------------------------------------------------------------

     Investment Objective and Investment Strategies

     The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objectives and strategies descriptions for each Fund tell you:

     . what the Fund is trying to achieve;

     . how we intend to invest your money; and

     . what makes a Fund different from the other Funds offered in this Prospectus.

     ---------------------------------------------------------------------------

     Permitted Investments
     A summary of the Fund's key permitted investments and practices.

     ---------------------------------------------------------------------------

     Important Risk Factors
     Describes the key risk factors for the Fund, and includes risks described in the "Summary of Important Risks" and "General Investment Risks" sections.

     Words appearing in italicized print and highlighted in color are defined in the Glossary.

                                                    Variable Trust Prospectus 15

Asset Allocation Fund
--------------------------------------------------------------------------------

     Investment Objective
     The Asset Allocation Fund seeks long-term total return, consistent with reasonable risk.

     ---------------------------------------------------------------------------

     Investment Strategies
     We allocate and reallocate assets among common stocks, U.S. Treasury Bonds and money market instruments. This strategy is based on the premise that asset classes are at times undervalued or overvalued in comparison to one another and that investing in undervalued asset classes offers better long-term, risk-adjusted returns.

     ---------------------------------------------------------------------------

     Permitted Investments
     The asset classes we invest in are:

     . Stock Investments--We invest in common stocks to replicate the S&P 500
       Index. We do not individually select common stocks on the basis of traditional investment analysis. Instead, we invest in each company comprising the S&P 500 Index in proportion to its weighting in the S&P 500 Index to match the total return of the S&P 500 Index as closely as possible;

     . Bond Investments--We invest in U.S. Treasury Bonds to replicate the
       Lehman Brothers 20+ Bond Index. Bonds in this Index have remaining maturities of twenty years or more;and

     . Money Market Investments--We invest this portion of the Fund in high-quality money market instruments, including U.S. Government obligations, obligations of foreign and domestic banks, short-term corporate debt instruments and repurchase agreements.

     In addition, under normal market conditions, we may invest:

     . In call and put options on stock indexes, stock index futures, options on stock index futures, and interest rate futures contracts as a substitute for a comparable market position in stocks or bonds;

     . In interest rate and index swaps; and

     . Up to 25% of total assets in foreign obligations qualifying as money market investments.

     We manage the allocation of investments in the Fund's portfolio assuming a "normal" allocation of 60% stocks and 40% bonds. This is not a "target" allocation but rather a measure of the level of risk tolerance for the Fund.

     We are not required to keep a minimum investment in any of the three asset classes described above, nor are we prohibited from investing substantially all of our assets in a single class. The allocation may shift at any time. We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, repurchase agreements and other short-term investments, to maintain liquidity or when we believe it is in the best interests of shareholders to do so. During such periods, the Fund may not achieve its objective of long-term total return. The Fund is a diversified portfolio.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so.During these periods, the Fund may not achieve its objective of long-term total return.


16 Variable Trust Prospectus

--------------------------------------------------------------------------------

Important Risk Factors

Foreign obligations may entail additional risks, such as currency, political, regulatory and diplomatic risks, which are described in more detail in the General Investment Risks section below. The value of investments in options on stock indexes and stock index futures is affected by price movements for the stocks in a particular index, rather than price movements for an individual security.

You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 37; and the specific risks listed here. They are all important to your investment choice.

                                                    Variable Trust Prospectus 17

Asset Allocation Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception,if shorter). Total returns represent the rate that you would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). KPMG LLP audited this information which, along with their report and the Fund's financial statements,is available upon request in the Fund's annual report.

------------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
------------------------------------------------------------------------------------------------------------------
                                                                                                   Dec. 31,
For the period ended:                                                                                1999
                                                                                            ----------------------
Net asset value,beginning of period                                                                 $13.45

Income from investment operations:
  Net investment income (loss)                                                                        0.27
  Net realized and unrealized gain (loss)
    on investments                                                                                    0.97

Total from investment operations                                                                      1.24

Less distributions:
  Dividends from net investment income                                                               (0.26)
  Distributions from net realized gain                                                               (0.01)

Total from distributions                                                                             (0.27)

Net asset value,end of period                                                                       $14.42

Total return1                                                                                         9.33%

Ratios/supplemental data:
Net assets,end of period (000s)                                                                   $240,671

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                                                             0.97%
  Ratio of net investment income (loss)
    to average net assets                                                                             2.05%

Portfolio turnover                                                                                      30%

Ratio of expenses to average net
  assets prior to waived fees and
  reimbursed expenses (annualized)                                                                    1.17%
------------------------------------------------------------------------------------------------------------------

1 Total return calculations do not include any sales charges,and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

18 Variable Trust Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
        Dec. 31,          Dec. 31,           Dec. 31,             Dec. 31,
         1998              1997               1996                 1995
--------------------------------------------------------------------------------
       $11.99            $ 11.42            $ 11.27              $  9.71


         0.34               0.60               0.56                 0.55

         2.60               1.73               0.69                 2.21

         2.94               2.33               1.25                 2.76


        (0.34)             (0.60)             (0.56)               (0.55)
        (1.14)             (1.16)             (0.54)               (0.65)

        (1.48)             (1.76)             (1.10)               (1.20)
       $13.45            $ 11.99            $ 11.42              $ 11.27

        25.26%             20.88%             11.46%               28.95%


     $156,241            $86,506            $51,797              $25,467


         0.92%              0.80%              0.69%                0.41%

         2.62%              5.20%              5.34%                5.58%

           29%               156%                 4%                  97%



         1.11%              0.85%              0.80%                1.22%


                                                   Variable Trust Prospectus  19

Corporate Bond Fund
--------------------------------------------------------------------------------

     Portfolio Managers: N. Graham Allen, FCMA; John W. Burgess; Jacqueline
                         A. Flippin; Daniel J. Kokoszka, CFA; Scott Smith, CFA

     ---------------------------------------------------------------------------
     Investment Objective
     The Corporate Bond Fund seeks a high level of current income, consistent with reasonable risk.

     ---------------------------------------------------------------------------
     Investment Strategies

     We seek a high level of current income by actively managing a diversified portfolio consisting primarily of corporate debt securities. When purchasing these securities we consider, among other things, the yield differences for various corporate sectors, and the current economic cycle's potential effect on the various types of bonds. We may invest in securities of any maturity. Under normal market conditions, we expect to maintain a dollar-weighted average maturity for portfolio securities of between 10 and 15 years. We also may invest in U.S. Government obligations.

     ---------------------------------------------------------------------------
     Permitted Investments
     Under normal market conditions, we invest:

     . at least 65% of our total assets in corporate debt securities;

     . in U.S. Government obligations;

     . up to 25% of our total assets in debt securities that are below investment grade; and

     . up to 25% of our total assets in securities of foreign issuers.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of a high level of current income.

     ---------------------------------------------------------------------------
     Important Risk Factors
     We may invest in securities regardless of their rating, or in securities that are unrated or in default at the time of purchase.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 37; and the specific risks listed here. They are all important to your investment choice.

20 Variable Trust Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate that you would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------
                                                             FUND COMMENCED
                                                             ON SEPT.20,1999
                                                             -------------------
                                                                  Dec. 31,
For the period ended:                                              1999
                                                             -------------------
Net asset value, beginning of period                              $ 10.00

Income from investment operations:
  Net investment income (loss)                                       0.16
  Net realized and unrealized gain (loss)
    on investments                                                  (0.18)

Total from investment operations                                    (0.02)

Less distributions:
  Dividends from net investment income                              (0.16)
  Distributions from net realized gains                              0.00

Total from distributions                                            (0.16)

Net asset value, end of period                                     $  9.82

Total return (not annualized)1                                      (0.16%)

Ratios/supplemental data:
  Net assets, end of period (000s)                                $68,423

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                            0.90%
  Ratio of net investment income (loss) to
    average net assets                                               5.87%

Portfolio turnover                                                     59%

Ratio of expenses to average net
  assets prior to waived fees and
  reimbursed expenses (annualized)                                   1.25%
--------------------------------------------------------------------------------
1 Total return calculations do not include any sales charges,and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

                                                   Variable Trust Prospectus  21

Equity Income Fund
-------------------------------------------------------------------------------

     Portfolio Managers: David L. Roberts, CFA; Gary J. Dunn, CFA

     ---------------------------------------------------------------------------

     Investment Objective
     The Equity Income Fund seeks long-term capital appreciation and above-average dividend income.

     ---------------------------------------------------------------------------

     Investment Strategies
     We invest primarily in the common stock of large, high-quality domestic companies that have above-average return potential based on current market valuations. We primarily emphasize investments in securities of companies with above-average dividend income. We use various valuation measures when selecting securities for the portfolio, including above-average dividend yields and below industry average price-to-earnings, price-to-book and price-to-sales ratios. We consider "large" companies to be those whose market capitalization is greater than the median of the Russell 1000 Index.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions, we invest:

     . at least 65% of total assets in income-producing equity securities; and

     . in issues of companies with market capitalization greater than the median of the Russell 1000 Index (as of December 31, 1999, this median was approximately $4 billion; the median is expected to change frequently).

     We may invest in preferred stocks, convertible securities, and securities of foreign companies. We will normally limit our investment in a single issuer to 10% or less of our total assets.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of long-term capital appreciation and above-average dividend income.

     ---------------------------------------------------------------------------

     Important Risk Factors
     Stocks selected for their high dividend yields may be more sensitive to interest rate changes than other stocks.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 37; and the specific risks listed here. They are all important to your investment choice.

22 Variable Trust Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate that you would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

------------------------------------------------------------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING
------------------------------------------------------------------------------------------------------------------------------------

                                                          FUND COMMENCED
                                                          ON MAY 6, 1996
                                                          --------------------------------------------------------------------------


                                                             Dec. 31,          Dec. 31,         Dec. 31,         Dec. 31,
For the period ended:                                         1999               1998             1997             1996
                                                          --------------------------------------------------------------------------

Net asset value, beginning of period                         $  16.00           $ 13.68          $ 10.91          $10.00

Income from investment operations:
  Net investment income (loss)                                  0.17              0.18             0.14            0.08
  Net realized and unrealized gain (loss)
    on investments                                              1.09              2.34             2.79            0.92

Total from investment operations                                1.26              2.52             2.93            1.00

Less distributions:
  Dividends from net investment income                         (0.17)            (0.18)           (0.14)          (0.08)
  Distributions from net realized gain                          0.00             (0.02)           (0.02)          (0.01)

Total from distributions                                       (0.17)            (0.20)           (0.16)          (0.09)

Net asset value, end of period                              $  17.09           $ 16.00          $ 13.68          $10.91

Total return (not annualized)1                                  7.90%            18.42%           26.90%           9.95%

Ratios/supplemental data:
  Net assets, end of period (000s)                          $127,793           $86,069          $39,888          $9,415

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                       0.86%             0.80%            0.80%           0.80%
  Ratio of net investment income (loss) to
    average net assets                                          1.16%             1.47%            1.85%           2.31%

Portfolio turnover                                                 5%                1%               3%              4%

Ratio of expenses to average net
  assets prior to waived fees and
  reimbursed expenses (annualized)                              1.12%             1.10%            1.34%           2.51%
------------------------------------------------------------------------------------------------------------------------------------

1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

                                                    Variable Trust Prospectus 23

Equity Value Fund
--------------------------------------------------------------------------------

     Portfolio Managers: Allan White; Allen Wisniewski, CFA; Gregg Giboney, CFA

     ---------------------------------------------------------------------------

     Investment Objective
     The Equity Value Fund seeks long-term capital appreciation.

     ---------------------------------------------------------------------------

     Investment Strategies
     We seek long-term capital appreciation by investing in a diversified portfolio composed primarily of equity securities that are trading at low price-to-earnings ratios, as measured against the stock market as a whole or against the individual stock's own price history. In addition we look at the price-to-book value and price-to-cash flow ratios of companies for indications of attractive valuation. We use both quantitative and qualitative analysis to identify possible investments. Dividends are a secondary consideration when selecting stocks. We may purchase particular stocks when we believe that a history of strong dividends may increase their market value.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions, we invest:

     . primarily in common stocks of both large, well-established companies and smaller companies with market capitalization exceeding $50 million at the time of purchase;

     . in debt securities that may be converted into the common stock of both
       U.S. and foreign companies; and

     . up to 25% of our assets in foreign companies through American Depositary
       Receipts and similar instruments.

     We may also purchase convertible debt securities with the same characteristics as common stock, as well as in preferred stock and warrants.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders. During such periods, the Fund may not achieve its objective of long-term capital appreciation.

     ---------------------------------------------------------------------------

     Important Risk Factors
     There is no guarantee that securities selected as "undervalued" will perform as expected. Stocks of smaller, medium-sized and foreign companies purchased using the value approach may be more volatile and less liquid than other comparable securities.

     You should consider the "Summary of Important Risks" section on page 6, the "General Investment Risks" section beginning on page 37, and the specific risks listed here. They are all important to your investment choice.

24 Variable Trust Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate that you would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

----------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
----------------------------------------------------------------------------------------------------------
                                                                 FUND COMMENCED
                                                                 ON MAY 1,1998
                                                                 -----------------------------------------
                                                                   Dec. 31,                     Dec. 31,
For the period ended:                                                1999                         1998
                                                                 -----------------------------------------
Net asset value, beginning of period                                $  9.55                      $ 10.00

Income from investment operations:
  Net investment income (loss)                                         0.08                         0.07
  Net realized and unrealized gain (loss)
    on investments                                                    (0.32)                       (0.45)

Total from investment operations                                      (0.24)                       (0.38)

Less distributions:
  Dividends from net investment income                                (0.08)                       (0.07)
  Distributions from net realized gains                                0.00                         0.00

Total from distributions                                              (0.08)                       (0.07)

Net asset value, end of period                                      $  9.23                      $  9.55

Total return (not annualized)1                                        (2.48%)                      (3.76%)

Ratios/supplemental data:
  Net assets, end of period (000s)                                  $26,567                      $11,072

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                              1.06%                        1.09%
  Ratio of net investment income (loss) to
    average net assets                                                 0.96%                        1.54%

Portfolio turnover                                                      139%                          27%

Ratio of expenses to average net
  assets prior to waived fees and
  reimbursed expenses (annualized)                                     1.53%                        2.52%
----------------------------------------------------------------------------------------------------------

1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

                                                    Variable Trust Prospectus 25

Growth Fund
--------------------------------------------------------------------------------

     Portfolio Manager: Kelli Hill

     ---------------------------------------------------------------------------

     Investment Objective
     The Growth Fund seeks long-term capital appreciation.

     ---------------------------------------------------------------------------

     Investment Strategies
     We seek long-term capital appreciation by investing primarily in common stocks and other equity securities and we look for companies that have a strong earnings growth trend that we believe have above-average prospects for future growth. We focus our investment strategy on larger capitalization stocks.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions, we invest:
     . at least 65% of total assets in equity securities, including common and preferred stocks, and securities convertible into common stocks;

     . the majority of total assets in issues of companies with market capitalization that falls within, but towards the higher end of, the range of the Russell 1000 Index, an index comprised of the 1,000 largest U.S. companies based on total market capitalization, that is considered a mid-capitalization index (As of December 31, 1999, this range was from $220 million to $604 billion. The range is expected to change frequently. ); and

     . up to 25% of total assets in foreign companies through American Depositary Receipts ("ADRs") and similar instruments.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of long-term capital appreciation.

     ---------------------------------------------------------------------------

     Important Risk Factors
     This Fund is primarily subject to the risks associated with equity securities, including foreign equity and mid-capitalization equity securities, described under Common Risks in the "Summary of Important Risks" section. The advisor selects growth stocks based on prospects for future earnings, which may not grow as expected. In addition, at times, the overall market or the market for value stocks may outperform growth stocks.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 37; and the specific risks listed here. They are all important to your investment choice.

26 Variable Trust Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Growth Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate that you would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------


                                                          ----------------------
                                                                Dec. 31,
For the period ended:                                             1999
                                                          ----------------------
Net asset value, beginning of period                             $20.05

Income from investment operations:
  Net investment income (loss)                                     0.02
  Net realized and unrealized gain (loss)
    on investments                                                 4.06

Total from investment operations                                   4.08

Less distributions:
  Dividends from net investment income                            (0.03)
  Distributions from net realized gain                             0.00

Total from distributions                                          (0.03)

Net asset value, end of period                                   $24.10

Total return1                                                     20.41%

Ratios/supplemental data:
  Net assets, end of period (000s)                             $128,495

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                          1.07%
  Ratio of net investment income (loss) to
    average net assets                                             0.11%

Portfolio turnover                                                   54%

Ratio of expenses to average net
  assets prior to waived fees and
  reimbursed expenses (annualized)                                 1.27%
--------------------------------------------------------------------------------
1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

28 Variable Trust Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Dec. 31,         Dec. 31,          Dec. 31,          Dec. 31,
                   1998             1997              1996              1995
--------------------------------------------------------------------------------
                  $16.79           $ 15.34           $ 12.91           $ 10.30


                    0.09              0.19              0.20              0.22

                    4.65              2.48              2.68              2.77

                    4.74              2.67              2.88              2.99


                   (0.09)            (0.19)            (0.20)            (0.22)
                   (1.39)            (1.03)            (0.25)            (0.16)

                   (1.48)            (1.22)            (0.45)            (0.38)

                  $20.05           $ 16.79           $ 15.34           $ 12.91

                   28.81%            17.33%            22.44%            29.19%


                $100,927           $71,944           $33,381           $10,920


                    1.04%             0.65%             0.60%             0.43%

                    0.51%             1.19%             1.53%             2.05%

                      69%              124%               95%               84%


                    1.18%             1.01%             1.12%             2.02%


                                                    Variable Trust Prospectus 29

International Equity Fund*
--------------------------------------------------------------------------------

     Portfolio Managers: Katherine Schapiro, CFA; Stacey Ho, CFA

     ---------------------------------------------------------------------------

     Investment Objective
     The International Equity Fund seeks total return, with an emphasis on capital appreciation, over the long-term, by investing primarily in equity securities of non-U.S. companies.

     ---------------------------------------------------------------------------

     Investment Strategies
     We actively manage a diversified portfolio of equity securities of companies based in developed non-U.S. countries and in emerging markets of the world. We expect that the securities we hold will be traded on a stock exchange or other market in the country in which the issuer is based, but they also may be traded in other countries, including the U.S.

     We apply a fundamentals-driven, value-oriented analysis to identify companies with above-average potential for long-term growth. The financial data we examine includes both the company's historical performance results and its projected future earnings. Among other key criteria we consider are a company's local, regional or global franchise; history of effective management demonstrated by expanding revenues and earnings growth; prudent financial and accounting policies and ability to take advantage of a changing business environment.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions, we invest:

     . at least 80% of total assets in equity securities of companies located or operating outside the U.S.;

     . in a minimum of five countries exclusive of the U.S.;

     . up to 50% of total assets in any one country;

     . up to 25% of total assets in emerging markets;

     . in issuers with an average market capitalization of $10 billion or more, although we may invest in equity securities of issuers with market capitalization as low as $250 million; and

     . in equity securities including common stocks, and preferred stocks, and in warrants, convertible debt securities, American Depositary Receipts ("ADRs"), Government Depositary Receipts ("GDRs") (and similar instruments) and shares of other mutual funds.

     Although it is not our intention to do so, we reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling foreign currency futures and forward foreign currency contracts.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. We may also, for temporary defensive purposes, invest without limit in cash, short-term debt and equity securities of U.S. companies when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of total return, with an emphasis on capital appreciation.

     * This Fund will commence operations on July 3, 2000.

30 Variable Trust Prospectus

--------------------------------------------------------------------------------

Important Risk Factors
Foreign company stocks may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer's home country. Concentrated investment in any single country, especially a less developed country, would make the Fund's value more sensitive to economic, currency and regulatory changes within that country. Emerging market countries are often dependent on international trade and are therefore often vulnerable to events in other countries. They may have less developed financial systems and volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries, which may make them more difficult to sell, particularly during a market downturn.

You should consider the "Summary of Important Risks" section on page 6, the "General Investment Risks" section beginning on page 37, and the specific risks listed here. They are all important to your investment choice.

                                                    Variable Trust Prospectus 31

Large Company Growth Fund
--------------------------------------------------------------------------------

     Portfolio Managers: John S. Dale, CFA; Gary E. Nussbaum, CFA

     ---------------------------------------------------------------------------

     Investment Objective
     The Large Company Growth Fund seeks long-term capital appreciation by investing primarily in large, high-quality domestic companies that the Advisor believes have superior growth potential.

     ---------------------------------------------------------------------------

     Investment Strategies
     We consider "large" companies to be those whose market capitalization is greater than the median of the Russell 1000 Index, which, as of December 31, 1999, was approximately $4 billion, and is expected to change frequently. In selecting securities for the Fund, we seek issuers whose stock is attractively valued with fundamental characteristics that are significantly better than the market average and that support internal earnings growth capability. We may invest in the securities of companies whose growth potential we believe is generally unrecognized or misperceived by the market.

     ---------------------------------------------------------------------------

     Permitted Investments
     We will not invest more than 10% of the Fund's total assets in the securities of a single issuer. We may invest up to 20% of the Fund's total assets in the securities of foreign companies and may hedge against currency risk by using foreign currency forward contracts.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of long-term capital appreciation.

     ---------------------------------------------------------------------------

     Important Risk Factors
     Foreign company stocks may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer's home country. Concentrated investment in any single country, especially a less developed country, would make the Fund's value more sensitive to economic, currency and regulatory changes within that country. Emerging market countries are often dependent on international trade and are therefore often vulnerable to events in other countries. They may have less developed financial systems and volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries, which may make them more difficult to sell, particularly during a market downturn.

     We select growth stocks based on prospects for future earnings, which may not grow as expected. In addition, at times, the overall market or the market for value stocks may outperform growth stocks.

     You should consider the "Summary of Important Risks" section on page 6, the "General Investment Risks" section beginning on page 37, and the specific risks listed above. They are all important to your investment choice.

32 Variable Trust Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate that you would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------
                                                       FUND COMMENCED
                                                       ON SEP. 20, 1999
                                                       -------------------------
                                                           Dec. 31,
For the period ended:                                       1999
                                                       -------------------------
Net asset value, beginning of period                       $ 10.00

Income from investment operations:
  Net investment income (loss)                               (0.01)
  Net realized and unrealized gain (loss)
    on investments                                            2.04

Total from investment operations                              2.03

Less distributions:
  Dividends from net investment income                        0.00
  Distributions from net realized gains                       0.00

Total from distributions                                      0.00

Net asset value, end of period                             $ 12.03

Total return (not annualized)1                               20.30%

Ratios/supplemental data:
  Net assets, end of period (000s)                         $50,988

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                     1.00%
  Ratio of net investment income (loss) to
    average net assets                                       (0.47%)

Portfolio turnover                                               0%

Ratio of expenses to average net
  assets prior to waived fees and
  reimbursed expenses (annualized)                            1.43%

1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

                                                    Variable Trust Prospectus 33

Small Cap Growth Fund
--------------------------------------------------------------------------------

     Portfolio Manager: Thomas Zeifang, CFA; Christopher Greene

     ---------------------------------------------------------------------------

     Investment Objective
     The Small Cap Growth Fund seeks long-term capital appreciation.

     ---------------------------------------------------------------------------

     Investment Strategies
     We actively manage a diversified portfolio of common stocks issued by companies whose market capitalization falls within the range of the Russell 2000 Index. As of December 31, 1999, the range was $10 million to $13 billion, but it is expected to change frequently. We will sell the stock of any company whose market capitalization exceeds the range of this index for sixty consecutive days.

     We invest in the common stocks of domestic and foreign companies we believe have above-average prospects for capital growth, or that may be involved in new or innovative products, services and processes.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions, we invest:

     . at least 65% of total assets in an actively managed, broadly diversified portfolio of small cap growth-oriented common stocks;

     . in at least 20 common stock issues spread across multiple industry groups and sectors of the economy;

     . up to 40% of total assets in initial public offerings or recent start-ups and newer issues; and

     . no more than 25% of total assets in foreign companies through American
       Depositary Receipts or similar issues.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of long-term capital appreciation.

     ---------------------------------------------------------------------------

     Important Risk Factors
     This Fund is designed for investors willing to assume above-average risk. We may invest in companies that:

     . pay low or no dividends;

     . have smaller market capitalization;

     . have less market liquidity;

     . have no or relatively short operating histories, or are new public companies or are initial public offerings, whose stocks are typically more volatile than stocks of more seasoned companies;

     . have aggressive capital structures including high debt levels; or

     . are involved in rapidly growing or changing industries and/or new technologies.

34 Variable Trust Prospectus

--------------------------------------------------------------------------------

Because we invest in aggressive securities, share prices may rise and fall more than the share prices of other funds. In addition, our active trading investment strategy may result in a higher-than-average portfolio turnover ratio, increased trading expenses, and higher short-term capital gains. Stocks of foreign companies, whether purchased directly or through American Depositary Receipts, may be more volatile and less liquid than other comparable securities.

You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 37; and the specific risks listed here. They are all important to your investment choice.

                                                    Variable Trust Prospectus 35

Small Cap Growth Fund                                       Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate that you would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

-----------------------------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
-----------------------------------------------------------------------------------------------------------------------------------
                                                      FUND COMMENCED
                                                      ON MAY 1, 1995
                                                    -------------------------------------------------------------------------------
                                                         Dec. 31,         Dec. 31,          Dec. 31,        Dec. 31,      Dec. 31,
For the period ended:                                     1999             1998             1997             1996          1995
                                                    -------------------------------------------------------------------------------
Net asset value, beginning of period                     $ 10.88         $ 12.77            $ 13.50         $11.21        $10.00

Income from investment operations:
  Net investment income (loss)                             (0.04)           0.03               0.01           0.02          0.06
  Net realized and unrealized gain (loss)
    on investments                                          7.25           (1.89)              1.24           3.51          1.54

Total from investment operations                            7.21           (1.86)              1.25           3.53          1.60

Less distributions:
  Dividends from net investment income                      0.00           (0.03)             (0.01)         (0.02)        (0.06)
  Distributions from net realized gain                      0.00            0.00              (1.59)         (1.22)        (0.33)
  Return of capital distribution                            0.00            0.00              (0.38)          0.00          0.00

Total from distributions                                    0.00           (0.03)             (1.98)         (1.24)        (0.39)

Net asset value, end of period                           $ 18.09         $ 10.88            $ 12.77         $13.50        $11.21

Total return (not annualized)1                             66.27%         (14.47%)             9.87%         31.47%        15.95%

Ratios/supplemental data:
  Net assets, end of period (000s)                       $23,819         $13,295            $11,482         $6,091        $2,027

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                   0.95%           0.80%              0.80%          0.80%         0.80%
  Ratio of net investment income (loss) to
    average net assets                                     (0.37%)          0.31%              0.07%          0.16%         1.02%

Portfolio turnover                                           314%            135%               209%           195%           51%

Ratio of expenses to average net
  assets prior to waived fees and
  reimbursed expenses (annualized)                          1.94%           1.51%              1.88%          2.82%         5.38%
-----------------------------------------------------------------------------------------------------------------------------------

1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

36 Variable Trust Prospectus

General Investment Risks
--------------------------------------------------------------------------------

     Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including Wells Fargo Variable Trust Funds. Certain common risks are identified in the Summary of Important Risks on page 6. Other risks of mutual fund investing include the following:

     . Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

     .  We cannot guarantee that we will meet our investment objectives.

     . We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to provide certain services, such as selling agents or investment advisors, offer or promise to make good any such losses.

     . Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

     . Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.

     . An investment in a single Fund, by itself, does not constitute a complete investment plan.

     . The Funds that invest in smaller companies, foreign companies (including investments made through American Depositary Receipts and similar instruments), and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. A Fund's investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, political, regulatory and diplomatic risk.

     . The Funds may invest a portion of their assets in U.S. Government obligations. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of those obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Treasury, and the U.S. Government's guarantee does not extend to the Funds themselves.

     . The Funds may also use certain derivative instruments, such as options or futures contracts. The term "derivatives" covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

     . The Funds also may invest a portion of their assets in GNMAs, FNMAs and FHLMCs. Each are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. A "pool" or group of such mortgages is assembled and, after being approved by the issuing entity, is offered to invest through securities dealers. Mortgage-backed securities are subject to prepayment risk, which can alter the maturity of the securities and also reduce the rate of return on such investments. Collateralized mortgage obligations ("CMOs") represent principal-only and interest-only portions of such securities that are subject to increased interest-rate and credit risk.

                                                    Variable Trust Prospectus 37

General Investment Risks
--------------------------------------------------------------------------------

     . The Funds may enter into forward currency exchange contracts ("forward contracts") to try to reduce currency exchange risks to the Funds from foreign securities investments. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers.

     . The market value of lower-rated debt securities, also known as "junk bonds," and unrated securities tends to reflect individual developments affecting the issuer to a greater extent than the market value of higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-rated securities also tend to be more sensitive to economic conditions than higher-rated securities. These lower-rated debt securities are considered by the rating agencies, on balance, to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and generally involve more credit risk than securities in higher-rating categories. Even securities rated "BBB" by S&P or "Baa" by Moody's, ratings which are considered investment-grade, possess some speculative characteristics.

     Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective.

     What follows is a general list of the types of risks (some of which are described previously) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

     Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

     Credit Risk--The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

     Currency Risk--The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

     Diplomatic Risk--The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value or liquidity of investments in either country.

     Emerging Market Risk--The risk that the emerging market, as defined in the glossary, may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

     Experience Risk--The risk presented by a new or innovative security. The risk is that insufficient experience exists to forecast how the security's value might be affected by various economic conditions.

     Information Risk--The risk that information about a security is either unavailable, incomplete or is inaccurate.

38 Variable Trust Prospectus

--------------------------------------------------------------------------------

     Interest Rate Risk--The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer maturities.

     Leverage Risk--The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

     Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

     Market Risk--The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

     Political Risk--The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.

     Prepayment Risk--The risk that consumers will prepay mortgage loans, which can alter the maturity of a mortgage-backed security, increase interest-rate risk, and reduce rates of return.

     Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate trading practices.

     In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" section in the summary for each Fund. You should also see the Statements of Additional Information for additional information about the investment practices and risks particular to each Fund.

                                                    Variable Trust Prospectus 39

General Investment Risks
--------------------------------------------------------------------------------

Investment Practice/Risk
The following table lists some of the additional investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each. See the Investment Objective and Investment Strategies for each Fund or the Statement of Additional Information for more information on these practices.

Investment practices and risk levels are carefully monitored. We attempt to ensure that the risk exposure for each Fund remains within the parameters of its objective.

Remember, each Fund is designed to meet different investment needs and objectives.

--------------------------------------------------------------------------------------------------------------------------
                                                                ASSET          CORPORATE     EQUITY      EQUITY
                                                                ALLOCATION     BOND          INCOME      VALUE     GROWTH
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                        RISK
--------------------------------------------------------------------------------------------------------------------------
Borrowing Policies
The ability to borrow from banks for       Leverage Risk          .                .           .           .          .
temporary purposes to meet shareholder
redemptions.

Emerging Markets
Investments in companies located or        Information,
operating in countries considered          Political, Regulatory,                  .           .                      .
developing or to have "emerging"           Diplomatic, Liquidity
stock markets. Generally, these             and Currency Risk
investments securities have the
same type of risks as foreign
securities, but to a higher degree.

Floating and Variable Rate Debt
Instruments with interest rates that       Interest Rate and      .                .           .           .          .
are adjusted either on a schedule          Credit Risk
or when an index or benchmark changes.

Foreign Obligations                        Information,
Debt of a foreign government or            Political, Regulatory,  .                .
corporation  or dollar denominated         Diplomatic, Liquidity
debt obligations of foreign branches       and Currency Risk
of U.S. banks or U.S. branches of
foreign banks.

Foreign Securities
Equity securities issued by a  non-U.S.    Information,
company or debt of a or foreign            Political, Regulatory,
government in the form of an American      Diplomatic, Liquidity   .                            .           .          .
Depositary Receipt ("ADR") or similar      and Currency Risk
instrument. Foreign securities may also
be emerging markets securities, which
are subject to the same risks, but to
a higher degree.

Forward Commitment, When-Issued and
Delayed Delivery Transactions              Interest Rate,
Securities bought or sold for delivery     Leverage, Credit and   .          .                  .           .          .
at a later date or bought or sold          Experience Risk
for a fixed price at a fixed date.

----------------------------------------------------------------------------------------------------------------------
                                                                                                  LARGE      SMALL
                                                                                 INTERNATIONAL    COMPANY    CAP
                                                                                 EQUITY           GROWTH     GROWTH
----------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                        RISK
----------------------------------------------------------------------------------------------------------------------
Borrowing Policies
The ability to borrow from banks for       Leverage Risk                            .                .         .
temporary purposes to meet shareholder
redemptions.

Emerging Markets
Investments in companies located or        Information,
operating in countries considered          Political, Regulatory,                   .                .         .
developing or to have "emerging"           Diplomatic, Liquidity
stock markets. Generally, these            and Currency Risk
investments securities have the
same type of risks as foreign
securities, but to a higher degree.

Floating and Variable Rate Debt
Instruments with interest rates that       Interest Rate and                        .                .         .
are adjusted either on a schedule          Credit Risk
or when an index or benchmark changes.

Foreign Obligations                        Information,
Debt of a foreign government or            Political, Regulatory,
corporation  or dollar denominated         Diplomatic, Liquidity
debt obligations of foreign branches       and Currency Risk
of U.S. banks or U.S. branches of
foreign banks.

Foreign Securities
Equity securities issued by a  non-U.S.    Information,
company or debt of a or foreign            Political, Regulatory,                   .                .         .
government in the form of an American      Diplomatic, Liquidity
Depositary Receipt ("ADR") or similar      and Currency Risk
instrument. Foreign securities may also
be emerging markets securities, which
are subject to the same risks, but to
a higher degree.

Forward Commitment, When-Issued and
Delayed Delivery Transactions              Interest Rate,
Securities bought or sold for delivery     Leverage, Credit and                     .                .         .
at a later date or bought or sold          Experience Risk
for a fixed price at a fixed date.

40 Variable Trust Prospectus

------------------------------------------------------------------------------------------------------------------------------------

                                                                              ASSET        CORPORATE  EQUITY  EQUITY
                                                                              ALLOCATION   BOND       INCOME  VALUE   GROWTH
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT PRACTICE                                        RISK
------------------------------------------------------------------------------------------------------------------------------------

High Yield Securities
Debt securities of lower quality, also known as "junk
bonds," that produce generally higher rates of return.     Interest Rate and                   .         .
These securities tend to be more sensitive to economic     Credit Risk
conditions and during sustained periods of rising
interest rates, may experience increased interest and/or
principal defaults.

Illiquid Securities
A security that cannot be readily sold, or cannot be       Liquidity Risk         .           .         .       .        .
readily sold without negatively affecting its fair price.
Limited to 15% of total assets.

Loan Participations
Debt obligations that represent a portion of a
larger loan made by a bank. Generally sold without         Credit Risk                        .
guarantee or recourse, some participations sell at a
discount because of the borrower's credit problems.
Limited to 5% of total assets.

Loans of Portfolio Securities
The practice of loaning securities to brokers, dealers
and financial institutions to increase return on those     Credit,
securities. Loans may be made up to Investment Company     Counter-Party and      .           .         .       .        .
Act of 1940 limits (currently one-third of total assets    Leverage Risk
including the value of collateral received).

Mortgage- and Asset-Backed Securities
Securities consisting of undivided fractional interest     Interest Rate, Credit,
in pools of consumer loans, such as mortgage loans, car    Prepayment and                     .         .
loans, credit card debt, or receivables held in trust.     Experience Risk

Options
The right or obligation to receive or deliver a security   Credit, Information
or cash payment depending on the security's price or the   and Liquidity Risk     .                     .       .        .
performance of an index or benchmark. Types of options
used may include: options on securities, options on a
stock index, stock index futures and options on stock
index futures to protect liquidity and portfolio value.

Other Mutual Funds
The temporary investment in shares of another mutual
fund. A pro rata portion of the other fund's expenses, in  Market Risk            .           .         .       .        .
addition to the expenses paid by the Funds, will be borne
by Fund shareholders.

Privately Issued Securities
Securities that are not publicly traded but which may be
resold in accordance with Rule 144A of the Securities Act  Liquidity Risk         .           .         .       .        .
of 1933.

------------------------------------------------------------------------------------------------------------------------------------

                                                                                              LARGE    SMALL
                                                                               INTERNATIONAL  COMPANY  CAP
                                                                               EQUITY         GROWTH   GROWTH
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT PRACTICE                                        RISK
------------------------------------------------------------------------------------------------------------------------------------


High Yield Securities
Debt securities of lower quality, also known as "junk
bonds," that produce generally higher rates of return.     Interest Rate and
These securities tend to be more sensitive to economic     Credit Risk
conditions and during sustained periods of rising
interest rates, may experience increased interest and/or
principal defaults.

Illiquid Securities
A security that cannot be readily sold, or cannot be       Liquidity Risk         .              .        .
readily sold without negatively affecting its fair price.
Limited to 15% of total assets.

Loan Participations
Debt obligations that represent a portion of a
larger loan made by a bank. Generally sold without         Credit Risk
guarantee or recourse, some participations sell at a
discount because of the borrower's credit problems.
Limited to 5% of total assets.

Loans of Portfolio Securities
The practice of loaning securities to brokers, dealers
and financial institutions to increase return on those     Credit,
securities. Loans may be made up to Investment Company     Counter-Party and      .              .        .
Act of 1940 limits (currently one-third of total assets    Leverage Risk
including the value of collateral received).

Mortgage- and Asset-Backed Securities
Securities consisting of undivided fractional interest     Interest Rate, Credit,
in pools of consumer loans, such as mortgage loans, car    Prepayment and
loans, credit card debt,or receivables held in trust.      Experience Risk

Options
The right or obligation to receive or deliver a security   Credit, Information
or cash payment depending on the security's price or the   and Liquidity Risk     .                       .
performance of an index or benchmark. Types of options
used may include: options on securities, options on a
stock index, stock index futures and options on stock
index futures to protect liquidity and portfolio value.

Other Mutual Funds
The temporary investment in shares of another mutual
fund. A pro rata portion of the other fund's expenses, in  Market Risk            .              .        .
addition to the expenses paid by the Funds, will be borne
by Fund shareholders.

Privately Issued Securities
Securities that are not publicly traded but which may be
resold in accordance with Rule 144A of the Securities Act  Liquidity Risk         .              .        .
of 1933.

                                                    Variable Trust Prospectus 41

General Investment Risks
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                                              ASSET        CORPORATE  EQUITY  EQUITY
                                                                              ALLOCATION   BOND       INCOME  VALUE   GROWTH
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT PRACTICE                                        RISK
------------------------------------------------------------------------------------------------------------------------------------


Repurchase Agreements
A transaction in which the seller of a security agrees     Credit and             .           .         .       .        .
to buy back a security at an agreed upon time and          Counter-Party
price, usually with interest.                              Risk


Small Company Securities
The risk that investments in small companies may be        Market, Experience
more volatile than investments in larger companies.        and Liquidity                                .       .        .
                                                           Risk
Stripped Obligations
Securities that give ownership to either future payments
of interest or a future payment of principal, but not      Interest Rate          .
both. These securities tend to have greater interest rate  Risk sensitivity than conventional debt obligations.

------------------------------------------------------------------------------------------------------------------------------------

                                                                                              LARGE    SMALL
                                                                               INTERNATIONAL  COMPANY  CAP
                                                                               EQUITY         GROWTH   GROWTH
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT PRACTICE                                        RISK
------------------------------------------------------------------------------------------------------------------------------------



Repurchase Agreements
A transaction in which the seller of a security agrees     Credit and
to buy back a security at an agreed upon time and          Counter-Party          .              .        .
price, usually with interest.                              Risk


Small Company Securities
The risk that investments in small companies may be        Market, Experience
more volatile than investments in larger companies.        and Liquidity          .              .        .
                                                           Risk
Stripped Obligations
Securities that give ownership to either future payments
of interest or a future payment of principal, but not      Interest Rate
both. These securities tend to have greater interest rate  Risk sensitivity than conventional debt obligations.

42 Variable Trust Prospectus

Organization and Management of the Funds
--------------------------------------------------------------------------------

A number of different entities provide services to the Funds. This section shows how the Funds are organized, the entities that perform different services, and how they are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Variable Trust
Wells Fargo Variable Trust ("WFVT") was organized as a Delaware business trust on March 10, 1999. The Board of Trustees of WFVT supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy. The Funds are available for purchase through certain variable annuity contracts ("VA Contracts") and variable life insurance policies ("VLI Policies") offered by the separate accounts of Participating Insurance Companies. Individual holders of VA Contracts and VLI Policies are not the "shareholders" of or "investors" in the Funds. Rather, the Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies will pass through voting rights to the holders of VA Contracts and VLI Policies. The WFVT currently does not foresee any disadvantages to the holders of VA Contracts and VLI Policies arising from the fact that the interests of the holders of VA Contracts and VLI Policies may differ. Nevertheless, the WFVT's Board of Trustees intends to monitor events in order to identify any conflicts which may arise and to determine what action, if any, should be taken in response to such conflicts. The VA Contracts and VLI Policies are described in the separate Prospectuses issued by the Participating Insurance Companies. The WFVT assumes no responsibility for such Prospectuses.

--------------------------------------------------------------------------------
                               BOARD OF TRUSTEES
--------------------------------------------------------------------------------
                       Supervises the Funds' activities
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    INVESTMENT ADVISOR                                  CUSTODIAN
--------------------------------------------------------------------------------
Wells Fargo Bank, N.A.                    Norwest Bank Minnesota, N.A.
525 Market St., San Francisco, CA         6th & Marquette, Minneapolis, MN
Manages the Funds' investment activities  Provides safekeeping for the assets of all Funds except the Asset
                                          Allocation Fund Barclays Global
                                          Investors, N.A. 45 Fremont St., San
                                          Francisco, CA Provides safekeeping for
                                          the Asset Allocation Fund's assets
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                INVESTMENT SUB-ADVISORS
------------------------------------------------------------------------------------------------------------------------------------

Wells Capital Management                        Barclays Global Fund                Peregrine Capital
Incorporated                                    Advisors                            Management, Inc.
525 Market St.                                  45 Fremont St.                      800 Lasalle Ave.
San Francisco, CA                               San Francisco, CA                   Minneapolis, MN
(All Funds except as described at right)        (Asset Allocation Fund)             (Large Company Growth Fund)

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

                                                                                    TRANSFER
DISTRIBUTOR                                     ADMINISTRATOR                        AGENT
------------------------------------------------------------------------------------------------------------------------------------

Stephens Inc.                                   Wells Fargo Bank, N.A.              Boston Financial Data
111 Center St.                                  525 Market St.                      Services, Inc.
Little Rock, AR                                 San Francisco, CA                   Two Heritage Dr.
                                                                                    Quincy, MA
Markets the Funds                               Manages the                         Maintains records
and distributes                                 Funds' business                     of shares and
Fund shares                                     activities                          supervises the payment
                                                                                    of dividends
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
             PARTICIPATING INSURANCE COMPANIES AND SELLING AGENTS
--------------------------------------------------------------------------------
     Advise current and prospective contract holders with Fund investments
--------------------------------------------------------------------------------
                               CONTRACT HOLDERS
--------------------------------------------------------------------------------

                                                    Variable Trust Prospectus 43

Organization and Management of the Funds
--------------------------------------------------------------------------------

         In the following sections, the percentages shown are the percentages of the average daily net assets of each Fund paid on an annual basis for the services described.

         The Investment Advisor
         Wells Fargo Bank, N.A. provides portfolio management and fundamental security analysis services as the advisor for each of the Funds. Wells Fargo Bank, founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. Wells Fargo Bank is a wholly owned subsidiary of Wells Fargo & Company, a national bank holding company. As of June 30, 1999, Wells Fargo Bank and its affiliates provided advisory services for over $131 billion in assets.

         For providing these services, Wells Fargo Bank is entitled to receive the following fees:

            Asset Allocation Fund                                          0.55%

            Corporate Bond Fund                                            0.45%

            Equity Income Fund                                             0.55%

            Equity Value Fund                                              0.55%

            Growth Fund                                                    0.55%

            International Equity Fund                                      0.75%

            Large Company Growth Fund                                      0.55%

            Small Cap Growth Fund                                          0.75%


         The Sub-Advisors
         Wells Capital Management Incorporated ("WCM"), a wholly owned subsidiary of Wells Fargo Bank N.A., is the sub-advisor for the Funds (except the Asset Allocation and Large Company Growth Funds). In this capacity, it is responsible for the day-to-day investment management activities of the Funds. As of December 31, 1999, WCM provided advisory services for over $71 billion in assets.

         Barclays Global Fund Advisors ("BGFA"), a wholly owned subsidiary of Barclays Global Investors, N.A. ("BGI"), and an indirect subsidiary of Barclays Bank PLC, is the sub-advisor for the Asset Allocation Fund. BGFA was created from the sale of Wells Fargo Nikko Investment Advisors, a former affiliate of Wells Fargo Bank, to BGI. BGI is one of the largest providers of index portfolio management services. As of December 31, 1999, BGI managed or provided investment advice for assets aggregating in excess of $780 billion.

         Peregrine Capital Management, Inc., a wholly owned subsidiary of Norwest Bank Minnesota, N.A., is the sub-advisor for the Large Company Growth Fund. Norwest Bank Minnesota, N.A.is a wholly owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, N.A. Peregrine provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans and 401(k) plans. As of December 31, 1999, Peregrine managed approximately $8.1 billion in assets.

         The Sub-Advisors are compensated by the Investment Advisor from the fees received by the Advisor as listed above.

44  Variable Trust Prospectus

--------------------------------------------------------------------------------

         The Administrator
         Wells Fargo Bank provides the Funds with administrative services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust's Trustees and officers. Wells Fargo Bank also furnishes office space and certain facilities to conduct each Fund's business. For providing these services, Wells Fargo Bank is entitled to receive a fee of 0.15% of the average annual net assets of each Fund.

         Distribution Plan
         We have adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act for each Fund. The Plan authorizes the payment of all or part of the cost of preparing and distributing Prospectuses, annual and semi-annual reports, and other materials to shareholders, and the payment of compensation to selling agents. For these services each Fund pays 0.25% of its annual net assets.

                                                   Variable Trust Prospectus  45

Your Account
--------------------------------------------------------------------------------

         Investing in the Funds
         The Funds are available for purchase through certain VA Contracts and VLI Policies offered by the separate accounts of Participating Insurance Companies. The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of each Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests (as defined in the Prospectuses describing the VA Contracts and VLI Policies issued by the Participating Insurance Companies) to be effected on that day pursuant to VA Contracts and VLI Policies. Please refer to the Prospectus provided by your selling agent for more detailed information describing the separate accounts.

         The WFVT does not assess any fees, either when it sells or when it redeems its shares. Surrender charges, mortality and expense risk fees and other charges may be assessed by Participating Insurance Companies under the VA Contracts or VLI Policies. These fees and charges are described in the Participating Insurance Companies' Prospectuses.

         Should any conflict between VA Contract and VLI Policy holders arise which would require that a substantial amount of net assets be withdrawn from a Fund of the WFVT, orderly portfolio management could be disrupted to the potential detriment of the VA Contract and VLI Policy holders.

46  Variable Trust Prospectus

Other Information
--------------------------------------------------------------------------------

         Dividends and Capital Gain Distributions
         Each Fund is treated separately in determining the amounts of dividends of net investment income and distributions of capital gains payable to its shareholders. Dividends and distributions are automatically reinvested on the payment date for each shareholder's account in additional shares of the Fund that paid the dividend or distribution at NAV or are paid in cash at the election of the Participating Insurance Company.

         The Corporate Bond and Money Market Funds declare any dividends daily and pay them monthly. The Asset Allocation, Equity Income and Equity Value Funds declare and pay any dividends quarterly. All other Funds declare and pay any dividends annually. The Funds make any capital gains distributions at least annually. Participating Insurance Companies will be informed by January 31 about the amount and character of dividends and distributions.

         Taxes
         The following discussion regarding taxes is based on tax laws which were in effect as of the date of this Prospectus and summarizes only some of the material federal income tax considerations affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning and does not discuss state, local or foreign income tax considerations. You should consult your own tax advisor with respect to your specific tax situation. Please see the SAI for further federal income tax considerations. Federal income taxation of separate accounts of life insurance companies, VA Contracts and VLI Policies is discussed in the Prospectuses of the Participating Insurance Companies.

         As described in the prospectuses of the Participating Insurance Companies, individual holders of VA Contracts and VLI Policies may qualify for favorable tax treatment. As long as your VA Contract or VLI Policy maintains favorable tax treatment, you will only be taxed on your investment in a fund through such VA Contract or VLI Policy. In order to qualify for such treatment, among other things, the "separate accounts" of the Participating Insurance Companies, which maintain and invest net proceeds from the VA Contracts and VLI Policies, must be "adequately diversified." Each Fund intends to be operated in a manner so that a separate account investing in Fund Shares on behalf of a holder of a VA Contract or VLI Policy will be "adequately diversified." See "Taxation of a Separate Account of a Participating Insurance Company" in the SAI.

         Pricing Fund Shares:

         . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form.

         . We determine the NAV of each Fund's shares, except the Money Market Fund, each business day as of the close of regular trading on the New York Stock Exchange ("NYSE"). We determine the NAV for the Money Market Fund each business day at 9:00 a.m. (Pacific time)/11:00 a.m. (Central time). We determine the NAV by subtracting each Fund's liabilities from its total assets, and then dividing the result by the total number of outstanding shares. The Money Market Fund's assets are valued using the amortized cost method. Each other Fund's assets are generally valued at current market prices. See the Statement of Additional Information for further disclosure.

         . The non-money market Funds are open for business on each day the NYSE is open for business. NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday. The Money Market Fund is open for business Monday through Friday, and generally is closed on federal bank holidays.

                                                   Variable Trust Prospectus  47

Table of Predecessors
--------------------------------------------------------------------------------

         The Funds described in this Prospectus were created as part of the reorganization of the Life & Annuity Trust ("LAT") Family of Funds, advised by Wells Fargo Bank, N.A., and the Norwest Select Family of Funds, advised by Norwest Investment Management, Inc., into a single mutual fund complex. The reorganization followed the merger of the advisors' parent companies.

         Each Fund, unless otherwise indicated below, is an accounting survivor of a former Life & Annuity Trust or Norwest Select Funds fund, as indicated in the following table. The performance histories and financial highlights of each accounting survivor are the performance histories and financial highlights of the predecessor fund.

           Wells Fargo Variable Trust    Predecessor Funds

           Asset Allocation Fund         LAT Asset Allocation Fund

           Corporate Bond Fund           None

           Equity Income Fund            Norwest Select Income Equity Fund

           Equity Value Fund             LAT Equity Value Fund

           Growth Fund                   LAT Growth Fund

           International Equity Fund     None

           Large Company Growth Fund     None

           Small Cap Growth Fund         Norwest Select Small Company Stock Fund

48  Variable Trust Prospectus

Portfolio Managers
--------------------------------------------------------------------------------

         N. Graham Allen, FCMA, Mr. Allen manages the Corporate Bond Fund. He joined Wells Capital Management Incorporated ("Wells Capital") in 1998 and is the firm's Chief Fixed Income Officer. His responsibilities include overseeing of non-dollar fixed-income investments in major developed countries, emerging markets, Yankee bonds and global high yield investments. Prior to joining Wells Capital, he headed the international bond management team at Bradford & Marzec, a Los Angeles-based investment adviser where he was responsible for managing high yield securities investments from 1988 to 1998. Educated in England, Mr. Allen is a Fellow Chartered Management Accountant (FCMA), a recognized accounting body in the United Kingdom.

         John W. Burgess Mr. Burgess co-manages the Corporate Bond Fund. He joined Wells Capital in 1998 as portfolio manager for high yield fixed-income investments. He joined Wells Capital from Independent Financial Advisors, an independent advisory practice in Los Angeles where he performed research and analysis of fixed-income securities from 1995 to 1998. Prior to this position, he was a portfolio manager at Aurora National Life Assurance Company of Santa Monica, California, where he managed both equity and fixed-income investments from 1991 to 1994. Mr. Burgess received his BA in English from Harvard College and a Juris Doctorate degree from Harvard Law School. He is a Chartered Financial Analyst candidate.

         John S. Dale, CFA, Mr. Dale manages the Large Company Growth Fund. He has managed large company growth portfolios, currently totaling assets in excess of $3 billion, and has been a Senior Vice President of Peregrine Capital Management, Inc. since 1988, when he joined the firm. Mr. Dale received his BA in Marketing from the University of Minnesota and he is a Chartered Financial Analyst.

         Gary J. Dunn, CFA, Mr. Dunn co-manages the Equity Income Fund, and managed the predecessor portfolio since 1994. He joined Wells Capital in 1998 as Principal for its Equity Income team, and holds dual positions at both Wells Capital and Norwest Investment Management, Inc. ("NIM"), which intend to combine investment advisory services under the Wells Capital name during late 1999/early 2000. Currently, Mr. Dunn is also the Director of Institutional Investments of NIM. He has been associated with Norwest or its affiliates as a financial analyst and portfolio manager since 1979. Mr. Dunn holds a BA in Economics from Carroll College and is a Chartered Financial Analyst.

         Jacqueline A. Flippin Ms. Flippin co-manages the Corporate Bond Fund. She joined Wells Capital in 1998 as a portfolio manager for taxable fixed-income portfolios. Her area of expertise includes both mortgage-backed securities and high yield debt. She was a fixed-income portfolio manager at McMorgan & Company in San Francisco, CA from 1994 to 1998. Ms. Flippin received her BA in Sociology from Northwestern University and an MBA in Finance from New York University.

         Gregg Giboney, CFA, Mr. Giboney co-manages the Equity Value Fund. He managed the predecessor portfolio since August 1998, and has been with Wells Capital as a member of the Value Equity Team providing security analysis and portfolio management since 1996. Mr. Giboney was with First Interstate Capital Management prior to 1996 in various capacities, including fixed-income trading, derivative management, equity analysis, stable value asset management and as a portfolio manager for personal, institutional and trust accounts. Mr. Giboney received his BS in Accounting and Finance from Washington State University, his MBA from the University of Portland, and he is a Chartered Financial Analyst.

         Christopher F. Greene Mr. Greene co-manages the Small Cap Growth Fund, and co-managed the predecessor portfolio since early 1999. He joined Wells Capital in 1997. As Portfolio Manager and Analyst for the firm's small cap equity team, he is responsible for fundamental security analysis of small and mid cap growth securities. Before joining Wells Capital, he worked at Hambrecht & Quist, an investment banking firm in San Francisco, as an analyst in the corporate finance department from 1993 to 1996. Mr. Greene received a BA in Economics from Claremont McKenna College. He is a Chartered Financial Analyst candidate.

                                                   Variable Trust Prospectus  49

Portfolio Managers
--------------------------------------------------------------------------------

         Kelli K. Hill Ms. Hill manages the Growth Fund. She managed the predecessor portfolio since February 1997, when she joined Wells Capital as its Core Equity Team Leader. She also manages institutional equity portfolios and in her research capacity, specializes in the capital goods and technology sectors. From 1988 to 1997, she was a Portfolio Manager for Wells Fargo Bank in San Francisco, where her responsibilities included portfolio management for high net-worth individuals. Ms. Hill holds a BA in Economics and International Relations from the University of Southern California, and she is a Chartered Financial Analyst candidate.

         Stacey Ho, CFA, Ms. Ho co-manages the International Equity Fund. She has been with Wells Capital as an international equity portfolio manager since early 1997. In 1995 and 1996 she was an international equity portfolio manager at Clemente Capital Management, and from 1990 to 1995 she managed Japanese and U. S. equity portfolios for Edison International. Ms. Ho has over nine years of international equity investment management experience. Ms. Ho received her BA in Civil Engineering from San Diego State University, her MS in Environmental Engineering from Stanford University, her MBA from the University of California at Los Angeles, and she is a Chartered Financial Analyst.

         Daniel J. Kokoszka, CFA, Mr. Kokoszka co-manages the Corporate Bond Fund. Mr. Kokoszka, as the Managing Director of Global Fixed-income for Wells Capital, is responsible for non-dollar fixed-income investments in major developed countries and U. S. dollar fixed-income investments (Yankee bonds) in emerging markets. He joined the firm in 1998 from Bradford & Marzec, Inc., a Los Angeles-based investment adviser, where he was a portfolio manager on the international portfolio management team from 1993 to 1998. Mr. Kokoszka has a BS in Astronomy from Villanova University, an MS in Mechanical Engineering from George Washington University, and an MBA with emphasis in Finance, Corporate Accounting and Applied Economics from the University of Rochester. He is a Chartered Financial Analyst, a Certified Management Accountant and is Certified in Financial Management.

         Gary E. Nussbaum, CFA, Mr. Nussbaum co-manages the Large Company Growth Fund. He has managed large company growth portfolios, currently totaling assets in excess of $3 billion, and has been a growth equity style portfolio manager for Peregrine Capital Management, Inc., where he is currently a Senior Vice President, since 1990. Mr. Nussbaum received his Bachelors of Business Administration from the University of Wisconsin, his MBA from the University of Wisconsin, and his is a Chartered Financial Analyst.

         David L. Roberts, CFA, Mr. Roberts manages the Equity Income Fund and managed the predecessor portfolio since 1994, and also managed the predecessor's predecessor collective investment trust since 1986. He is the Equity Income Managing Director at Wells Capital. He joined the firm in 1998 and continues to hold dual positions at both Wells Capital and Norwest Investment Management, Inc. ("NIM"), which intend to combine investment advisory services under the Wells Capital name during late 1999/early 2000. Mr. Roberts joined Norwest Corporation in 1972 as a Securities Analyst. He became Assistant Vice President Portfolio Manager in 1980, and was promoted to Vice President in 1982. He holds a BA in Mathematics from Carroll College and he is a Chartered Financial Analyst.

         Katherine Schapiro, CFA, Ms. Schapiro manages the International Equity Fund, and she is the Managing Director of the International Equity team for Wells Capital. As team leader, she manages international equity funds and portfolios for the firm's institutional clients. She joined Wells Capital in 1997 from Wells Fargo Bank where she was a portfolio manager from 1992 to 1997. Ms. Schapiro's 17 years of investment experience included investment management from 1988 to 1992 at Newport Pacific Management, a San Francisco-based international investment advisory firm. Ms. Schapiro obtained her BA in Spanish Literature from Stanford University and is a Chartered Financial Analyst. She currently serves as President of the Security Analysts of San Francisco.

50  Variable Trust Prospectus

--------------------------------------------------------------------------------

         Scott M. Smith, CFA, Mr. Smith co-manages the Corporate Bond Fund. He joined Wells Capital in 1997 and currently manages taxable fixed-income portfolios as a member of the core-plus team. His emphasis is on the corporate and mortgage-backed sectors. From 1988 to 1997, while at Wells Fargo Bank, he was a short duration fixed-income specialist and trust administrator. He has 11 years of experience in the investment industry. Mr. Smith received his BA in International Relations/Business from the University of San Diego, and he is a Chartered Financial Analyst.

         Allan White, Mr. White co-manages the Equity Value Fund. He joined Wells Capital Management as Managing Director of the Value Equity Strategy Team in January 2000. He is responsible for the day-to-day management of the Fund, and for the co-direction of the stock selection process for the Team. Prior to joining Wells Capital Management, Mr. White was a Principal at Olympic Capital Management, Inc. since 1993, and in his role as senior portfolio manager he was responsible for all portfolio investment decisions. From 1981 to 1993, Mr. White was a Vice President and senior portfolio manager at Robert E. Torrey & Co., Inc. He has managed value equity portfolios for over ten years.

         Allen E. Wisniewski, CFA, Mr. Wisniewski co-manages the Equity Value Fund, and he co-managed the Fund's predecessor portfolio since its inception in early 1998. He joined Wells Capital in 1997 as a portfolio manager for the Value Equity Strategy team and as a research analyst focusing on the higher yield segment of the value strategy. Before joining Wells Capital in 1997, he was a value equity portfolio manager from 1987 to 1997 at Wells Fargo Bank. Mr. Wisniewski received a BA in Economics and an MBA in Economics and Finance from the University of California at Los Angeles, and he is a Chartered Financial Analyst.

         Thomas Zeifang, CFA, Mr. Zeifang co-manages the Small Cap Growth Fund, and co-managed the predecessor portfolio since early 1998. He joined Wells Capital in 1997 and is currently the Managing Director of the Small Cap Equity team. As strategy leader, he is responsible for fundamental security analysis. Prior to Wells Capital, he was a small cap equity portfolio manager from 1995 to 1997 at Wells Fargo Bank. He was a Financial Analyst from 1993 to 1995 at Fleet Investment Advisors, based in Rochester, NY. Mr. Zeifang holds a BS in Business Administration from St. Bonaventure University and an MBA in Finance from the University of Rochester's Simon School of Business. He is a Chartered Financial Analyst.

                                                   Variable Trust Prospectus  51

Glossary
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your financial advisor.

American Depositary Receipts ("ADRs")
Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies.

Asset-Backed Securities
Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

Below Investment-Grade
Securities rated BBB or lower by S&P or Baa or lower by Moody's Investor Services, or that may be unrated securities or securities considered to be "high risk."

Business Day
Any day the New York Stock Exchange is open is a business day for the Funds.

Capital Appreciation, Capital Growth
The increase in the value of a security. See also "total return."

Capitalization
When referring to the size of a company, capitalization means the total number of a company's outstanding shares of stock multiplied by the price per share. This is an accepted method of determining a company's size and is sometimes referred to as "market capitalization."

Capital Structure
Refers to how a company has raised money to operate. Can include, for example, borrowing or selling stock.

Collateralized Mortgage Obligations ("CMOs")
Securities collateralized by portfolios of mortgage pass-through securities. CMOs are structured into multiple classes, and are paid according to class maturity, shortest maturities paid first.

Commercial Paper
Debt instruments issued by banks, corporations and other issuers to finance short-term credit needs. Commercial paper typically is of high credit quality and offers below market interest rates.

Convertible Debt Securities
Bonds or notes that are exchangeable for equity securities at a set price on a set date or at the election of the holder.

Current Income
Earnings in the form of dividends or interest as opposed to capital growth. See also "total return."

Debt Securities
Generally, a promise to pay interest and repay principal by an individual or group of individuals sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage-backed securities and can include securities in which the right to receive interest and principal repayment have been sold separately.

Derivatives
Securities whose values are derived in part from the value of another security or index. An example is a stock option.

52  Variable Trust Prospectus

--------------------------------------------------------------------------------

Distributions
Dividends and/or capital gains paid by a Fund on its shares.

Diversified
A diversified fund, as defined by the Investment Company Act of 1940, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds' total assets.

Dollar-Denominated
Securities issued by foreign banks, companies or governments in U.S. dollars.

Duration
A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

Emerging Markets
Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

Federal Deposit Insurance Corporation ("FDIC")
The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

FHLMC
FHLMC securities are commonly known as "Freddie Mac" and are issued by the Federal Home Loan Mortgage Corporation.

FNMA
FNMA securities are commonly known as "Fannie Maes" and are issued by the Federal National Mortgage Association.

GNMA
GNMA securities are commonly known as "Ginnie Maes" and are issued by the Government National Mortgage Association.

Hedge
Strategy used to offset investment risk. A perfect hedge is one eliminating the possibility of future gain or loss.

Illiquid Security
A security that cannot be readily sold at the desired time, or cannot be readily sold without negatively affecting its fair price.

Initial Public Offering
The first time a company's stock is offered for sale to the public.

Investment-Grade Securities
A type of bond rated in the top four investment categories by a nationally recognized ratings organization. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.

                                                   Variable Trust Prospectus  53

Glossary
--------------------------------------------------------------------------------

         Liquidity
         The ability to readily sell a security at a fair price.

         Money Market Instruments
         High-quality short-term instruments meeting the requirements of Rule 2a-7 of the 1940 Act, such as bankers' acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

         Moody's
         A nationally recognized ratings organization.

         Nationally Recognized Ratings Organization ("NRRO")
         A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

         Net Asset Value ("NAV")
         The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

         Options
         An option is the right to buy or sell a security based on an agreed upon price for at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

         Preservation of Capital
         The attempt by a fund's manager to defend against drops in the net asset value of fund shares in order to preserve the initial investment.

         Price-to-Earnings Ratio
         The ratio between a stock's price and its historical, current or anticipated earnings. Low ratios typically indicate a high yield. High ratios are characteristic of growth stocks which generally have low current yields.

         Principal Stability
         The degree to which share prices for a fund remain steady. Money market funds attempt to achieve the highest degree of principal stability by maintaining a $1.00 per share net asset value. More aggressive funds may not consider principal stability an objective.

         Repurchase Agreement
         An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

         Russell 1000 Index
         An index comprised of the 1000 largest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 1000 is considered a "large cap" index.

         Russell 2000 Index
         An index comprised of the 2000 smallest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 2000 is considered a "small cap" index.

         Selling Agent
         A person who has an agreement with the Funds' distributors that allows them to sell a Fund's shares.

54  Variable Trust Prospectus

         Shareholder Servicing Agent
         Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

         Signature Guarantee
         A guarantee given by a financial institution that has verified the identity of the maker of the signature.

         S&P, S&P 500 Index
         Standard & Poor's, a nationally recognized ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

         Statement of Additional Information
         A document that supplements the disclosure made in the Prospectus.

         Stripped Treasury Securities
         Debt obligations in which the interest payments and the repayment of principal are separated and sold as securities.

         Total Return
         The total value of capital growth and the value of all distributions, assuming that distributions were used to purchase additional shares of the Funds.

         Turnover Ratio
         The percentage of the securities held in a Fund's portfolio, other than short-term securities, that were bought or sold within a year.

         Undervalued
         Describes a stock that is believed to be worth more than its current price.

         U.S. Government Obligations
         Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         Value Strategy
         A strategy of investing which tries to identify and buy undervalued stocks under the assumption that the stock will eventually rise to its "fair market" value.

         Warrants
         The right to buy a stock at a set price for a set time.

         Weighted Average Maturity
         The average maturity for the debt securities in a portfolio on a dollar-for-dollar basis.

                                                   Variable Trust Prospectus  55
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

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION
supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS
provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance, for the most recent reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:
Call: 1-800-222-8222, option 4;

WRITE TO:
Wells Fargo Funds PO Box 8266
Boston, MA 02266-8266; or

Visit the SEC's website at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:
SEC Public Reference Room Washington, DC 20549-6009 Call:
1-800-SEC-0330 for details

                                                                           WELLS
                                                                           FARGO

                                                                           FUNDS

WELLS FARGO VARIABLE
TRUST FUNDS

                                             ---------------------
                                                     PROSPECTUS
                                             ---------------------

Please read this Prospectus and keep         Equity Value Fund
it for future reference. It is designed
to provide you with important information and to help you decide if a Fund's goals match your own.

These securities have not been approved
or disapproved by the U.S. Securities
and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other
obligations of, or issued, endorsed or
guaranteed by Wells Fargo Bank, N.A.
("Wells Fargo Bank") or any of its
affiliates. Fund shares are NOT
insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation
("FDIC") or any other governmental agency.
AN INVESTMENT IN A FUND INVOLVES CERTAIN
RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                                                                 MAY 1
                                                                       2000

Table of Contents                       Variable Trust Funds
--------------------------------------------------------------------------------------------

Overview                                    Objectives and Principal Strategies         4
This section contains important             Summary of Important Risks                  6
summary information about the               Performance History                         8
Fund.                                       Key Information                             8

--------------------------------------------------------------------------------------------
The Fund                                    Equity Value Fund                          10
This section contains important             General Investment Risks                   12
information about the Fund.                 Organization and Management
                                            of the Fund                                18

--------------------------------------------------------------------------------------------
Your Investment                             Your Account                               21
Turn to this section for
information on how to buy
and sell Fund shares.

--------------------------------------------------------------------------------------------
Reference                                   Other Information                          22
Look here for additional                    Table of Predecessors                      23
information and term                        Portfolio Managers                         24
definitions.                                Glossary                                   26

Variable Trust Fund Overview
-------------------------------------------------------------------------------
See the individual Fund description in this Prospectus for further details. Words appearing in italicized print and highlighted in color are defined in the Glossary.


FUND                                 OBJECTIVE

Equity Value Fund                    Seeks long-term capital appreciation.

4  Variable Trust Prospectus

_______________________________________________________________________________

PRINCIPAL STRATEGY

We invest in equity securities that we believe are undervalued in relation to the overall stock markets.

                                                    Variable Trust Prospectus  5

Summary of Important Risks
-------------------------------------------------------------------------------

This section summarizes important risks for the Fund described in this Prospectus, and important risks that relate specifically to this particular Fund. Both are important to your investment choice. Additional information about these and other risks is included in:

 . the individual Fund Description later in this Prospectus;
 . under the "General Investment Risks" section beginning on page 12; and . in the Funds' Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money by investing in a Fund.

  COMMON RISKS FOR THE FUNDS
  Equity Securities
  The Fund invests in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund's portfolio. Certain types of stock and certain individual stocks selected for the Fund's portfolio may underperform or decline in value more than the overall market. As of the date of this Prospectus, the equity markets, as measured by the S&P 500 Index and other commonly used indexes, are trading at or close to record levels. There can be no guarantee that these levels will continue. The Funds that invest in smaller companies, in foreign companies (including investments made through American Depositary Receipts and similar instruments), and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. A Fund's investment in foreign companies and emerging markets are also subject to special risks associated with international investing, including currency, political, regulatory and diplomatic risks.

  Debt Securities
  The Fund may invest some of its assets in debt securities, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in the Fund's investments, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt securities held in a Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

6  Variable Trust Prospectus

_______________________________________________________________________________

FUND                    SPECIFIC RISKS

                        There is no guarantee that securities selected as
Equity Value Fund       "undervalued" will perform as expected. Stocks of
                        smaller, medium-sized and foreign companies purchased using the value strategy may be more volatile and less liquid than other comparable securities.

                                                    Variable Trust Prospectus  7

Performance History
-------------------------------------------------------------------------------

     The information on the following pages shows you how the Fund has performed and illustrates the variability of a Fund's returns over time. Each Fund's average annual returns for one-year and since inception periods are compared to the performance of an appropriate broad-based index. Please remember that past performance is no guarantee of future results. The performance for the Fund in this Prospectus does not reflect fees charged by your variable life insurance/annuity certificate or contract. If it did, returns would be lower.

Key Information
-------------------------------------------------------------------------------

     Important information you should look for as you decide to invest in a
     Fund:
     The summary information on the previous pages is designed to provide you with an overview of the Fund. The sections that follow provide more detailed information about the investments and management of the Fund.

     --------------------------------------------------------------------------
     Investment Objective and Investment Strategies
     The investment objective of the Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objectives and strategies descriptions for the Fund tell you:

     . what the Fund is trying to achieve; and . how we intend to invest your money.

     --------------------------------------------------------------------------
     Permitted Investments
     A summary of the Fund's key permitted investments and practices.

     --------------------------------------------------------------------------
     Important Risk Factors
     Describes the key risk factors for the Fund, and includes risks described in the "Summary of Important Risks" and "General Investment Risks" section.

     Words appearing in italicized print and highlighted in color are defined in the Glossary.

8  Variable Trust Prospectus

_______________________________________________________________________________

Equity Value Fund Calendar Year Returns (%)

1999     -2.48

Best Qtr.: Q2 `99 . 10.87%   Worst Qtr.: Q3 `99 . -13.64%

Average annual total return (%)
for the period ended 12/31/99
                                                           Since
                                         1 year         Inception
WFVT Equity Value Fund (Incept.5/1/98)   -2.48            -3.73
S&P 500 Index/1/                         21.04            19.80

/1/ S&P 500 is a registered trademark of Standard & Poor's.

                                                    Variable Trust Prospectus  9

Equity Value Fund
--------------------------------------------------------------------------------

     Portfolio Managers: Allan White; Allen Wisniewski, CFA; Gregg Giboney, CFA
     ---------------------------------------------------------------------------

     Investment Objective
     The Equity Value Fund seeks long-term capital appreciation.
     ---------------------------------------------------------------------------

     Investment Strategies
     We seek long-term capital appreciation by investing in a diversified portfolio composed primarily of equity securities that are trading at low price-to-earnings ratios, as measured against the stock market as a whole or against the individual stock's own price history. In addition we look at the price-to-book value and price-to-cash flow ratios of companies for indications of attractive valuation. We use both quantitative and qualitative analysis to identify possible investments. Dividends are a secondary consideration when selecting stocks. We may purchase particular stocks when we believe that a history of strong dividends may increase their market value.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions, we invest:

     . primarily in common stocks of both large, well-established companies and smaller companies with market capitalization exceeding $50 million at the time of purchase;

     . in debt securities that may be converted into the common stock of both U.S. and foreign companies; and

     . up to 25% of our assets in foreign companies through American Depositary Receipts and similar instruments.

     We may also purchase convertible debt securities with the same characteristics as common stock, as well as in preferred stock and warrants.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders. During such periods, the Fund may not achieve its objective of long-term capital appreciation.

     ---------------------------------------------------------------------------
     Important Risk Factors

     There is no guarantee that securities selected as "undervalued" will perform as expected. Stocks of smaller, medium-sized and foreign companies purchased using the value approach may be more volatile and less liquid than other comparable securities.

     You should consider the "Summary of Important Risks" section on page 6, the "General Investment Risks" section beginning on page 12, and the specific risks listed here. They are all important to your investment choice.

10  Variable Trust Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate that you would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.


FOR A SHARE OUTSTANDING

                                                               FUND COMMENCED
                                                               ON MAY 1, 1998
                                                               -------------------------------------------------
                                                                        Dec. 31,                     Dec. 31,
For the period ended:                                                     1999                        1998
                                                               -------------------------------------------------
Net asset value, beginning of period                                   $  9.55                      $ 10.00

Income from investment operations:
  Net investment income (loss)                                            0.08                         0.07
  Net realized and unrealized gain (loss)
     on investments                                                      (0.32)                       (0.45)

Total from investment operations                                         (0.24)                       (0.38)

Less distributions:
  Dividends from net investment income                                   (0.08)                       (0.07)
  Distributions from net realized gains                                   0.00                         0.00

Total from distributions                                                 (0.08)                       (0.07)

Net asset value, end of period                                         $  9.23                      $  9.55

Total return (not annualized)1                                           (2.48%)                      (3.76%)

Ratios/supplemental data:
  Net assets, end of period (000s)                                     $26,567                      $11,072

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                                 1.06%                        1.09%
  Ratio of net investment income (loss) to
     average net assets                                                   0.96%                        1.54%

Portfolio turnover                                                         139%                          27%

Ratio of expenses to average net
  assets prior to waived fees and
  reimbursed expenses (annualized)                                        1.53%                        2.52%


/1/ Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

                                                   Variable Trust Prospectus  11

General Investment Risks
--------------------------------------------------------------------------------

     Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including Wells Fargo Variable Trust Funds. Certain common risks are identified in the Summary of Important Risks on page 6. Other risks of mutual fund investing include the following:

     . Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

     .  We cannot guarantee that we will meet our investment objectives.

     . We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to provide certain services, such as selling agents or investment advisors, offer or promise to make good any such losses.

     . Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

     . Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.

     . An investment in a single Fund, by itself, does not constitute a complete investment plan.

     . The Funds that invest in smaller companies, foreign companies (including investments made through American Depositary Receipts and similar instruments), and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. A Fund's investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, political, regulatory and diplomatic risk.

     . The Funds may invest a portion of their assets in U.S. Government obligations. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of those obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Treasury, and the U.S. Government's guarantee does not extend to the Funds themselves.

     . The Funds may also use certain derivative instruments, such as options or futures contracts. The term "derivatives" covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

     . The Funds also may invest a portion of their assets in GNMAs, FNMAs and FHLMCs. Each are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. A "pool" or group of such mortgages is assembled and, after being approved by the issuing entity, is offered to invest through securities dealers. Mortgage-backed securities are subject to prepayment risk, which can alter the maturity of the securities and also reduce the rate of return on such investments. Collateralized mortgage obligations ("CMOs") represent principal-only and interest-only portions of such securities that are subject to increased interest-rate and credit risk.

12  Variable Trust Prospectus

--------------------------------------------------------------------------------

     . The Funds may enter into forward currency exchange contracts ("forward contracts") to try to reduce currency exchange risks to the Funds from foreign securities investments. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers.

     . The market value of lower-rated debt securities, also known as "junk bonds," and unrated securities tends to reflect individual developments affecting the issuer to a greater extent than the market value of higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-rated securities also tend to be more sensitive to economic conditions than higher-rated securities. These lower-rated debt securities are considered by the rating agencies, on balance, to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and generally involve more credit risk than securities in higher-rating categories. Even securities rated "BBB" by S&P or by Moody's ratings which are considered investment-grade, possess some speculative characteristics.

     Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective.

     What follows is a general list of the types of risks (some of which are described previously) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

     Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

     Credit Risk--The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

     Currency Risk--The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

     Diplomatic Risk--The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value or liquidity of investments in either country.

     Emerging Market Risk--The risk that the emerging market, as defined in the glossary, may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

     Experience Risk--The risk presented by a new or innovative security. The risk is that insufficient experience exists to forecast how the security's value might be affected by various economic conditions.

     Information Risk--The risk that information about a security is either unavailable, incomplete or is inaccurate.

                                                   Variable Trust Prospectus  13

General Investment Risks
--------------------------------------------------------------------------------

     Interest Rate Risk--The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer maturities.

     Leverage Risk--The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

     Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.
     Market Risk--The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

     Political Risk--The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.

     Prepayment Risk--The risk that consumers will prepay mortgage loans, which can alter the maturity of a mortgage-backed security, increase interest-rate risk, and reduce rates of return.

     Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate trading practices.

     In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in the Fund. See the "Important Risk Factors" section in the summary for the Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to the Fund.

14  Variable Trust Prospectus

--------------------------------------------------------------------------------

Investment Practice/Risk

The following table lists some of the additional investment practices of the Fund, including some not disclosed in the Investment Objective and Investment Strategies section of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each. See the Investment Objective and Investment Strategies for the Fund or the Statement of Additional Information for more information on these practices.

Investment practices and risk levels are carefully monitored. We attempt to ensure that the risk exposure for the Fund remains within the parameters of its objective.

                                                                                                    EQUITY
                                                                                                    VALUE
INVESTMENT PRACTICE                                                        RISK
Borrowing Policies
The ability to borrow from banks for temporary                     Leverage Risk                      .
purposes to meet shareholder redemptions.

Emerging Markets
Investments in companies located or operating in                   Information,
countries considered developing or to have "emerging"              Political, Regulatory,
stock markets. Generally, these investments securities             Diplomatic, Liquidity
have the same type of risks as foreign securities, but             and Currency Risk
to a higher degree.

Floating and Variable Rate Debt
Instruments with interest rates that are adjusted either           Interest Rate and                  .
on a schedule or when an index or benchmark changes.               Credit Risk

Foreign Obligations                                                Information,
Debt of a foreign government or corporation or dollar              Political, Regulatory,
denominated debt obligations of foreign branches of                Diplomatic, Liquidity
U.S. banks or U.S. branches of foreign banks.                      and Currency Risk

Foreign Securities
Equity securities issued by a non-U.S. company or debt             Information,                       .
of a or foreign government in the form of an American              Political, Regulatory,
Depositary Receipt ("ADR") or similar instrument. Foreign          Diplomatic, Liquidity
securities may also be emerging markets securities, which          and Currency Risk
are subject to the same risks, but to a higher degree.

Forward Commitment, When-Issued and
Delayed Delivery Transactions                                      Interest Rate,                     .
Securities bought or sold for delivery at a later date or          Leverage, Credit and
bought or sold for a fixed price at a fixed date.                  Experience Risk

                                                    Variable Trust Prospectus 15

General Investment Risks
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                                                            EQUITY
INVESTMENT PRACTICE                                                  RISK                   VALUE
--------------------------------------------------------------------------------------------------
High Yield Securities
Debt securities of lower quality, also known as "junk
bonds," that produce generally higher rates of return.               Interest Rate and
These securities tend to be more sensitive to economic               Credit Risk
conditions and during sustained periods of rising
interest rates, may experience increased interest and/or
principal defaults.

Illiquid Securities
A security that cannot be readily sold, or cannot be
readily sold without negatively affecting its fair price.            Liquidity Risk            .
Limited to 15% of total assets.

Loan Participations
Debt obligations that represent a portion of a larger
loan made by a bank. Generally sold without guarantee                Credit Risk
or recourse, some participations sell at a discount because
of the borrower's credit problems. Limited to 5% of
total assets.

Loans of Portfolio Securities
The practice of loaning securities to brokers, dealers and           Credit,
financial institutions to increase return on those securities.       Counter-Party and         .
Loans may be made up to Investment Company Act of                    Leverage Risk
1940 limits (currently one-third of total assets including
the value of collateral received).

Mortgage- and Asset-Backed Securities
Securities consisting of undivided fractional interest               Interest Rate, Credit,
in pools of consumer loans, such as mortgage loans, car              Prepayment and
loans, credit card debt, or receivables held in trust.               Experience Risk

Options
The right or obligation to receive or deliver a security or
cash payment depending on the security's price or the                Credit, Information
performance of an index or benchmark. Types of options               and Liquidity Risk        .
used may include: options on securities, options on a stock
index, stock index futures and options on stock index
futures to protect liquidity and portfolio value.

Other Mutual Funds
The temporary investment in shares of another mutual
fund. A pro rata portion of the other fund's expenses, in            Market Risk               .
addition to the expenses paid by the Funds, will be borne
by Fund shareholders.

Privately Issued Securities
Securities that are not publicly traded but which may be             Liquidity Risk            .
resold in accordance with Rule 144A of the Securities Act
of 1933.

16  Variable Trust Prospectus

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                                                            EQUITY
INVESTMENT PRACTICE                                                   RISK                   VALUE
---------------------------------------------------------------------------------------------------
Repurchase Agreements
A transaction in which the seller of a security agrees to             Credit and               .
buy back a security at an agreed upon time and price,                 Counter-Party Risk
usually with interest.

Small Company Securities
The risk that investments in small companies may be                   Market, Experience       .
more volatile than investments in larger companies.

Stripped Obligations
Securities that give ownership to either future payments
of interest or a future payment of principal, but not both.           Interest Rate Risk       .
These securities tend to have greater interest rate
sensitivity than conventional debt obligations.

                                                   Variable Trust Prospectus  17

Organization and Management of the Fund
--------------------------------------------------------------------------------

A number of different entities provide services to the Fund. This section shows how the Fund is organized,the entities that perform different services,and how they are compensated.Further information is available in the

Statement of Additional Information for the Fund.

About Wells Fargo Variable Trust

Wells Fargo Variable Trust ("WFVT") was organized as a Delaware business trust on March 10, 1999.The Board of Trustees of WFVT supervises the Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy. The Fund is available for purchase through certain variable annuity contracts ("VA Contracts") and variable life insurance policies ("VLI Policies") offered by the separate accounts of Participating Insurance Companies. Individual holders of VA Contracts and VLI Policies are not the "shareholders" of or "investors" in the Funds. Rather, the Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies will pass through voting rights to the holders of VA Contracts and VLI Policies. The WFVT currently does not foresee any disadvantages to the holders of VA Contracts and VLI Policies arising from the fact that the interests of the holders of VA Contracts and VLI Policies may differ. Nevertheless, the WFVT's Board of Trustees intends to monitor events in order to identify any conflicts which may arise and to determine what action, if any, should be taken in response to such conflicts. The VA Contracts and VLI Policies are described in the separate Prospectuses issued by the Participating Insurance Companies. The WFVT assumes no responsibility for such Prospectuses.

-------------------------------------------------------------------------------------------------------
                                           BOARD OF TRUSTEES
-------------------------------------------------------------------------------------------------------
                                    Supervises the Fund's activities
-------------------------------------------------------------------------------------------------------
             INVESTMENT ADVISOR                                          CUSTODIAN
-------------------------------------------------------------------------------------------------------
Wells Fargo Bank,N.A.                                  Norwest Bank Minnesota, N.A.
525 Market St., San Francisco, CA                      6th & Marquette, Minneapolis, MN
Manages the Funds' investment activities               Provides safekeeping for the assets of the Fund
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                        INVESTMENT SUB-ADVISOR
-------------------------------------------------------------------------------------------------------
                                 Wells Capital Management Incorporated
                                            525 Market St.
                                          San Francisco, CA
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                                                                       TRANSFER
          DISTRIBUTOR                       ADMINISTRATOR                               AGENT
-------------------------------------------------------------------------------------------------------
Stephens Inc.                            Wells Fargo Bank, N.A.                Boston Financial Data
111 Center St.                           525 Market St.                        Services, Inc.
Little Rock, AR                          San Francisco, CA                     Two Heritage Dr.
                                                                               Quincy, MA
Markets the Funds                        Manages the                           Maintains records
and distributes                          Funds' business                       of shares and
Fund shares                              activities                            supervises the payment
                                                                               of dividends
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                          PARTICIPATING INSURANCE COMPANIES AND SELLING AGENTS
-------------------------------------------------------------------------------------------------------
                 Advise current and prospective contract holders with Fund investments
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                            CONTRACT HOLDERS
-------------------------------------------------------------------------------------------------------

18  Variable Trust Prospectus

--------------------------------------------------------------------------------

     In the following sections,the percentages shown are the percentages of the average daily net assets of the Fund paid on an annual basis for the services described.

     The Investment Advisor

     Wells Fargo Bank, N.A.provides portfolio management and fundamental security analysis services as the advisor for the Fund. Wells Fargo Bank, founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. Wells Fargo Bank is a wholly owned subsidiary of Wells Fargo & Company, a national bank holding company. As of June 30, 1999, Wells Fargo Bank and its affiliates provided advisory services for over $131 billion in assets.

     For providing these services, Wells Fargo Bank is entitled to receive the following fees:

           Equity Value Fund                                          0.55%

     The Sub-Advisors

     Wells Capital Management Incorporated ("WCM"), a wholly owned subsidiary of Wells Fargo Bank N.A., is the sub-advisor for the Fund. In this capacity, it is responsible for the day-to-day investment management activities of the Fund. As of June 30, 1999, WCM provided advisory services for over $42 billion in assets.

     The Sub-Advisors are compensated by the Investment Advisor from the fees received by the Advisor as listed above.

                                                   Variable Trust Prospectus  19

Organization and Management of the Funds
--------------------------------------------------------------------------------

     The Administrator
     Wells Fargo Bank provides the Fund with administrative services, including general supervision of the Fund's operation, coordination of the other services provided to the Fund, compilation of information for reports to the SEC and state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust's Trustees and officers. Wells Fargo Bank also furnishes office space and certain facilities to conduct the Fund's business. For providing these services, Wells Fargo Bank is entitled to receive a fee of 0.15% of the average annual net assets of the Fund.

     Distribution Plan
     We have adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act for the Fund. The Plan authorizes the payment of all or part of the cost of preparing and distributing Prospectuses, annual and semi-annual reports, and other materials to shareholders, and the payment of compensation to selling agents. For these services the Fund pays 0.25% of its annual net assets.

20  Variable Trust Prospectus

Your Account
--------------------------------------------------------------------------------

     Investing in the Fund
     The Fund is available for purchase through certain VA Contracts and VLI Policies offered by the separate accounts of Participating Insurance Companies. The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests (as defined in the Prospectuses describing the VA Contracts and VLI Policies issued by the Participating Insurance Companies) to be effected on that day pursuant to VA Contracts and VLI Policies. Please refer to the Prospectus provided by your selling agent for more detailed information describing the separate accounts.

     The WFVT does not assess any fees, either when it sells or when it redeems its shares. Surrender charges, mortality and expense risk fees and other charges may be assessed by Participating Insurance Companies under the VA Contracts or VLI Policies. These fees and charges are described in the Participating Insurance Companies' Prospectuses.

     Should any conflict between VA Contract and VLI Policy holders arise which would require that a substantial amount of net assets be withdrawn from a Fund of the WFVT, orderly portfolio management could be disrupted to the potential detriment of the VA Contract and VLI Policy holders.

                                                   Variable Trust Prospectus  21

Other Information
--------------------------------------------------------------------------------

     Dividends and Capital Gain Distributions
     Each Fund is treated separately in determining the amounts of dividends of net investment income and distributions of capital gains payable to its shareholders. Dividends and distributions are automatically reinvested on the payment date for each shareholder's account in additional shares of the Fund that paid the dividend or distribution at NAV or are paid in cash at the election of the Participating Insurance Company.

     The Equity Value Fund declares and pays any dividends quarterly. The Fund makes any capital gains distributions at least annually. Participating Insurance Companies will be informed by January 31 about the amount and character of dividends and distributions.

     Taxes
     The following discussion regarding taxes is based on tax laws which were in effect as of the date of this Prospectus and summarizes only some of the material federal income tax considerations affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning and does not discuss state, local or foreign income tax considerations. You should consult your own tax advisor with respect to your specific tax situation. Please see the SAI for further federal income tax considerations. Federal income taxation of separate accounts of life insurance companies, VA Contracts and VLI Policies is discussed in the Prospectuses of the Participating Insurance Companies.

     As described in the prospectuses of the Participating Insurance
     Companies, individual holders of VA Contracts and VLI Policies may qualify for favorable tax treatment. As long as your VA Contract or VLI Policy maintains favorable tax treatment, you will only be taxed on your investment in a fund through such VA Contract or VLI Policy. In order to qualify for such treatment, among other things, the "separate accounts" of the Participating Insurance Companies, which maintain and invest net proceeds from the VA Contracts and VLI Policies, must be "adequately diversified." Each Fund intends to be operated in a manner so that a separate account investing in Fund Shares on behalf of a holder of a VA Contract or VLI Policy will be "adequately diversified. "See" Taxation of a Separate Account of a Participating Insurance Company" in the SAI.

     Pricing Fund Shares:
     . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form.

     . We determine the NAV of each Fund's shares, except the Money Market Fund, each business day as of the close of regular trading on the New York Stock Exchange ("NYSE"). We determine the NAV for the Money Market Fund each business day at 9:00 a.m. (Pacific time)/11:00 a.m. (Central time). We determine the NAV by subtracting each Fund's liabilities from its total assets, and then dividing the result by the total number of outstanding shares. The Money Market Fund's assets are valued using the amortized cost method. Each other Fund's assets are generally valued at current market prices. See the Statement of Additional Information for further disclosure.

     . The non-money market Funds are open for business on each day the NYSE is open for business. NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday. The Money Market Fund is open for business Monday through Friday, and generally is closed on federal bank holidays.

22  Variable Trust Prospectus

Table of Predecessors
--------------------------------------------------------------------------------

     The Fund described in this Prospectus was created as part of the reorganization of the Life & Annuity Trust ("LAT") Family of Funds, advised by Wells Fargo Bank, N.A., and the Norwest Select Family of Funds, advised by Norwest Investment Management, Inc., into a single mutual fund complex. The reorganization followed the merger of the advisors' parent companies.

     The Fund is an accounting survivor of a former Life & Annuity Trust fund, as indicated in the Table of Predecessors below. The performance history and financial highlights of the Fund is the performance history and financial highlights of the predecessor fund.

        Wells Fargo Variable Trust           Predecessor Fund

        Equity Value Fund                    LAT Equity Value Fund




                                               Variable Trust Prospectus  23

Portfolio Managers
--------------------------------------------------------------------------------

     Gregg Giboney, CFA, Mr. Giboney co-manages the Equity Value Fund. He managed the predecessor portfolio since August 1998, and has been with Wells Capital as a member of the Value Equity Team providing security analysis and portfolio management since 1996. Mr. Giboney was with First Interstate Capital Management prior to 1996 in various capacities, including fixed-income trading, derivative management, equity analysis, stable value asset management and as a portfolio manager for personal, institutional and trust accounts. Mr. Giboney received his BS in Accounting and Finance from Washington State University, his MBA from the University of Portland, and he is a Chartered Financial Analyst.

     Allan White, Mr. White co-manages the Equity Value Fund. He joined Wells Capital Management as Managing Director of the Value Equity Strategy Team in January 2000. He is responsible for the day-to-day management of the Fund, and for the co-direction of the stock selection process for the Team. Prior to joining Wells Capital Management, Mr. White was a Principal at Olympic Capital Management, Inc. since 1993, and in his role as senior portfolio manager he was responsible for all portfolio investment decisions. From 1981 to 1993, Mr. White was a Vice President and senior portfolio manager at Robert E. Torrey & Co., Inc. He has managed value equity portfolios for over ten years.

     Allen E. Wisniewski, CFA, Mr. Wisniewski co-manages the Equity Value Fund, and he co-managed the Fund's predecessor portfolio since its inception in early 1998. He joined Wells Capital in 1997 as a portfolio manager for the Value Equity Strategy team and as a research analyst focusing on the higher yield segment of the value strategy. Before joining Wells Capital in 1997, he was a value equity portfolio manager from 1987 to 1997 at Wells Fargo Bank. Mr. Wisniewski received a BA in Economics and an MBA in Economics and Finance from the University of California at Los Angeles, and he is a Chartered Financial Analyst.

24  Variable Trust Prospectus

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--------------------------------------------------------------------------------

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your financial advisor.

     American Depositary Receipts ("ADRs")
     Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies.

     Asset-Backed Securities
     Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

     Below Investment-Grade
     Securities rated BBB or lower by S&P or Baa or lower by Moody's Investor Services, or that may be unrated securities or securities considered to be "high risk."

     Business Day
     Any day the New York Stock Exchange is open is a business day for the Funds.

     Capital Appreciation, Capital Growth
     The increase in the value of a security. See also "total return."

     Capitalization
     When referring to the size of a company, capitalization means the total number of a company's outstanding shares of stock multiplied by the price per share. This is an accepted method of determining a company's size and is sometimes referred to as "market capitalization."

     Capital Structure
     Refers to how a company has raised money to operate. Can include, for example, borrowing or selling stock.

     Collateralized Mortgage Obligations ("CMOs")
     Securities collateralized by portfolios of mortgage pass-through securities. CMOs are structured into multiple classes,and are paid according to class maturity, shortest maturities paid first.

     Commercial Paper
     Debt instruments issued by banks, corporations and other issuers to finance short-term credit needs. Commercial paper typically is of high credit quality and offers below market interest rates.

     Convertible Debt Securities
     Bonds or notes that are exchangeable for equity securities at a set price on a set date or at the election of the holder.

     Current Income
     Earnings in the form of dividends or interest as opposed to capital growth. See also "total return."

     Debt Securities
     Generally, a promise to pay interest and repay principal by an individual or group of individuals sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage-backed securities and can include securities in which the right to receive interest and principal repayment have been sold separately.

     Derivatives
     Securities whose values are derived in part from the value of another security or index. An example is a stock option.

26  Variable Trust Prospectus

________________________________________________________________________________

     Distributions
     Dividends and/or capital gains paid by a Fund on its shares.

     Diversified
     A diversified fund, as defined by the Investment Company Act of 1940, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds' total assets.

     Dollar-Denominated
     Securities issued by foreign banks, companies or governments in U.S.
     dollars.

     Duration
     A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

     Emerging Markets
     Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

     Federal Deposit Insurance Corporation ("FDIC")
     The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs.Mutual funds are not FDIC insured.

     FHLMC
     FHLMC securities are commonly known as "Freddie Mac" and are issued by the Federal Home Loan Mortgage Corporation.

     FNMA
     FNMA securities are commonly known as "Fannie Maes" and are issued by the Federal National Mortgage Association.

     GNMA
     GNMA securities are commonly known as "Ginnie Maes" and are issued by the Government National Mortgage Association.

     Hedge
     Strategy used to offset investment risk. A perfect hedge is one eliminating the possibility of future gain or loss.

     Illiquid Security
     A security that cannot be readily sold at the desired time, or cannot be readily sold without negatively affecting its fair price.

     Initial Public Offering
     The first time a company's stock is offered for sale to the public.

     Investment-Grade Securities
     A type of bond rated in the top four investment categories by a nationally recognized ratings organization. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.

                                                   Variable Trust Prospectus  27

Glossary
--------------------------------------------------------------------------------

     Liquidity
     The ability to readily sell a security at a fair price.

     Money Market Instruments
     High-quality short-term instruments meeting the requirements of Rule 2a-7 of the 1940 Act, such as bankers' acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

     Moody's
     A nationally recognized ratings organization.

     Nationally Recognized Ratings Organization ("NRRO")
     A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

     Net Asset Value ("NAV")

     The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares. The NAV is calculated separately for each class of the Fund, and is determined as of the close of regular trading on each business day the NYSE is open, typically 1:00 p.m. (Pacific time)/3:00 p.m. (Central time).

     Options
     An option is the right to buy or sell a security based on an agreed upon price for at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

     Preservation of Capital
     The attempt by a fund's manager to defend against drops in the net asset value of fund shares in order to preserve the initial investment.

     Price-to-Earnings Ratio

     The ratio between a stock's price and its historical, current or anticipated earnings. Low ratios typically indicate a high yield. High ratios are characteristic of growth stocks which generally have low current yields.

     Principal Stability
     The degree to which share prices for a fund remain steady. Money market funds attempt to achieve the highest degree of principal stability by maintaining a $1.00 per share net asset value. More aggressive funds may not consider principal stability an objective.

     Repurchase Agreement
     An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

     Russell 1000 Index
     An index comprised of the 1000 largest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 1000 is considered a "large cap" index.

     Russell 2000 Index
     An index comprised of the 2000 smallest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 2000 is considered a "small cap" index.

28  Variable Trust Prospectus

     Selling Agent
     A person who has an agreement with the Funds' distributors that allows them to sell a Fund's shares.

     Shareholder Servicing Agent
     Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

     Signature Guarantee
     A guarantee given by a financial institution that has verified the identity of the maker of the signature.

     S&P, S&P 500 Index
     Standard & Poor's, a nationally recognized ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

     Statement of Additional Information
     A document that supplements the disclosure made in the Prospectus.

     Stripped Treasury Securities
     Debt obligations in which the interest payments and the repayment of principal are separated and sold as securities.

     Total Return
     The total value of capital growth and the value of all distributions, assuming that distributions were used to purchase additional shares of the Funds.

     Turnover Ratio
     The percentage of the securities held in a Fund's portfolio, other than short-term securities, that were bought or sold within a year.

     Undervalued
     Describes a stock that is believed to be worth more than its current price.

     U.S. Government Obligations
     Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     Value Strategy
     A strategy of investing which tries to identify and buy undervalued stocks under the assumption that the stock will eventually rise to its "fair market" value.

     Warrants
     The right to buy a stock at a set price for a set time.

     Weighted Average Maturity
     The average maturity for the debt securities in a portfolio on a dollar-for-dollar basis.

                                                   Variable Trust Prospectus  29

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--------------------------------------------------------------------------------

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENT:

STATEMENT OF ADDITIONAL INFORMATION
supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

THIS DOCUMENT IS AVAILABLE FREE OF CHARGE:

Call: 1-800-222-8222, option 4;

WRITE TO:
Wells Fargo Funds
PO Box 8266
Boston, MA 02266-8266; or

Visit the SEC's website at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:
SEC Public Reference Room
Washington, DC 20549-6009

Call: 1-800-SEC-0330 for details

P019 (Rev.5/00)  -----------------------------------------------------
  ICA Reg.No.    NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
   811-09255     -----------------------------------------------------

                          WELLS FARGO VARIABLE TRUST
                           Telephone:  1-800-222-8222

                      STATEMENT OF ADDITIONAL INFORMATION
                               Dated May 1, 2000

                             ASSET ALLOCATION FUND
                              CORPORATE BOND FUND
                               EQUITY INCOME FUND
                               EQUITY VALUE FUND
                                  GROWTH FUND
                           INTERNATIONAL EQUITY FUND
                           LARGE COMPANY GROWTH FUND
                               MONEY MARKET FUND
                             SMALL CAP GROWTH FUND

Wells Fargo Variable Trust (the "Trust") is an open-end series investment company. This Statement of Additional Information ("SAI") contains additional information about nine of the series of the Trust -- the Asset Allocation, Corporate Bond, Equity Income, Equity Value, Growth, International Equity, Large Company Growth, Money Market and Small Cap Growth Funds (each, a "Fund" and collectively, the "Funds"). The investment objective of each Fund is described in the Prospectus.

This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectus, dated May 1, 2000. All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by calling 1-800-222-8222 or by writing to Wells Fargo Funds, P.O. Box 8266, Boston, MA 02266-8266.

                               TABLE OF CONTENTS

  Historical Fund Information...............................................         1
  Investment Restrictions...................................................         3
  Investment Models.........................................................         6
  Additional Permitted Investment Activities and Associated Risks...........         8
  Management................................................................        26
  Performance Calculations..................................................        35
  Determination of Net Asset Value..........................................        39
  Additional Purchase and Redemption Information............................        40
  Portfolio Transactions....................................................        41
  Fund Expenses.............................................................        43
  Federal Income Taxes......................................................        43
  Capital Stock.............................................................        48
  Other.....................................................................        50
  Counsel...................................................................        50
  Independent Auditors......................................................        50
  Financial Information.....................................................        51
  Appendix..................................................................       A-1

                          HISTORICAL FUND INFORMATION

     On March 25, 1999, the Board of Trustees of Norwest Select Funds ("Norwest"), the Board of Trustees of Life & Annuity Trust ("Annuity Trust") and the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various Select and Annuity Trust portfolios to the Funds. Prior to September 17, 1999, the effective date of the consolidation of the Funds and the Select and Annuity Trust portfolios, the Funds had only nominal assets.

     The Funds described in this Prospectus were created as part of the reorganization of the Annuity Trust Family of Funds, advised by Wells Fargo Bank, N.A. ("Wells Fargo Bank"), and the Norwest Family of Funds, advised by Norwest Investment Management, Inc. ("NIM"), into a single mutual fund complex. The reorganization followed the merger of the advisors' parent companies.

     The chart below indicates the predecessor Annuity Trust and Norwest Funds that are the accounting survivors for each applicable Wells Fargo Fund.

--------------------------------------------------------------------------------
   Wells Fargo Variable Trust                    Predecessor Funds
--------------------------------------------------------------------------------
Asset Allocation Fund                     Annuity Trust Asset Allocation Fund
Corporate Bond Fund                       None
Equity Income Fund                        Norwest Select Income Equity Fund
Equity Value Fund                         Annuity Trust Equity Value Fund
Growth Fund                               Annuity Trust Growth Fund
International Equity Fund                 None
Large Company Growth Fund                 None
Money Market Fund                         Annuity Trust Money Market Fund
Small Cap Growth Fund                     Norwest Small Company Stock Fund
--------------------------------------------------------------------------------

     The Asset Allocation Fund commenced operations on September 20, 1999, as successor to the Asset Allocation Fund of Annuity Trust. The predecessor Life & Annuity Trust Asset Allocation Fund commenced operations on April 15, 1994.

     The Corporate Bond Fund commenced operations on September 20, 1999.

     The Equity Income Fund commenced operations on September 20, 1999, as successor to the Income Equity Fund of Norwest. The predecessor Norwest Income Equity Fund commenced operations on May 6, 1996.

     The Equity Value Fund commenced operations on September 20, 1999, as successor to the Equity Value Fund of Annuity Trust. The predecessor Annuity Trust Equity Value Fund commenced operations on May 1, 1998.

     The Growth Fund commenced operations on September 20, 1999, as successor to the Growth Fund of Annuity Trust. The predecessor Life & Annuity Trust Growth Fund commenced operations on April 12, 1994.

     The International Equity Fund has not commenced operations as of the date of this SAI.

     The Large Company Growth Fund commenced operations on September 20, 1999.

     The Money Market Fund commenced operations on September 20, 1999, as successor to the Money Market Fund of Life & Annuity Trust. The predecessor Life & Annuity Trust Money Market Fund commenced operations on April 12, 1994.

     The Small Cap Growth Fund commenced operations on September 20, 1999, as successor to the Strategic Growth Fund of Life & Annuity Trust and the Small Company Stock Fund of Norwest Select. The predecessor Norwest Select Small Company Stock Fund commenced operations on May 1, 1995. For accounting purposes, the Norwest Select Small Company Stock predecessor portfolio is considered the surviving entity and the financial highlights shown for periods prior to September 20, 1999 are the financial highlights of the Norwest Select Small Company Stock Fund.

                            INVESTMENT RESTRICTIONS

     Fundamental Investment Policies
     -------------------------------

     Each Fund has adopted the following investment restrictions, all of which are fundamental policies; that is, they may not be changed, without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of such Fund.

The Funds may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would equal 25% of the current value of the Fund's total assets, provided that there is no limitation with respect to investment in (i) securities issued or guaranteed by the United States Government, its agencies or instrumentalities, and (ii) in municipal securities.

     (2) purchase securities of any issuer if, as a result, with respect to 75% of a Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or, with respect to 100% of its assets, the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer. This policy does not restrict a Fund's ability to invest in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

     (3) borrow money except to the extent permitted by the 1940 Act, and the rules, regulations and any orders obtained thereunder;

     (4) issue senior securities except to the extent permitted by the 1940 Act, and the rules, regulations and any orders obtained thereunder;

     (5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

     (7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); nor

     (8) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Funds from purchasing or selling options and futures contracts, or from investing in securities or other instruments backed by physical commodities, and in the case of the Large Company Growth Fund, purchasing securities of an issuer which invests or deals in commodities or commodity contracts.)

     Non-Fundamental Investment Policies
     -----------------------------------

     Each Fund has adopted the following non-fundamental policies which may be changed by a vote of a majority of the Trustees of the Trust or at any time without approval of such Fund's shareholders.

     (1) Each Fund may invest in shares of other open-end management investment companies, subject to the limitations of the 1940 Act, the rules thereunder, and any orders obtained thereunder now or in the future. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by a Fund.

     (2) Each Fund may not invest or hold more than 15% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) Each Fund may invest in futures or options contracts regulated by the CFTC for (i) bona fide hedging purposes within the meaning of the rules of the CFTC and (ii) for other purposes if, as a result, no more than 5% of the Fund's net assets would be invested in initial margin and premiums (excluding amounts "in-the-money") required to establish the contracts.

     Each Fund (i) will not hedge more than 50% of its total assets by selling futures contracts, buying put options, and writing call options (so called "short positions"), (ii) will not buy futures contracts or write put options whose underlying value exceeds 25% of the Fund's total assets, and (iii) will not buy call options with a value exceeding 5% of the Fund's total assets.

     (4) Each Fund may lend securities from its portfolio to certain pre-approved brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) the limits established by and under the 1940 Act, including any exemptive relief obtained thereunder, which limits are currently one-third of the value of a Fund's total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

     (5) Each Fund may not make investments for the purpose of exercising control or management. (Investments by the Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.)

     (6) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

     (7) Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     (8) Each Fund may not purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs.

                               INVESTMENT MODELS

     This section contains supplemental information about the proprietary investment models used by Barclays Global Fund Advisors ("BGFA"), as sub-advisor, to manage the Asset Allocation Fund's portfolios.

     Asset Allocation Model. The portfolio of investments for the Asset Allocation Fund is determined with the assistance of an investment allocation model that selects an optimal mix of assets from among common stocks, U.S. Treasury Bonds and money market instruments in accordance with the long-term investment objective of the Fund. BGFA compares the Asset Allocation Fund's investments daily to the Asset Allocation Model's recommended allocation. The investment model recommends allocations among each asset class in 5% increments only. Any recommended reallocation will be implemented in accordance with trading policies that have been designed to take advantage of market opportunities and to reduce transaction costs. Under current trading policies employed by BGFA, recommended reallocations may be implemented promptly upon receipt of recommendations or may not be acted upon for as long as two or three months thereafter depending on factors such as the percentage change from previous recommendations and the consistency of recommended reallocations over a period of time. In addition, the Asset Allocation Fund generally will invest the net proceeds from the sale of shares of the Fund and will liquidate existing Fund investments to meet net redemption requirements in a manner that best allows the Fund's existing asset allocation to follow that recommended by the Model. Notwithstanding any recommendation of the Model to the contrary, the Asset Allocation Fund will generally maintain at least that portion of its assets in money market instruments reasonably considered necessary to meet redemption requirements. In general, cash maintained for short-term liquidity needs is only invested in U.S. Treasury bills, shares of other mutual funds and repurchase agreements. There is no requirement that the Fund maintain positions in any particular asset class or classes.

     Wells Fargo Bank and BGFA manage other portfolios which also invest in accordance with the Asset Allocation Model. The performance of each of those other portfolios is likely to vary from each other and from the performance of the Fund. Such variation in performance is primarily due to different equilibrium asset mix assumptions used for the various portfolios, timing differences in the implementation of the Model's recommendations and differences in expenses and liquidity requirements.

     The Fund invests the common stock portion of its portfolio in the securities of the S&P 500 Index. There are 500 common stocks, including Wells Fargo & Company stock, that make up the S&P 500 Index. Standard & Poor's Ratings Group ("S&P") occasionally makes changes in the S&P 500 Index based on its criteria for inclusion of stocks in the S&P 500 Index. The S&P 500 Index is market- capitalization-weighted so that each stock in the S&P 500 Index represents its proportion of the total market value of all stocks in the S&P 500 Index. In making its stock investments, the policy of the Asset Allocation Fund is to invest those assets in substantially the same stocks, and in substantially the same percentages, as the S&P 500 Index, including Wells Fargo & Company stock. A key component of the Asset Allocation Model is a set of assumptions concerning expected risk and return and investor attitudes toward risk which are incorporated into the asset allocation decision. The principal inputs of financial data to the Asset Allocation Model currently are (i) consensus estimates of the earnings, dividends and payout ratios on a broad cross-section of common stocks as reported by independent financial reporting services which survey a broad cross-section of Wall Street analysts, (ii) the estimated current yield to maturity on new long-term corporate bonds rated "AA" by S&P, (iii) the present yield on money market instruments, (iv) the historical statistical standard deviation in investment return for each class of asset, and
(v) the historical statistical correlation of investment returns among the various asset classes in which the Asset Allocation Fund invests. Using this data, the Asset Allocation Model is run daily to determine the recommended asset allocation.

     Although BGFA intends to use the Model as a basis for investment decisions, BGFA may change from time to time the criteria and methods it uses to implement the Model's recommendations if it believes such a change is desirable for the Fund. Nevertheless, Wells Fargo Bank has continuing and exclusive authority over the management of the Fund, the conduct of its affairs and the disposition of the Funds' assets, and Wells Fargo Bank has the right to reject BGFA's investment decisions for the Fund if Wells Fargo Bank determines that any such decision is not consistent with the best interests of the Fund.

        ADDITIONAL PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS

     For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets.

     Asset-Backed Securities. The Funds may purchase asset-backed securities unrelated to mortgage loans. These asset-backed securities may consist of undivided fractional interests in pools of consumer loans or receivables held in trust. Examples include certificates for automobile receivables (CARS) and credit card receivables (CARDS). Payments of principal and interest on these asset-backed securities are "passed through" on a monthly or other periodic basis to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. The actual maturity and realized yield will vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities are relatively new instruments and may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in the Fund experiencing difficulty in valuing or liquidating such securities.

     Bank Obligations. The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank

Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

     Bonds. Certain of the debt instruments purchased by the Corporate Bond Fund may be bonds. The Fund invests no more than 25% in bonds that are below investment grade. A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate bonds will tend to fall when interest rates rise and rise when interest rates fall. The value of "floating-rate" or "variable-rate" bonds, on the other hand, fluctuate much less in response to market interest rate movements than the value of fixed rate bonds.

     Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

     Commercial Paper. The Funds may invest in commercial paper (including variable amount master demand notes) which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Funds in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization ("NRRO"). Commercial paper may include variable- and floating-rate instruments.

     Convertible Securities. The Funds may invest in convertible securities that provide current income and are issued by companies that have a strong earnings and credit record. The Funds may purchase convertible securities that are fixed- income debt securities or preferred stocks, and which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same issuer. Convertible securities, while usually subordinate to similar nonconvertible securities, are senior to common stocks in an issuer's capital structure. Convertible securities offer flexibility by providing the investor with a steady income stream (which generally yield a lower amount than similar nonconvertible securities and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer's common stock through the conversion feature. Fluctuations in the convertible security's price can reflect changes in the market value of the common stock or changes in market interest rates. At most, 5% of each Fund's net assets will be invested, at the time of purchase, in convertible securities that are not rated in the four highest rating categories by one or more Narrows, such as Moody's Investors Service, Inc. ("Moody's") or S&P, or unrated but determined by the advisor to be of comparable quality.

     Derivative Securities. The Corporate Bond Fund may invest in various instruments that may be considered "derivatives," including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. Some derivative securities represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause the Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for these structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the advisor will, consistent with the Fund's investment objective, policies and quality standards, consider making investments in such new types of derivative securities.

     Emerging Markets. The Large Company Growth Fund may invest up to 20% of its assets in equity securities of companies in "emerging markets" and the Small Cap Growth Fund may invest no more than 25% of its assets in such securities. The Funds consider the following factors, among others, in determining which countries have emerging markets: (i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World Bank); and (iii) countries listed in World Bank publications as developing. The Advisor believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.

     There are special risks involved in investing in emerging-market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries may still have obsolete financial systems, economic problems or archaic legal systems. The currencies of certain emerging market countries, and therefore the value of securities denominated in such currencies, may be more volatile than currencies of developed countries. In addition, many of these nations are experiencing political and social uncertainties.

     Floating- and Variable-Rate Obligations. The Funds may purchase floating- and variable-rate obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

     There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if the Advisor determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The Advisor, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. No Fund will invest more than 15% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, if an active secondary market exists. Floating- and variable-rate instruments are subject to interest- rate risk and credit risk.

     The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

     Foreign Obligations. The Funds may invest in foreign securities through American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), International Depositary Receipts ("IDRs") and Global Depositary Receipts ("GDRs") or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe. Each Fund may not invest 25% or more of its assets in foreign obligations.

     Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic securities. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political, social and monetary instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

     Investment income on certain foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject.

     Foreign Currency Transactions. The Funds may enter into forward currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into the interbank market conducted between currency traders (usually large commercial banks) and their customers. Forward currency exchange contracts may be bought or sold to protect the Funds against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions. Each Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.

     Each Fund will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.

     Illiquid Securities. The Funds may invest in securities not registered under the 1933 Act and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to the Fund. Each Fund may invest up to 15% of its net assets in illiquid securities.

     Loans of Portfolio Securities. Each Fund may lend its portfolio securities pursuant to guidelines approved by the Board of Trustees of the Trust to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a State, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

     A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objectives, principal investment strategies and policies of the Fund. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent.

     Lower Rated Securities. The Corporate Bond Income Fund may invest up to 25% of its net assets in non-investment grade bonds. These are commonly known as "junk bonds." Their default and other risks are greater than those of higher rated securities. You should carefully consider these risks before investing in the Fund.

     Various investment services publish ratings of some of the types of securities in which the Fund may invest. Higher yields are ordinarily available from securities in the lower rating categories, such as securities rated Ba or lower Moody's Investors Service, Inc. ("Moody's) or BB or lower by Standard & Poor's Ratings Group ("S&P"), or from unrated securities deemed by the Advisor to be of comparable quality. These ratings represent the opinions of the rating services with respect to the issuer's ability to pay interest and repay principal. They do not purport to reflect the risk of fluctuations in market value and are not absolute standards of quality. The Advisor will consider these ratings in connection with the investment of the Fund's assets but they will not be a determining or limiting factor.

     The Corporate Bond Fund may invest in securities regardless of their rating or in securities that are unrated, including up to 5% of their assets in securities that are in default at the time of purchase. As an operating policy, however, the Funds will generally invest in securities that are rated at least Caa by Moody's or CCC by S&P, except for defaulted securities as noted below, or that are unrated but of comparable quality as determined by the Advisor.

     The Corporate Bond Fund may also buy debt securities of issuers that are not currently paying interest, as well as issuers who are in default, and may keep an issue that has defaulted. The Fund will buy defaulted debt securities if, in the opinion of advisors, they present an opportunity for later price recovery, the issuer may resume interest payments, or other advantageous developments appear likely in the near future. In general, securities that default lose much of their value before the actual default so that the security, and thus the net asset value of the Funds would be impacted before the default. Defaulted debt securities may be illiquid and, as such, will be part of the 15% limit discussed under "Illiquid Investments."

     If the rating on an issue held in the Fund's portfolio is changed by the rating service or the security goes into default, this event will be considered by the Fund in its evaluation of the overall investment merits of that security but will not generally result in an automatic sale of the security.

     Certain of the high yielding, fixed-income securities in which the Fund may invest may be purchased at a discount. When held to maturity or retired, these securities may include an element of capital gain. Capital losses may be realized when securities purchased at premium, that is, in excess of their stated or par value, are held to maturity or are called or redeemed at a price lower than their purchase price. Capital gains or losses also may be realized upon the sale of securities.

     Money Market Instruments and Temporary Investments. The Funds may invest in the following types of high quality money market instruments that have remaining maturities not exceeding one year: (i) U.S. Government obligations;
(ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1" or "A-1--" by S&P, or, if unrated, of comparable quality as determined by Wells Fargo Bank, as investment advisor; and (iv) repurchase agreements. The Funds also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) are among the 75 largest foreign banks in the world as determined on the basis of assets; (iii) have branches or agencies in the United States;

and (iv) in the opinion of Wells Fargo Bank, as investment advisor, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

     Letters of Credit. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Wells Fargo Bank, are of comparable quality to issuers of other permitted investments of the Fund may be used for letter of credit-backed investments.

     Repurchase Agreements. A Fund may enter into repurchase agreements, wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund. All repurchase agreements will be fully collateralized at 102% based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited. Each Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% (10% for the Money Market Fund) of the market value of such Fund's total net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. A Fund will only enter into repurchase agreements with primary broker/dealers and commercial banks that meet guidelines established by the Board of Trustees and that are not affiliated with the investment advisor. The Funds may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.

     Mortgage-Related Securities. The Corporate Bond Fund may invest in mortgage- related securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage pass-through securities created by non- government issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

     Prepayment Risk. The stated maturities of mortgage-related securities may be shortened by unscheduled prepayments of principal on the underlying mortgages. Therefore, it is not possible to predict accurately the average maturity of a particular mortgage-related security. Variations in the maturities of mortgage-related securities will affect the yield of the Fund. Early repayment of principal on mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities.

     Collateralized Mortgage Obligations ("CMOs") and Adjustable Rate Mortgages ("ARMs"). The Corporate Bond Fund may also invest in investment grade CMOs. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or Federal National Mortgage Association ("FNMA"). CMOs are structured into multiple classes, with each class bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with the Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

     The Fund may invest in ARMs issued or guaranteed by the GNMA, FNMA or the FHLMC. The full and timely payment of principal and interest on GNMA ARMs is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA also guarantees full and timely payment of both interest and principal, while FHLMC guarantees full and timely payment of interest and ultimate payment of principal. FNMA and FHLMC ARMs are not backed by the full faith and credit of the United States. However, because FNMA and FHLMC are government-sponsored enterprises, these securities are generally considered to be high quality investments that present minimal credit risks. The yields provided by these ARMs have historically exceeded the yields on other types of U.S. Government securities with comparable maturities, although there can be no assurance that this historical performance will continue.

     The mortgages underlying ARMs guaranteed by GNMA are typically insured or guaranteed by the Federal Housing Administration, the Veterans Administration or the Farmers Home Administration, while those underlying ARMs issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards.

     The interest rates on the mortgages underlying the ARMs and some of the CMOs in which the Fund may invest generally are readjusted at periodic intervals ranging from one year or less to several years in response to changes in a predetermined commonly-recognized interest rate index. The adjustable rate feature should reduce, but will not eliminate, price fluctuations in such securities, particularly when market interest rates fluctuate. The net asset value of the Fund's shares may fluctuate to the extent interest rates on underlying mortgages differ from prevailing market interest rates during interim periods between interest rate reset dates. Accordingly, investors could experience some loss if they redeem their shares of the Fund or if the Fund sells these portfolio securities before the interest rates on the underlying mortgages are adjusted to reflect prevailing market interest rates. The holder of ARMs and CMOs are also subject to repayment risk.

     The Corporate Bond Fund will not invest in CMOs that, at the time of purchase, are "high-risk mortgage securities" as defined in the then current Federal Financial Institutions Examination Council Supervisory Policy Statement on Securities Activities. High-risk mortgage securities are generally those with long durations or those which are likely to be more sensitive to interest-rate fluctuations.

     Options Trading. The Large Company Growth and Small Cap Funds may purchase or sell options on individual securities or options on indices of securities as described below. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of such option. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

     A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer the option to buy, the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

     The Funds will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high grade debt obligations, in such amount are held in a segregated account by the Fund's custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds an offsetting call on the same instrument or index as the call written. The Funds will write put options only if they are "secured" by liquid assets maintained in a segregated account by the Funds' custodian in an amount not less than the exercise price of the option at all times during the option period.

     Each Fund may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option. If the Advisor is incorrect in its forecast of market value or other factors when writing options, the Fund would be in a worse position than it would have been had if it had not written the option. If a Fund wishes to sell an underlying instrument (in the case of a covered call option) or liquidate assets in a segregated account (in the case of a secured put option), the Fund must purchase an offsetting option if available, thereby incurring additional transactions costs.

     Below is a description of some of the types of options in which the Funds may invest.

     A stock index option is an option contract whose value is based on the value of a stock index at some future point in time. Stock indexes fluctuate with changes in the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements in a Fund's investment portfolio correlate with price movements of the stock index selected. Accordingly, successful use by a Fund of options on stock indexes will be subject to the Advisor's ability to correctly analyze movements in the direction of the stock market generally or of particular industry or market segments. When a Fund writes an option on a stock index, the Fund will place in a segregated account with the Fund's custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

     The Funds may invest in stock index futures contracts and options on stock index futures contracts. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. Stock index futures contracts may be purchased to protect a Fund against an increase in the prices of stocks that Fund intends to purchase. The purchase of options on stock index futures contracts are similar to other options contracts as described above, where a Fund pays a premium for the option to purchase or sell a stock index futures contract for a specified price at a specified date. With options on stock index futures contracts, a Fund risks the loss of the premium paid for the option. The Funds may also invest in interest-rate futures contracts and options on interest-rate futures contracts. These securities are similar to stock index futures contracts and options on stock index futures contracts, except they derive their price from an underlying interest rate rather than a stock index.

     Interest-rate and index swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by a Fund with another party of cash flows based upon the performance of an index of securities. Interest-rate swaps involve the exchange by a Fund with another party of cash flows based upon the performance of a specified interest rate. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. The Funds will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. If a Fund enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. The risk of loss with respect to swaps generally is limited to the net amount of payments that a Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case a Fund may not receive net amount of payments that the Fund contractually is entitled to receive.

     Other Investment Companies. The Funds may invest in shares of other registered investment companies, up to the limits prescribed in Section 12(d) of the 1940 Act. Under the 1940 Act, a Fund's investment in such securities currently is generally limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company and (iii) 10% of such Fund's net assets in aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

     Privately Issued Securities. The Funds may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A securities that are determined by the investment advisor to be "illiquid" are subject to the Funds' policy of not investing more than 15% of its net assets in illiquid securities. The investment advisor, under guidelines approved by Board of Trustees of the Trust, will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

     Stripped Securities. The Funds may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. The stripped securities the Funds may purchase are issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks, corporations and other institutions at a discount to their face value. The Funds will not purchase stripped mortgage-backed securities ("SMBS"). The stripped securities purchased by the Funds generally are structured to make a lump-sum payment at maturity and do not make periodic payments of principal or interest. Hence, the duration of these securities tends to be longer and they are therefore more sensitive to interest rate fluctuations than similar securities that offer periodic payments over time. The stripped securities purchased by the Funds are not subject to prepayment or extension risk.

     U.S. Government Obligations. The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government obligations"). Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and Government National Mortgage Association ("GNMA") certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Federal National Mortgage Association ("FNMA") notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

     Warrants. Each of the Funds may invest no more than 5% of its net assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities), and not more than 2% of its net assets in warrants which are not listed on the New York or American Stock Exchange. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The Funds may only purchase warrants on securities in which the Fund may invest directly.

     Zero Coupon Bonds. The Corporate Bond Fund may invest in zero coupon bonds. Zero coupon bonds are securities that make no periodic interest payments, but are instead sold at discounts from face value. The buyer of such a bond receives the rate of return by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. Because zero coupon bonds bear no interest, they are more sensitive to interest-rate changes and are therefore more volatile. When interest rates rise, the discount to face value of the security deepens and the securities decrease more rapidly in value, when interest rates fall, zero coupon securities rise more rapidly in value because the bonds carry fixed interest rates that become more attractive in a falling interest rate environment.

     Nationally Recognized Ratings Organizations ("NRROs"). The ratings of Moody's Investors Service, Inc., Standard & Poor's Ratings Group, Division of McGraw Hill, Duff & Phelps Credit Rating Co., Fitch Investors Service, Inc. Thomson Bank Watch and IBCA Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The advisor will consider such an event in determining whether the Fund involved should continue to hold the obligation.

                                 RISK FACTORS

     Investments in a Fund are not bank deposits or obligations of Wells Fargo Bank, are not insured by the FDIC and are not insured against loss of principal. When the value of securities that a Fund owns declines, so does the value of your Fund shares. You should be prepared to accept some risk with the money you invest in a Fund.

     Equity Securities

     The portfolio equity securities of each Fund are subject to equity market risk. Equity market risk is the risk that stock prices will fluctuate or decline over short or even extended periods. Throughout 1998, the stock market, as measured by the S&P 500 Index and other commonly used indices, has been trading at or close to record levels. There can be no guarantee that these performance levels will continue. The portfolio debt instruments of a Fund are subject to credit and interest-rate risk. Credit risk is the risk that issuers of the debt instruments in which a Fund invests may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Funds invest and hence the value of your investment in a Fund.

     The market value of a Fund's investment in fixed-income securities will change in response to various factors, such as changes in market interest-rates and the relative financial strength of an issuer. During periods of falling interest rates, the value of fixed-income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Fluctuations in the market value of fixed-income securities can be reduced, but not eliminated, by variable and floating-rate features.

     Securities rated in the fourth highest rating category are regarded by S&P as having an adequate capacity to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make such repayments. Moody's considers such securities as having speculative characteristics. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The advisor will consider such an event in determining whether a Fund should continue to hold the obligation. Securities rated below the fourth highest rating category (sometimes called "junk bonds") are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's credit-worthiness. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty.

     There may be some additional risks associated with investments in smaller and/or newer companies because their shares tend to be less liquid than securities of larger companies. Further, shares of small and new companies are generally more sensitive to purchase and sale transactions and changes in the issuer's financial condition and, therefore, the prices of such stocks may be more volatile than those of larger company stocks and may be subject to more abrupt price movements than securities of larger companies.

     Investing in the securities of issuers in any foreign country, including American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs") and similar securities, involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political, social and monetary or diplomatic developments that could affect U.S. investments in foreign countries. Additionally, dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including withholding taxes. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. A Fund's performance may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments.

     There are special risks involved in investing in emerging-market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. In addition, the financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Further, such markets may be vulnerable to high inflation and interest rates. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Some of these countries are also sensitive to world commodity prices and may be subject to political and social uncertainties.

     Illiquid securities, which may include certain restricted securities, may be difficult to sell promptly at an acceptable price. Certain restricted securities may be subject to legal restrictions on resale. Delay or difficulty in selling securities may result in a loss or be costly to a Fund.

     The advisor may use certain derivative investments or techniques, such as buying and selling options and futures contracts and entering into currency exchange contracts or swap agreements, to adjust the risk and return characteristics of a Fund's portfolio. Derivatives are financial instruments whose value is derived, at least in part, from the price of another security or a specified asset, index or rate. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms. If a Fund's advisor judges market conditions incorrectly, the use of certain derivatives could result in a loss, regardless of the advisor's intent in using the derivatives.

     The Non-Allocation Funds pursue an active trading investment strategy, and the length of time a Fund has held a particular security is not generally a consideration in investment decisions. Accordingly, the portfolio turnover rate for the Funds may be higher than that of other funds that do not pursue an active trading investment strategy. Portfolio turnover generally involves some expense to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gains tax consequences.

     Debt Securities

     The portfolio debt instruments of a Fund may be subject to credit risk. Credit risk is the risk that the issuers of securities in which a Fund invests may default in the payment of principal and/or interest. Interest rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which a Fund invests and hence the value of your investment in a Fund.

     The market value of a Fund's investments in fixed-income securities will change in response to various factors, such as changes in market interest rates and the relative financial strength of an issuer. During periods of falling interest rates, the value of fixed-income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater price fluctuation than obligations with shorter maturities. Fluctuations in the market value of fixed-income securities can be reduced, but not eliminated, by variable rate or floating rate features. In addition, some of the asset-backed securities in which the Funds invest are subject to extension risk. This is the risk that when interest rates rise, prepayments of the underlying obligations slow, thereby lengthening the duration and potentially reducing the value of these securities.

     Although some of the Funds' portfolio securities are guaranteed by the U.S. Government, its agencies or instrumentalities, such securities are subject to interest rate risk and the market value of these securities, upon which the Funds' daily net asset value are based, will fluctuate. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

     Although GNMA securities are guaranteed by the U.S. Government as to timely payment of principal and interest and ARMs are guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises as noted above), the market value of these securities, upon which the Funds' daily net asset value is based, will fluctuate. The Funds are subject to interest-rate risk, that is, the risk that increases in interest rates may adversely affect the value of the securities in which the Funds invest, and hence the value of your investment in the Funds. The value of the securities in which a Fund invests generally changes inversely to changes in interest rates. However, the adjustable-rate feature of the mortgages underlying the ARMs and the CMOs in which a Fund may invest should reduce, but will not eliminate, price fluctuations in such securities, particularly during periods of extreme fluctuations in market interest rates.

     The full and timely payment of principal and interest on GNMA ARMs is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA also guarantees full and timely payment of both interest and principal, while FHLMC guarantees full and timely payment of interest and ultimate payment of principal. FNMA and FHLMC ARMs are not backed by the full faith and credit of the U.S. Government. However, because FNMA and FHLMC are government-sponsored enterprises, these securities are considered by some investors to be high-quality investments that present minimal credit risks. The yields provided by these ARMs have historically exceeded the yields on other types of U.S. Government securities with comparable maturities. Of course, there can be no assurance that this historical performance will continue or that either Fund, which are diversified funds, will meet its investment objective.

     Moreover, no assurance can be given that the U.S. Government would supply financial support to U.S. Government-sponsored enterprises such as FNMA and FHLMC in the event of a default in payment on the underlying mortgages which the government- sponsored enterprise is unable to make good. Principal on the mortgages underlying the mortgage pass-through securities in which the Funds may invest may be prepaid in advance of maturity. Such prepayments tend to increase when interest rates decline and may present a Fund with more principal to invest at lower rates. The converse also tends to be the case.

     S&P and Moody's assign ratings based upon their judgment of the risk of default (i.e., the risk that the issuer or guarantor may default in the payment of principal and/or interest) of the securities underlying the CMOs. However, investors should understand that most of the risk of these securities comes from interest-rate risk (i.e., the risk that market interest rates may adversely affect the value of the securities in which a Fund invests) and not from the risk of default. CMOs may have significantly greater interest rate risk than traditional government securities with identical ratings. The adjustable-rate portions of CMOs have significantly less interest rate risk.

     The Funds may invest in illiquid securities which may include certain restricted securities. Illiquid securities may be difficult to sell promptly at an acceptable price. Certain restricted securities may be subject to legal restrictions on resale. Delay or difficulty in selling securities may result in a loss or be costly to a Fund.

     Wells Fargo Bank may use certain derivative investments or techniques, such as investments in floating- and variable-rate instruments, structured notes and certain U.S. Government obligations, to adjust the risk and return characteristics of a Fund's portfolio. Derivatives are financial instruments whose value is derived, at least in part, from the price of another security or a specified asset, index or rate. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure contract terms. If Wells Fargo Bank judges market conditions incorrectly, the use of certain derivatives could result in a loss, regardless of Wells Fargo Bank's intent in using the derivatives.

     The Funds may invest up to 25% of their assets in "Yankee Bonds." Yankee Bonds are U.S. dollar-denominated debt obligations issued in the U.S. by foreign banks and corporations. Such investments may involve special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including withholding taxes. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. A Fund's investments may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments.

     Concentration. As market conditions change, it is conceivable that all of the assets of the Strategic Income Fund could be invested in common stocks or, conversely, in debt securities. It is a fundamental policy of the Fund that concentration of investment in a single industry may not exceed 25% of the Fund's total assets.

     Money Market Fund

     The Money Market Fund under the 1940 Act, must comply with certain investment criteria designed to provide liquidity, reduce risk, and allow the Funds to maintain a stable net asset value of $1.00 per share. The Fund's dollar- weighted average portfolio maturity must not exceed 90 days. Any security that the Fund purchases must have a remaining maturity of not more than 397 days (13 months). In addition, any security that the Fund purchases must present minimal credit risks and be of "high quality," or be of the "highest quality." "High quality" means to be rated in the top two rating categories and "highest quality" means to be rated only in the top rating category, by the requisite NRROs or, if unrated, determined to be of comparable quality to such rated securities by Wells Fargo Bank, as the Fund's investment advisor, under guidelines adopted by the Board of Trustees of the Trust.

     Generally, securities in which the Fund invests will not earn as high a yield as securities of longer maturity and/or of lesser quality that are more subject to market volatility. The Money Market Fund attempts to maintain the value of its shares at a constant $1.00 per share, although there can be no assurance that the Fund will always be able to do so.

     General

     There is, of course, no assurance that a Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products.

                                  MANAGEMENT

     The following information supplements, and should be read in conjunction with, the section in the Prospectus entitled "Organization and Management of the Funds." The principal occupations during the past five years of the Trustees and executive officers of Wells Fargo Variable Trust are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Trustees deemed to be "interested persons" of Wells Fargo Variable Trust for purposes of the 1940 Act are indicated by an asterisk.

                                                                   Principal Occupations
Name, Age and Address                   Position                   During Past 5 Years
---------------------                   --------                   --------------------
*Robert C. Brown, 68                     Trustee                   Private Investor.
1431 Kestral Parkway South
Sarasota, FL 34231

Donald H. Burkhardt, 73                  Trustee                   Principal of the Burkhardt Law Firm.
777 South Steele Street
Denver, CO 80209

Jack S. Euphrat, 77                      Trustee                   Private Investor.
415 Walsh Road
Atherton, CA 94027.

Thomas S. Goho, 57                       Trustee                   Benson-Pruitt Professorship, Wake Forest
321 Beechcliff Court                                               University, Calloway School of Business
Winston-Salem, NC 27104                                            and Accountancy since July, 1999;
                                                                   previously Associate Professor of Finance.

Peter G. Gordon, 57                      Trustee                   Chairman and Co-Founder of Crystal Geyser
Crystal Geyser Water Co.                                           Water Company and President of Crystal
55 Francisco Street, Suite 410                                     Geyser Roxane Water Company since 1977.
San Francisco, CA 94133

*W. Rodney Hughes, 73               Trustee            Private Investor.
31 Dellwood Court
San Rafael, CA 94901

*Richard M. Leach, 66               Trustee            President of Richard M. Leach Associates
25 Maple Lane                                          (a financial consulting firm) since 1992.
New London, NH 03257

*J. Tucker Morse, 55                Trustee            Private Investor/Real Estate Developer;
10 Legare Street                                       Chairman of Vault Holdings, LLC.
Charleston, SC 29401

Timothy J. Penny, 48                Trustee            Senior Counselor to the public relations
500 North State Street                                 firm of Himle-Horner since January 1995
Waseca, MN 56095                                       and Senior Fellow at the Humphrey
                                                       Institute, Minneapolis, Minnesota (a
                                                       public policy organization) since January
                                                       1995.

Richard H. Blank, Jr., 42           Chief Operating    Vice President of Stephens Inc.; Director
                                    Officer,           of Stephens Sports Management Inc.; and
                                    Secretary and      Director of Capo Inc.
                                    Treasurer

     Each of the Trustees and Officers listed above act in the identical capacities for Wells Fargo Funds Trust and Wells Fargo Core Trust (collectively the "Fund Complex").

     Each Trustee receives an annual retainer (payable quarterly) of $40,000 from the Fund Complex, and also receives a combined fee of $1,000 for attendance at Fund Complex Board meetings, and a combined fee of $250 for attendance at committee meetings. If a committee meeting is held absent a full Board meeting, each attending Trustee will receive a $1,000 combined fee. These fees apply equally for in-person or telephonic meetings, and Trustees are reimbursed for all out- of-pocket expenses related to attending meetings. For 1999, the Trustees received a pro rata share of the annual retainer, calculated from the closing date of the Reorganization. The Trustees do not receive any retirement benefits or deferred compensation from the Trust or an other member of the Fund Complex.

     As of the date of this SAI, Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust.

     Investment Advisor. Each of the Funds is advised by Wells Fargo Bank pursuant to an Advisory Contract. The Advisory Contract provides that Wells Fargo Bank shall furnish to the

Funds investment guidance and policy direction in connection with the daily portfolio management of each Fund. Under the Advisory Contract, Wells Fargo Bank furnishes to the Board of Trustees periodic reports on the investment strategy and performance of each Fund. Wells Fargo Bank has agreed to provide to the Funds, among other things, money market and fixed-income research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition, credit conditions and, in the case of the Corporate Bond Fund, average maturities of the portfolios. As compensation for its advisory services, Wells Fargo Bank is entitled to receive a monthly fee at the annual rates indicated below of each Fund's average daily net assets:

                                                         Annual Rate
Fund                                            (as a percentage of net assets)
----                                            --------------------------------
Asset Allocation                                              0.55%
Corporate Bond                                                0.45%
Equity Income                                                 0.55%
Equity Value                                                  0.55%
Growth                                                        0.55%
International Equity                                          0.75%
Large Company Growth                                          0.55%
Money Market                                                  0.40%
Small Cap Growth                                              0.75%

     As discussed in the "Historical Fund Information" section, the Funds were created as part of the reorganization of the Annuity Trust and Norwest Funds. Each of the predecessor Annuity Trust Funds (the Asset Allocation, Equity Value, Growth and Money Market Funds) were advised by Wells Fargo Bank prior to the reorganization. As compensation for its advisory services, Wells Fargo Bank was entitled to receive a monthly fee at the annual rate of 0.60% of each Fund's average daily net assets, with the exception of the Money Market Fund, from which Wells Fargo Bank was entitled to receive 0.45% of the Fund's average daily net assets. Each of the predecessor Norwest Funds (the Equity Income and Small Cap Growth Funds) were advised by NIM prior to the reorganization. As compensation for its advisory services, NIM was entitled to receive an advisory fee based on the average daily net assets of each Fund at the annual rate of 0.80%.

     For the periods indicated below, the Funds paid the following advisory fees and the Advisor(s) waived the indicated amounts:

                                        Year Ended                  Year Ended                Year Ended
                                         12/31/99                    12/31/98                  12/31/97
                                         -------                     --------                  --------
                                     Fees        Fees          Fees          Fees         Fees         Fees
      Fund                           Paid       Waived         Paid         Waived        Paid        Waived
      ----                           ----       ------         ----         ------        ----        -------
Asset Allocation                 $1,152,381      $398,328      $474,140      $214,173     $419,704      $     0
Corporate Bond**                 $   87,894      $ 69,198           N/A           N/A          N/A
Equity Income                    $  791,587      $203,914      $507,440      $ 66,982     $172,660      $62,502
Equity Value*                    $  116,209      $ 92,366      $  5,392      $ 15,920          N/A          N/A
Growth                           $  658,835      $221,405      $392,817      $118,761     $277,841      $40,391
Large Company Growth**           $   65,721      $ 51,615           N/A           N/A          N/A
Money Market                     $  144,255      $ 71,025      $ 26,238      $ 52,554     $ 42,375      $29,403
Small Cap Growth                 $  107,145      $109,744      $101,914      $ 65,543     $ 66,869      $62,651

--------------------
 * The predecessor Stagecoach Equity Value Fund commenced operations on May 1, 1998.

 ** The Corporate Bond and Large Company Growth Funds commenced operations on September 20, 1999.

     General.  Each Fund's Advisory Contract will continue in effect for more
     -------
than two years from the effective date provided the continuance is approved annually (I) by the holders of a majority of the respective Fund's outstanding voting securities or by the Trust's Board of Trustees and (ii) by a majority of the Trustees of the Trust who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. A Fund's Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

     Investment Sub-Advisors. Wells Capital Management ("WCM") serves as sub-advisor to the Funds (except the Asset Allocation Fund for which BGFA serves as sub-advisor and the Large Company Growth Fund for which Peregrine Capital Management, Inc. ("Peregrine") serves as sub-advisor (collectively, the "Sub-Advisors"). The Sub-Advisors make recommendations regarding the investment and reinvestment of the Funds' assets, furnish to Wells Fargo Bank periodic reports on the investment activity and performance of the Funds, and furnish such additional reports and information as Wells Fargo Bank and the Trust's Board of Trustees and officers may reasonably request. As compensation for sub-advisory services, the Sub-Advisors are entitled to receive monthly fees at the annual rates indicated below:

     -----------------------------------------------------------------
                                                        Sub-Advisory
          Fund                   Sub-Advisor                 Fees
     -----------------------------------------------------------------
     Asset Allocation          BGFA                            0.15%
     -----------------------------------------------------------------
     Corporate Bond            WCM                    0-400M   0.15%
                                                    400-800M   0.125%
                                                       *800M   0.10%
     -----------------------------------------------------------------
     Equity Income             WCM                    0-200M   0.25%
                                                    200-400M   0.20%
                                                       *400M   0.15%
     -----------------------------------------------------------------
     Equity Value              WCM                    0-200M   0.25%
                                                    200-400M   0.20%
                                                       *400M   0.15%
     -----------------------------------------------------------------
     Growth                    WCM                    0-200M   0.25%
                                                    200-400M   0.20%
                                                       *400M   0.15%
     -----------------------------------------------------------------
     International Equity      WCM                    0-400M   0.35%
                                                    400-800M   0.25%
                                                       *800M   0.15%
     -----------------------------------------------------------------
     Large Company Growth      Peregrine               0-25M   0.36%
                                                      25-50M   0.29%
                                                     50-275M   0.24%
                                                       *275M   0.15%
     -----------------------------------------------------------------
     Money Market              WCM                   0-1000M   0.05%
                                                      *1000M   0.04%
     -----------------------------------------------------------------
     Small Cap Growth          WCM                    0-200M   0.25%
                                                    200-400M   0.20%
                                                       *400M   0.15%
     -----------------------------------------------------------------

     *  Greater than

     General.  Each Fund's Sub-Advisory Contract will continue in effect for
     -------
more than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or (ii) by the Trust's Board of Trustees, including a majority of the Trustees of the Company who are not parties to the Sub-Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. A Fund's Sub-Advisory Contract may be terminated on 60 days written notice by either party and will terminate automatically if assigned. Wells Fargo Bank may, from time to time, reallocate fees paid to or services provided by WCM, its wholly-owned subsidiary.

     Administrator. The Trust has retained Wells Fargo Bank as Administrator on behalf of each Fund. Under the Administration Agreement between Wells Fargo Bank and the Trust, Wells Fargo Bank shall provide as administration services, among other things: (I) general supervision of the Funds' operations, including coordination of the services performed by each Fund's investment Advisor, transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for each Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Trust's officers and Board of Trustees. Wells Fargo Bank also furnishes office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services. The Administrator is entitled to receive a fee of 0.15%, of the average daily net assets on an annual basis of each Fund.

     As discussed in the "Historical Fund Information" section, the Funds were created as part of the reorganization of Annuity Trust and Norwest Funds. Therefore, the information shown below concerning the dollar amounts of administration fees paid includes fees paid to administrators by the predecessor portfolio that is considered the surviving entity for accounting purposes.

     Asset Allocation, Equity Value, Growth and Money Market Funds.  Prior to
     -------------------------------------------------------------
the reorganization, Wells Fargo Bank served as administrator on behalf of the predecessor Annuity Trust Funds and was entitled to receive a fee of 0.15% of the average daily net assets of each Fund. Prior to March 25, 1999, Wells Fargo Bank served as administrator and Stephens Inc. ("Stephens") served as co-administrator for the Fund and each were entitled to receive 0.03% and 0.04%, respectively, of each Fund's average daily net assets on an annual basis. Prior to February 1, 1998, Wells Fargo Bank and Stephens received monthly fees of 0.04% and 0.02%, respectively, of the average daily net assets on an annual basis of each Fund. In connection with the change in fees, the responsibility for performing various administration services was shifted to the Co-Administrator. Prior to February 1, 1997, Stephens served as sole Administrator and performed substantially the same services now provided by Wells Fargo Bank. For these services, Stephens received monthly fees of 0.06% of the average daily net assets of each Fund.

     Equity Income and Small Cap Growth Funds.  Forum Financial Services, Inc.
     ----------------------------------------
("Forum") managed all aspects of the operation of the Funds, except those which were the responsibility of Forum Administrative Services, LLC ("FAS") as administrator or Norwest in its capacity as administrator. For providing these services, Forum was entitled to receive fees at the annual rate of 0.05% of the average daily net assets of each Fund.

     For the periods indicated below, the Funds paid the following dollar amounts as administration fees:

                                     Year          Year          Year
                                     Ended         Ended         Ended
     Fund                           12/31/99      12/31/98      12/31/97
     ----                          ---------     ---------     ---------

     Asset Allocation               $ 247,853     $  77,161     $  36,082
     Corporate Bond                 $  29,297           N/A           N/A
     Equity Income                  $ 127,550     $  63,430     $  30,354
     Equity Value                   $  25,910     $   1,438           N/A
     Growth                         $ 139,129     $  57,090     $  28,024
     Large Company Growth           $  14,509           N/A           N/A
     Money Market                   $  42,312     $   6,997     $   8,107
     Small Cap Growth               $  16,352     $  12,740     $  12,351


     Distributor.  Stephens Inc. ("Stephens," the "Distributor"), located at 111
     -----------
Center Street, Little Rock, Arkansas 72201, serves as Distributor for the Funds. The Funds have adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule"). The Plan was adopted by the Trust's Board of Trustees, including a majority of the Trustees who were not "interested persons" (as defined in the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Trustees").

     Under the Plan and pursuant to the related Distribution Agreement, each Fund pays Stephens up to 0.25% of the average daily net assets attributable to the Fund as compensation for distribution-related services or as reimbursement for distribution-related expenses.

     The actual fee payable to the Distributor by the above-indicated Funds is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank and its affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

     The predecessor Annuity Trust and Norwest Funds did not have a Distribution Plan and therefore did not pay distribution fees prior to the reorganization.

     The dollar amount of Rule 12b-1 fees paid to Stephens pursuant to each Fund's Rule 12b-1 Plan for the period beginning September 20, 1999 and ended December 31, 1999 are as follows:

                                             Printing &       Advertising/                      Broker/
                                             Mailing          Marketing       Underwriters      Dealer
                               Total         Prospectuses     Brochures       Compensation      Compensation
                               -----         ------------     ---------       ------------      ------------
Asset Allocation Fund          $147,399       $         0      $      0           $ 12             $147,387
Corporate Bond                 $ 44,625       $         0      $      0           $  7             $ 44,618
Equity Income                  $ 80,439       $         0      $      0           $  0             $ 80,439
Equity Value Fund              $ 15,883       $         0      $      0           $ 19             $ 15,864
Growth Fund                    $ 78,323       $         0      $      0           $ 14             $ 78,309
Large Company Growth Fund      $ 27,237       $         0      $      0           $  0             $ 27,237
Money Market Fund              $      0       $         0      $      0           $  0             $      0
Small Cap Growth Fund          $ 11,992       $         0      $      0           $ 39             $ 11,953

     Custodian. Norwest Bank Minnesota, N.A. ("Norwest Bank"), located at
     ---------
Norwest Center, 6th and Marquette, Minneapolis, Minnesota 55479, acts as Custodian for each Fund except the Asset Allocation Fund for which Barclays Global Investors, N.A. ("BGI"), located at 45 Fremont Street, 34th Floor, San Francisco, California 94105, acts as custodian, and the International Equity Fund for which Investors Bank & Trust Company ("IBT"), located at 200 Clarendon Street, Boston, Massachusetts 02116, has been selected as custodian. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as Custodian, Norwest Bank is entitled to receive fees as follows: 0.02% of the average daily net assets of each Fund. With respect to the Asset Allocation Fund, BGI does not receive any custody fees as long as BGFA serves as Sub-Advisor to the Fund. With respect to the International Equity Fund, IBT is entitled to receive a domestic custody fee of 0.01% of the average daily net assets of the Fund and transaction fees and basis point fees depending on the country in which the foreign assets are held.

     Fund Accountant.  Forum Accounting Services, LLC ("Forum Accounting"),
     ---------------
located at Two Portland Square, Portland, Maine 04101, acts as Fund Accountant for the Funds. For its services as Fund Accountant, Forum Accounting is entitled to receive a monthly base fee per Fund of $5,000, and a fee equal to 0.0025% of the average annual daily net assets of each Fund.

     Transfer and Dividend Disbursing Agent.  Boston Financial Data Services,
     --------------------------------------
Inc. ("BFDS"), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as Transfer and Dividend Disbursing Agent for the Funds. For providing such services, BFDS is entitled to receive a per-account fee as indicated in the chart below.

     -----------------------------------------------------------
     BFDS Fees

     -----------------------------------------------------------
     Annual Account Service Fees
     -----------------------------------------------------------
        Direct Accounts                    $  19.50
     -----------------------------------------------------------
        Level Three                        $  12.00
     -----------------------------------------------------------
        Networked Accounts
     -----------------------------------------------------------
        Closed Account Fee                 $   2.00
     -----------------------------------------------------------
        Complex Base Fee *                 $100,000
     -----------------------------------------------------------
     Activity Based Fees
     -----------------------------------------------------------
        Telephone Calls                    $   3.00/each
     -----------------------------------------------------------
     Conversion Fees
     -----------------------------------------------------------
        Per Account Fee                    $   2.00
     -----------------------------------------------------------
     IRA Custodial Fees
     -----------------------------------------------------------
        Annual Maintenance                 $  10.00/account
     -----------------------------------------------------------
     Dedicated Programming
     -----------------------------------------------------------
        Per Dedicated                      $150,000/per year
        Associate
     -----------------------------------------------------------

____________________
* Represents fee paid to BFDS by all the Funds of the Trust, Wells Fargo Funds Trust and Wells Fargo Core Trust.

     Underwriting Commissions.  Stephens serves as the principal underwriter
     ------------------------
distributing securities of the Funds on a continuous basis. Stephens served as principal underwriter of the Annuity Trust predecessor portfolios and Forum served as underwriter of the predecessor Norwest portfolios. Stephens and Forum did not, and Stephens does not, receive commissions in relation to the provision of underwriting services.

                            PERFORMANCE CALCULATIONS

     The Funds may advertise certain yield and total return information. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     In connection with communicating its performance to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

     Performance information for a Fund may be useful in reviewing the performance of such Fund and for providing a basis for comparison with investment alternatives. The yield of a Fund however, may not be comparable to the yields from investment alternatives because of differences in the methods used to value portfolio securities, compute expenses and calculate yield.

     Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year for the Funds.

     Average Annual Total Return: Each Fund may advertise certain total return information. Any Fund advertising would be accompanied by performance information of the related insurance company separate accounts or by an explanation that Fund performance information does not reflect separate account fees and charges. As and to the extent required by the SEC, an average annual total rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula: P(1+T)/n/ = ERV.

     For the year ended December 31, 1999, the following chart provides the average annual returns for the Funds listed below:

Fund                            Inception        Five Year       Three Year        One Year
---------------------------  ---------------  ---------------  ---------------  ---------------
Asset Allocation                   16.61%           18.93%           18.29%            9.33%
Corporate Bond *                   -0.16%             N/A              N/A              N/A
Equity Income                      17.14%             N/A            17.48%            7.90%
Equity Value                       -3.73%             N/A              N/A            -2.48%
Growth                             21.22%           23.55%           22.09%           20.41%
Large Company Growth *             20.30%             N/A              N/A              N/A
Money Market                        4.83%            4.88%            4.75%            4.46%
Small Cap Growth                   20.41%             N/A            16.01%           66.27%

____________________
* Returns are not annualized.

     Cumulative Total Return: In addition to the above performance information, the Funds may advertise cumulative total return of shares. Cumulative total return of shares is computed on a per share basis and assumes the reinvestment of dividends and distributions. Cumulative total return of shares generally is expressed as a percentage rate which is calculated by combining the income and principal charges for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return of shares or may include the value of a hypothetical investment in shares at the end of the period which assumes the application of the percentage rate of total return.

     For the year ended December 31, 1999, the following chart provides the cumulative total return for the Funds listed below:

Fund                            Inception        Five Year       Three Year        One Year
---------------------------  ---------------  ---------------  ---------------  ---------------
Asset Allocation                     140.60%          137.90%           65.53%            9.33%
Corporate Bond                        -0.16%             N/A              N/A              N/A
Equity Income                         78.29%           78.29%           62.15%            7.90%
Equity Value                          -6.14%             N/A              N/A            -2.48%
Growth                               200.74%          187.88%           81.99%           20.41%
Large Company Growth                  20.30%             N/A              N/A              N/A
Money Market                          30.32%           26.89%           14.95%            4.46%
Small Cap Growth                     137.97%          137.97%           56.11%           66.27%

     Yield Calculations: The Corporate Bond and Money Market Funds may advertise certain yield information. As and to the extent required by the SEC, yield is calculated based on a 30-day (or one month) period, computed by dividing the net investment income per share earned during the period by the net asset value per share on the last day of the period, according to the following formula: YIELD = 2[((a- b/cd)+1)6-1], where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the net asset value per share on the last day of the period. The net investment income of each Fund includes actual interest income, plus or minus amortized purchase discount (which may include original issue discount) or premium, less accrued expenses. Realized and unrealized gains and losses on portfolio securities are not included in the Funds' net investment income.

     The yields for the Corporate Bond Fund will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and do not provide a basis for determining future yields since they are based on historical data. Yield is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to the Fund.

     In addition, investors should recognize that changes in the net asset value of shares of the Corporate Bond Fund will affect the yield of the Fund for any specified period, and such changes should be considered together with the Fund's yield in ascertaining the Fund's total return to shareholders for the period. Yield information for the Funds may be useful in reviewing the performance of the Funds and for providing a basis for comparison with investment alternatives. The yield of a Fund, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

            Yield for the Applicable Period Ended December 31, 1999
            -------------------------------------------------------

     Fund                        7-day Yield         30-day Yield
     ----                        -----------         ------------
     Corporate Bond                  N/A                 6.71%
     Money Market                   5.06%                5.04%

     General.  From time to time, and only to the extent the comparison is
     -------
appropriate for a Fund, Wells Fargo Variable Trust may quote a Fund's performance or price-earnings ratio in advertising and other types of literature as compared to the performance of the S&P 500 Index, the Dow Jones Industrial Average, the Wilshire 5000 Equity Index, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), Ten Year U.S. Government Bond Average, S&P's Corporate Bond Yield Averages, Schabacter Investment Management Indices, Salomon Brothers High Grade Bond Index, Lehman Brothers Long-Term High Quality Government/Corporate Bond Index, other managed or unmanaged indices or performance data of bonds, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P 500 Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. Unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses. Managed indices generally do reflect such deductions.

     The Funds' performance also may be compared to those of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The Funds' performance is calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. The Money Market Fund's comparative performance will be based on a comparison of yields, as described above, or total return, as reported by Lipper, Survey Publications, Donoghue or Morningstar, Inc.

     Any such comparisons may be useful to investors who wish to compare a Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results. Wells Fargo Variable Trust also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential holder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

     Wells Fargo Variable Trust also may disclose, in advertising and other types of literature, information and statements that Wells Capital Management, Inc. ("WCM" formerly, WFIM), a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1997 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. Wells Fargo Variable Trust also may disclose in advertising and other types of sales literature the assets and categories of assets under management by its investment advisor or sub-advisor and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of December 31, 1999, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $136 billion of assets of individuals, trusts, estates and institutions and $61 billion of mutual fund assets.

     In addition, Wells Fargo Variable Trust also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. Wells Fargo Variable Trust also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

     Wells Fargo Variable Trust also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for a Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Fund (or returns in general) on a tax deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate a Fund's historical performance or current or potential value with respect to the particular industry or sector.

     Wells Fargo Variable Trust also may discuss in advertising and other types of literature that a Fund has been assigned a rating by an NRRO, such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by a Fund. The assigned rating would not be a recommendation to purchase, sell or hold a Fund's shares since the rating would not comment on the net asset value of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. Wells Fargo Variable Trust may compare a Fund's performance with other investments which are assigned ratings by NRROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

                       DETERMINATION OF NET ASSET VALUE

     Net asset value per share for each of the Funds is determined by the custodian of the Fund at 1:00 p.m. (Pacific time) on each day the New York Stock Exchange ("NYSE") is open for trading except the Money Market Fund. Net asset value per share for the Money Market Fund is determined by the custodian at 9:00 a.m. (Pacific time) on each day Wells Fargo Bank is open for business.

     Non-Money Market Funds.  Securities for which market quotations are
     -----------------------
available are valued at latest prices. Securities for which the primary market is a national securities exchange or the National Association of Securities Dealers Automated Quotations National Market System are valued at last sale prices. In the absence of any sale of such securities on the valuation date and in the case of other securities, including U.S. Government obligations but excluding debt instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. If the values reported on a foreign exchange are materially affected by events occurring after the close of foreign exchange, assets may be valued by a method that the Board of Trustees believes accurately reflects fair value. Debt instruments maturing in 60 days or less are valued at amortized cost. Futures contracts are marked to market daily at their respective settlement prices determined by the relevant exchange. These prices are not necessarily final closing prices but are intended to represent prices prevailing during the final 30 seconds of the trading day. Options listed on a national exchange are valued at the last sale price on the exchange on which they are traded at the close of the NYSE, or, in the absence of any sale on the valuation date, at latest quoted bid prices. Options not listed on a national exchange are valued at latest quoted bid prices. In all cases, bid prices are furnished by a reputable independent pricing service approved by the Board of Trustees. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of the Funds for which current market quotations are not readily available are valued at fair value as determined in good faith by Wells Fargo Variable Trust's Trustees and in accordance with procedures adopted by the Trustees.

     Money Market Fund.  The Money Market Fund uses the amortized cost method to
     ------------------
determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Fund would receive if the security were sold. During these periods the yield to a shareholder any differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund using solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

     Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Fund must maintain a dollar-weighed average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of thirteen months or less and invest only in those high-quality securities that are determined by the Board of Trustees to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable and floating rate instruments subject to demand features. Pursuant to Rule 2a-7, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations. It is the intention of the Fund to maintain a per share net asset value of $1.00, but there can be no assurance that each Fund will do so.


                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Payment for shares may, in the discretion of the advisor, be made in the form of securities that are permissible investments for the Funds as described in the Prospectuses. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     As indicated in the Prospectus, the Trust may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Trust may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of Wells Fargo Variable Trust's responsibilities under the 1940 Act.

                            PORTFOLIO TRANSACTIONS

     Purchases and sales of equity securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Stephens or Wells Fargo Securities Inc. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

     Purchases and sales of non-equity securities are usually principal transactions. Non-equity securities normally are purchased or sold from or to dealers serving as market makers for the securities at a net price. Each of the Funds also may purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing non-equity securities transactions consists primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with Wells Fargo Variable Trust are prohibited from dealing with Wells Fargo Variable Trust as principals in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available.

     Wells Fargo Variable Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by Wells Fargo Variable Trust's Board of Trustees, Wells Fargo Bank, as advisor, is responsible for each Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of Wells Fargo Variable Trust to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. Wells Fargo Bank generally seeks reasonably competitive spreads or commissions.

     In assessing the best overall terms available for any transaction, Wells Fargo Bank considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. As a result, the Fund may pay a broker/dealer which furnishes brokerage and research services a higher commission than that which may be charged by another broker/dealer for effecting the same transaction. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

     Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by Wells Fargo Bank and does not reduce the advisory fees payable by a Fund. The Board of Trustees will periodically review the commissions paid by each Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised.

     Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

     Under Section 28(e) of the Securities Exchange Act of 1934, an advisor shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of
Section 28(e), an advisor must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an advisor with lawful and appropriate assistance in the performance of its investment decision-making responsibilities." Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

     Broker/dealers may furnish statistical, research and other information or services which are deemed to be beneficial to a Fund's investment programs. Research services received from brokers supplement the advisors' own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, market, specific industry groups and individual companies; information on political developments; portfolio management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

     The outside research assistance may be useful, since the brokers utilized by the funds as a group may follow a broader universe of securities and other matters than the staff of Wells Fargo Bank can follow. In addition, this research may provide Wells Fargo Bank with a diverse perspective on financial markets. Research services which are provided to Wells Fargo Bank by brokers are available for the benefit of all accounts managed or advised by Wells Fargo Bank. It is the opinion of Wells Fargo Bank that this material is beneficial in supplementing their research and analysis; and, therefore, it may benefit the Funds by improving the qualify of Wells Fargo Bank's investment advice. The advisory fees paid by the Funds are not reduced because Wells Fargo Bank may receive such services.

                                 FUND EXPENSES

     From time to time, Wells Fargo Bank and Stephens may waive fees from the Funds in whole or in part. Any such waiver will reduce expenses of a Fund and, accordingly, have a favorable impact on such Fund's performance. Except for the expenses borne by Wells Fargo Bank and Stephens, the Funds bear all costs of their respective operations, including the compensation of Wells Fargo Variable Trust's trustees who are not officers or employees of Wells Fargo Bank or Stephens or any of their affiliates; advisory, shareholder servicing, and administration fees; payments pursuant to any Plans; interest charges; taxes; fees and expenses of independent auditors; legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming Fund shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' or investors' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of the custodian, including those of keeping books and accounts and calculating the net asset value of each Fund; expenses of shareholders' or investors' meetings; expenses relating to the issuance, registration and qualification of shares of the Funds; pricing services; organizational expenses; and any extraordinary expenses. Expenses attributable to a Fund are charged against the respective assets of the Fund. A pro rata portion of the expenses of Wells Fargo Variable Trust are charged against the assets of a Fund.

                             FEDERAL INCOME TAXES

     The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectus of the Funds describes generally the tax treatment of the Funds and their shareholders (i.e., the Participating Insurance Companies and their separate accounts). This section of the SAI includes additional information concerning federal income taxes.

     In General. The Trust intends to qualify each Fund as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interest of the Fund's shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will be applied to each Fund, rather than to the Company as a whole. In addition, income, gains and expenses will be determined separately for each Fund. As a regulated investment company, each Fund generally will not be taxed on its income and gains distributed to its shareholders.

     For a Fund to qualify as a regulated investment company under the Code, the following requirements must also be satisfied: (a) at least 90% of the Fund's annual gross income must be derived from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the Fund's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) the Fund must diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies) or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses. Each Fund intends to meet these requirements.

     Each Fund must also distribute or be deemed to distribute to its shareholders at least 90% of its net investment income (which, for this purpose, includes net short-term capital gains and certain other items) earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. Furthermore, distributions to a shareholder of record declared in October, November or December of one taxable year and paid by January 31 of the following taxable year are treated as paid by December 31 of the first taxable year. The Funds intend to pay out substantially all of their net investment income and net realized capital gains, if any, for each year.

     Excise Tax. A 4% non-deductible excise tax will be imposed on each Fund to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

     Taxation of Holders of Variable Contracts and Policies. Shares of each Fund are only offered to holders of variable annuity contracts and variable insurance policies through participating insurance companies. As discussed in the prospectus for the variably annuity contract or variable insurance policy, the contract or policy may qualify for favorable tax treatment. As long as the variable annuity contract or variable annuity policy maintains favorable tax treatment, the holder will only be taxed on his or her investment in a Fund through such contract or policy, regardless of the transfer of Fund shares, the amount and nature of a Fund's income and gains, or a Fund's distributions of net investment income and realized capital gains.

     In order for a variable annuity contract or variable insurance policy to qualify for favorable tax treatment, among other things, the "separate accounts" (referred to as "segregated asset accounts" under the Code) of participating insurance companies, which maintain and invest net proceeds from the contracts and policies, must be "adequately diversified." In general, the investments of a separate account are considered to be "adequatley diversified" only if (i) no more than 55% of the value of the total assets of the account is represented by any one investment; (ii) no more than 70% of the value of the total assets of the account is represented by any two investments; (iii) no more than 80% of the value of the total assets of the account is represented by any three investments; and (iv) no more than 90% of the value of the total assets of the account is represented by any four investments. In general, all securities of the same issuer are treated as a single investment for such purposes. However, Treasury Regulations provide a "look-through rule" with respect to a separate account's investments in a regulated investment company for purposes of the applicable diversification requirements, provided certain conditions are satisfied by the regulated investment company. In particular, if the beneficial interests in the regulated investment company are held by one or more separate accounts of one or more insurance companies, and if public access to such regulated investment company is available exclusively through the purchase of a variable annuity contract or variable life insurance policy, then a separate account's beneficial interest in the regulated investment company is not treated as a single investment. Instead, a pro rata portion of each asset of the regulated investment company is treated as an asset of the separate account.

     Each Fund intends to satisfy the relevant conditions at all times to enable the corresponding separate accounts to be "adequately diversified."
Accordingly, each separate account of the participating insurance companies will be able to treat its interests in a Fund as ownership of a pro rata portion of each asset of the Fund, so that individual holders of the variable annuity contracts or variable life insurance policies underlying the separate account will qualify for favorable federal income tax treatment under the Code.

     For information concerning the federal income tax consequences for the holders of variable annuity contracts and variable life insurance, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies and should consult their own tax advisors.

     Information Regarding a Fund's Foreign Investments. If a Fund purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to federal income tax and an interest charge imposed by the Internal Revenue Service (the "IRS") upon certain distributions from the PFIC or the Fund's disposition of its PFIC shares. If a Fund invests in a PFIC, the Fund intends to make an available election to mark-to-market its interest in PFIC shares. Under the election, the Fund will be treated as recognizing at the end of each taxable year the difference, if any, between the fair market value of its interest in the PFIC shares and its basis in such shares. In some circumstances, the recognition of loss may be suspended. The Fund will adjust its basis in the PFIC shares by the amount of income (or loss) recognized. Although such income (or loss) will be taxable to the Fund as ordinary income

(or loss) notwithstanding any distributions by the PFIC, the Fund will not otherwise be subject to federal income tax or the interest charge with respect to its interest in the PFIC under the election. However, no assurance can be given that the Fund will be able to determine that it has invested in a PFIC, and, accordingly, the Fund may not be able to make the "mark-to-market" election. Accordingly, a Fund may be subject to the tax and interest charge with respect to its investments in PFICs described in this paragraph.

     Income and dividends received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund generally will be eligible to file an election with the IRS pursuant to which the regulated investment company may pass-through to its shareholders foreign taxes paid by the regulated investment company, which may be claimed either as a credit or deduction by the shareholders. Although the International Equity Fund may qualify for the election, holders of variable annuity contracts and variable life insurance policies may not claim credits or deductions for foreign taxes passed through by a Fund. Accordingly, holders of such contracts and policies can except to receive no benefit for foreign taxes incurred by a Fund.

held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

     Disposition of Fund Shares. A disposition of Fund shares pursuant to a redemption (including a redemption in-kind) or an exchange ordinarily will result in a taxable capital gain or loss, depending on the amount received for the shares (or deemed to be received in the case of an exchange) and the cost of the shares.

     If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

     If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. The loss disallowance rules described in this paragraph do not apply to losses realized under a periodic redemption.

     Federal Income Tax Rates. As of the printing of this SAI, the maximum individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 20%; and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). The amount of tax payable by an individual or corporation, however, may be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

     Other Matters. Investors should be aware that the investments to be made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although each Fund will seek to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

     The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the Federal tax considerations generally affecting investments in the Portfolio. Each investor is urged to consult his or her tax advisor regarding specific questions as to Federal, state, local or foreign taxes.

                                 CAPITAL STOCK

     Wells Fargo Variable Trust, an open-end, management investment company, was organized as a Delaware Business Trust on March 10, 1999. As of the date of this SAI, Wells Fargo Variable Trust's Board of Trustees has authorized the issuance of nine series of shares, each representing an unlimited number of beneficial interests and the Board of Trustees may, in the future, authorize the creation of additional investment portfolios.

     All shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract is a matter to be determined separately by Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the Shareholders of the other investment portfolios to approve the proposal as to those investment portfolios. As used in the Prospectus and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the shareholders of more than 50% of the outstanding interests of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of Wells Fargo Variable Trust as a whole, means the vote of the lesser of (i) 67% of Wells Fargo Variable Trust's shares represented at a meeting if the shareholders of more than 50% of Wells Fargo Variable Trust's outstanding shares are present in person or by proxy, or
(ii) more than 50% of Wells Fargo Variable Trust's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. Wells Fargo Variable Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act. However, Wells Fargo Variable Trust has undertaken to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if requested in writing by the shareholders of at least 10% of Wells Fargo Variable Trust's outstanding voting shares, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

     Each share of a Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of Wells Fargo Variable Trust, shareholders of a Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

     Shareholders are not entitled to any preemptive rights. All shares, when issued as described in the Prospectus, will be fully paid and non-assessable by Wells Fargo Variable Trust.

     Set forth below is the name, address and share ownership of each person known by the Trust to have beneficial or record ownership of 5% or more of the voting securities of a Fund as a whole.


                       5% OWNERSHIP AS OF MARCH 31, 2000
                       ---------------------------------

                                                                            Type of        Percentage
Fund                                Address                                Ownership        of Fund
----                                -------                                ---------        ------
Asset Allocation                    American Skandia Life                 Record             98.54%
                                    P.O. Box 883
                                    Shelton, CT  06484

Corporate Bond                      American Skandia Life                 Record             58.43%
                                    P.O. Box 883
                                    Shelton, CT  06484

                                    Fortis Benefits Insurance Co.         Record             41.51%
                                    Attn. Bruce Fiedler W1511
                                    P.O. Box 64271
                                    St. Paul, MN  55164

Equity Income                       Fortis Benefits Insurance Co.         Record             97.87%
                                    Attn. Bruce Fiedler W1511
                                    P.O. Box 64271
                                    St. Paul, MN  55164

Equity Value                        American Skandia Life                 Record             98.68%
                                    P.O. Box 883
                                    Shelton, CT  06484

Growth                              American Skandia Life                 Record             99.69%
                                    P.O. Box 883
                                    Shelton, CT  06484

International Equity                N/A                                   N/A                  N/A

Large Company Growth                American Skandia Life                 Record              9.02%
                                    P.O. Box 883
                                    Shelton, CT  06484

                                    Fortis Benefits Insurance Co.         Record             90.98%
                                    Attn. Bruce Fiedler W1511
                                    P.O. Box 64271

Money Market                        American Skandia Life                 Record             99.91%
                                    P.O. Box 883
                                    Shelton, CT  06484

Small Cap Growth                    American Skandia Life                 Record             29.13%
                                    P.O. Box 883
                                    Shelton, CT  06484

                                    Fortis Benefits Insurance Co.         Record             69.89%
                                    Attn. Bruce Fiedler W1511
                                    P.O. Box 64271
                                    St. Paul, MN  55164

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

                                     OTHER

     The Registration Statement, including the Prospectus, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                                    COUNSEL

     Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Trust, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Funds' Prospectus.

                             INDEPENDENT AUDITORS

     KPMG LLP has been selected as the independent auditors for Wells Fargo Variable Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                             FINANCIAL INFORMATION

     The audited financial statements, which include the portfolios of investments and independent auditors' report for the Funds for the year ended December 31, 1999, are hereby incorporated by reference to the Annual Reports.

     Annual and Semi-Annual Reports may be obtained by calling 1-800-680-8920 or 1-800-222-8222.

                                   APPENDIX

     The following is a description of the ratings given by Moody's and S&P to corporate bonds and commercial paper.

                                CORPORATE BONDS

     MOODY'S: The four highest ratings for corporate bonds are "Aaa,""Aa","A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

     S&P: The four highest ratings for corporate bonds are "AAA,""AA,""A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

                          CORPORATE COMMERCIAL PAPER

     MOODY'S: The highest rating for corporate commercial paper is "P-1" (Prime-
1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

     S&P: The "A-1" rating for corporate commercial paper indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

                          WELLS FARGO VARIABLE TRUST
                         File Nos. 333-74283; 811-09255

                                     PART C
                               OTHER INFORMATION

Item 23.    Exhibits.
            --------

   Exhibit
   Number                          Description
   -------                         -----------

     (a)            -    Amended and Restated Declaration of Trust, incorporated
                         by reference to the Trust's Post-Effective Amendment
                         No. 5, filed September 20, 1999.

     (b)            -    Not applicable.

     (c)            -    Not applicable.

     (d)(1)         -    Investment Advisory Agreement with Wells Fargo Bank,
                         N.A., incorporated by reference to the Trust's Post-
                         Effective Amendment No. 5, filed September 20, 1999.

        (2)(i)      -    Investment Sub-Advisory Agreement with Barclays Global
                         Fund Advisors, incorporated by reference to the Trust's
                         Post-Effective Amendment No. 5, filed September 20,
                         1999.

           (ii)     -    Investment Sub-Advisory Agreement with Peregrine
                         Capital Management, Inc., incorporated by reference to the Trust's Post-Effective Amendment No. 5, filed
                         September 20, 1999.

           (iii)    -    Investment Sub-Advisory Agreement with Wells Capital
                         Management, Inc., incorporated by reference to the Trust's Post-Effective Amendment No. 5, filed September
                         20, 1999.

     (e)            -    Distribution Agreement, incorporated by reference to
                         the Trust's Post-Effective Amendment No. 5, filed
                         September 20, 1999.

     (f)            -    Not applicable.

     (g)(1)         -    Custody Agreement with Barclays Global Investors, N.A.,
                         incorporated by reference to the Trust's Post-Effective
                         Amendment No. 5, filed September 20, 1999.

        (2)         -    Custody Agreement with Norwest Bank Minnesota, N.A.,
                         incorporated by reference to the Trust's Post-Effective
                         Amendment No. 5, filed September 20, 1999.

     (h)(1)         -    Administration Agreement with Wells Fargo Bank, N.A.,
                         incorporated by reference to the Trust's Post-Effective
                         Amendment No. 5, filed September 20, 1999.


                 (2)                 -   Fund Accounting Agreement with Forum Accounting Services, LLC, incorporated by reference to the Trust's Post-Effective Amendment No. 5, filed September 20, 1999.

                 (3)                 -   Investment Sub-Advisory Agreement with Wells Capital Management, Inc., incorporated by reference to the Trust's Post-Effective Amendment No. 5, filed September 20, 1999.


                 (4)                 -   Transfer Agency and Service Agreement with Boston Financial Data Services, Inc., incorporated by reference to the Trust's Post-Effective Amendment No. 5, filed September
                                         20, 1999.

                 (5)                 -   Form of Participation Agreement, incorporated by reference to the Trust's Post-Effective
                                         Amendment No. 5, filed September 20, 1999.

                 (6)                 -   Fee and Expense Agreement with Wells Fargo Bank, N.A., incorporated by reference to the
                                         Trust's Post-Effective Amendment No. 5, filed September 20, 1999.

                 (7)                 -   Securities Lending Agreement with Wells Fargo Bank, N.A. and Norwest Bank Minnesota, N.A.,
                                         incorporated by reference to the Trust's Post-Effective Amendment No. 5, filed September
                                         20, 1999.

            (i)                      -   Legal Opinion, filed herewith.

            (j)                      -   Consent of Independent Auditors, filed herewith.

            (k)                      -   Not applicable.

             (l)                     -   Not applicable.

             (m)                     -   Rule 12b-1 Distribution Plan, incorporated by reference to the Trust's Post-Effective
                                         Amendment No. 5, filed September 20, 1999.

             (n)                     -   Not applicable.

             (o)                     -   Not applicable.

Item 24.  Persons Controlled by or Under
          Common Control with the Fund.
          ----------------------------

          Registrant believes that no person is controlled by or under common control with Registrant.


Item 25.  Indemnification.
          ---------------

          Article IX of the Registrant's Declaration of Trust limits the liability and, in certain instances, provides for mandatory indemnification of the Registrant's trustees, officers, employees, agents and holders of beneficial interests in the Trust and its Funds.

Item 26.  Business and Other Connections
          of Investment Adviser.
          -------------------------------------

          (a) Wells Fargo Bank, N.A. ("Wells Fargo Bank"), a wholly owned subsidiary of Wells Fargo & Company, serves as investment adviser to all of the Registrant's investment portfolios, and to certain other registered open-end management investment companies. Wells Fargo Bank's business is that of a national banking association with respect to which it conducts a variety of commercial banking and trust activities.

               To the knowledge of Registrant, none of the directors or executive officers of Wells Fargo Bank is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain executive officers also hold various positions with and engage in business for Wells Fargo & Company. All the directors of Wells Fargo Bank also serve as directors of Wells Fargo & Company.

          (b) Barclays Global Fund Advisors ("BGFA"), a wholly-owned subsidiary of Barclays Global Investors, N.A. ("BGI", formerly, Wells Fargo Institutional Trust Company), serves as sub-adviser to the Asset Allocation Fund of the Trust and as adviser or sub-adviser to certain other open-end management investment companies. The description of BGFA in Parts A and B of this Registration Statement is incorporated by reference herein. The directors and officers of BGFA also serve as directors or officers of BGI. To the knowledge of the Registrant, none of the directors or executive officers of BGFA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

          (c) Wells Capital Management Incorporated, a wholly-owned subsidiary of Wells Fargo Bank, N.A., serves as sub-adviser to the Corporate Bond, Equity Income, Equity Value, Growth, International Equity, Money Market and Small Cap Growth Funds. The description of Wells Capital Management ("WCM") in Parts A and B of this Registration Statement is incorporated by reference herein. None of the directors and principal executive officers of WCM serves, or has served in the past two fiscal years, in such capacity for any other entity.

          (d)  Peregrine Capital Management, Inc., a subsidiary of Wells
Fargo Bank, N.A., serves as sub-adviser to the Large Company Growth Fund. The description of Peregrine Capital Management, Inc. ("Peregrine") in Parts A and B of the Registration Statement, is incorporated by reference herein. The following are the directors and principal executive officers of Peregrine who serve in similar capacities of a substantial nature for other entities.

                                                                           Principal Business(es)
                                                                           at Least the Last
Name                                   Position                            Two Fiscal Years
----                                   --------                            ----------------------
James R. Campbell                      President, Chief Executive          Norwest Bank Minnesota, N.A.
Director                               Officer, Director                   6th & Marquette
                                                                           Minneapolis, MN 55479-0116


Item 27.  Principal Underwriters.
          ----------------------

               (a) Stephens Inc. ("Stephens"), distributor for the Registrant, does not presently act as investment adviser for any other registered investment companies, but does act as principal underwriter for Barclays Global Funds Inc., Nations Fund, Inc., Nations Fund Trust, Nations Funds Trust, Nations LifeGoal Funds, Inc., Nations Reserves, Nations Annuity Trust, Master Investment Trust, Wells Fargo Core Trust and Wells Fargo Funds Trust and is the exclusive placement agent for Master Investment Portfolio, all of which are registered open-end management investment companies.

               (b) Information with respect to each director and officer of the principal underwriter is incorporated by reference to Form ADV and Schedules A and D thereto, filed by Stephens with the Securities and Exchange Commission pursuant to the Investment Advisors Act of 1940 (file No. 501-15510).

         (c)  Not applicable.

Item 28.  Location of Accounts and Records.
          --------------------------------

          (a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, "Records") at the offices of Stephens Inc., 111 Center Street, Little Rock, Arkansas 72201.

          (b) Wells Fargo Bank maintains all Records relating to its services as investment adviser and administrator at 525 Market Street, San Francisco, California 94105.

          (c) BGFA and BGI maintain all Records relating to their services as sub-adviser and custodian, respectively, to the Asset Allocation Fund at 45 Fremont Street, San Francisco, California 94105.

          (d) Stephens maintains all Records relating to its services as distributor at 111 Center Street, Little Rock, Arkansas 72201.

          (e) Norwest Bank Minnesota, N.A. maintains all Records relating to its services as custodian at 6th & Marquette, Minneapolis, Minnesota 55479-0040.

          (f) Wells Capital Management Incorporated maintains all Records relating to its services as investment sub-adviser at 525 Market Street, San Francisco, California 94105.

          (g) Peregrine Capital Management, Inc. maintains all Records relating to its services as investment sub-adviser at 800 LaSalle Avenue, Minneapolis, Minnesota 55479.

          (h) Boston Financial Data Services, Inc. maintains all Records relating to its services as transfer agent at Two Heritage Drive, Quincy, Massachusetts 02171.

Item 29.  Management Services.
          -------------------

               Other than as set forth under the captions "Organization and Management of the Funds"" in the Prospectus constituting Part A of this Registration Statement and "Management" in the Statement of Additional Information constituting Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30.  Undertakings.  Not applicable.
          ------------

                                  SIGNATURES
                                  ----------

       Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement on Form N-1A pursuant to rule 485(b) under the Securities Act of 1933, and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of Little Rock, State of Arkansas on the 1st day of May, 2000.

                      WELLS FARGO VARIABLE TRUST

                      By /s/ Richard H. Blank, Jr.
                         -------------------------
                             Richard H. Blank, Jr.
                             Assistant Secretary
                             (Attorney-in-Fact for Principal Financial Officer)

       Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 6 to its Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:

Signature                          Title                        Date
---------                          -----                        ----

           *                       Trustee
--------------------------
Robert C. Brown

           *                       Trustee
--------------------------
Donald H. Burkhardt

           *                       Trustee
--------------------------
Jack S. Euphrat

           *                       Trustee
--------------------------
Thomas S. Goho

           *                       Trustee
--------------------------
Peter G. Gordon

           *                       Trustee
--------------------------
W. Rodney Hughes

           *                       Trustee
--------------------------
Richard M. Leach

           *                       Trustee
--------------------------
J. Tucker Morse

           *                       Trustee
--------------------------
Timothy J. Penny

           *                       Trustee
--------------------------
Donald C. Willeke

*By:  /s/ Richard H. Blank, Jr.
     --------------------------
       Richard H. Blank, Jr.
       As Attorney-in-Fact
       May 1, 2000

                          WELLS FARGO VARIABLE TRUST
                        FILE NOS. 333-74283; 811-09255

                                 EXHIBIT INDEX

Exhibit Number                                Description

EX-99.B(i)             Opinion and Consent of Counsel

EX-99.B(ii)            Consent of Independent Auditors